Securities Act Registration No. 333-39110
                                       Investment Act Registration No. 811-09979

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]

                        Pre-Effective Amendment No. _                      [ ]

                       Post-Effective Amendment No. 6                      [X]

             REGISTRATION STATEMENT UNDER THE INVESTMENT ACT OF 1940

                               Amendment No. 4                             [X]


                            ------------------------

                    AMERITAS LIFE of NY SEPARATE ACCOUNT VUL
                                  (Registrant)

                   AMERITAS LIFE INSURANCE CORP. of NEW YORK
                                   (Depositor)
                           1350 Broadway, Suite 2201
                            New York, New York 10018
                                 1-877-280-6110

                            ------------------------

                                Robert G. Lange
             Director, Vice President, General Counsel & Secretary
                   Ameritas Life Insurance Corp. of New York
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                                  402-467-1122

                            ------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after effective date.

         It is proposed that this filing will become effective:
           [ ] immediately upon filing pursuant to paragraph b of Rule 485
           [X] on May 1, 2012 pursuant to paragraph b of Rule 485
           [ ] 60 days after filing pursuant to paragraph a of Rule 485
           [ ] pursuant to paragraph a of Rule 485


         If appropriate, check the following box:
           [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Overture Encore! II

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PROSPECTUS: May 1, 2012

                                [AMERITAS LIFE INSURANCE CORP. OF NEW YORK LOGO]

OVERTURE ENCORE! II
Flexible Premium
Variable Universal Life Insurance Policy
                                        Ameritas Life of NY Separate Account VUL
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     This prospectus describes the Policy, especially its Separate Account. The Policy is designed to help you, the Policy Owner, provide life insurance protection while having flexibility, within limits, as to the amount and timing of premium payments, the amount of the Death Benefit, and how you invest your Policy value. The value of your Policy will increase or decrease based on the performance of the investment options you choose. The amount of the Death Benefit can also vary as a result of investment performance.

     You may allocate all or part of your Policy value among a variety of Subaccount variable investment options where you have the investment risk, including possible loss of principal. The Subaccounts are listed in the Investment Options section of this prospectus.

     You may also allocate all or part of your investment to a Fixed Account fixed interest rate option, where we have the investment risk. We guarantee a certain return on any investment in the Fixed Account.

  Please Read this Prospectus Carefully and Keep It for Future Reference. It provides information you should consider before investing in a Policy.

Prospectuses for the portfolios underlying the Subaccount variable investment options are available without charge from your sales representative or from our Service Center.

The Securities and Exchange Commission ("SEC") does not pass upon the accuracy or adequacy of this prospectus, and has not approved or disapproved the Policy.
           Any representation to the contrary is a criminal offense.

           This prospectus may only be used to offer the Policy where the Policy may lawfully be sold.

      No one is authorized to give information or make any representation about the Policy that is not in this prospectus.
 If anyone does so, you should not rely upon it as being accurate or adequate.

        NOT FDIC INSURED        MAY LOSE VALUE        NO BANK GUARANTEE

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  Ameritas Life Insurance Corp. of New York (we, us, our, Ameritas Life of NY)
     1350 Broadway, Suite 2201, New York, NY 10018 Telephone 1-877-280-6110
           Direct questions to us at Service Center, P.O. Box 82550,
                    Lincoln, Nebraska 68501. 1-800-745-1112.
                                 AmeritasNY.com
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Overture Encore! II                  - 1 -

TABLE OF CONTENTS                                                  Begin on Page
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     POLICY SUMMARY............................................................3
          Policy Benefits......................................................3
          Policy Risks.........................................................4
     CHARGES...................................................................6
          Policy Charges.......................................................6
          Portfolio Company Operating Expenses.................................7
     CHARGES EXPLAINED.........................................................8
          Transaction Charges..................................................8
          Periodic Charges:
          Monthly Deductions from Policy Value.................................8
          Periodic Charges:
          Daily Deduction from Separate Account Assets.........................9
     INVESTMENT OPTIONS........................................................9
          Separate Account Variable Investment Options........................10
          Fixed Account Investment Option.....................................12
          Transfers...........................................................12
          Third-Party Services................................................13
          Disruptive Trading Procedures.......................................13
          Systematic Transfer Programs........................................15
     OTHER IMPORTANT POLICY INFORMATION.......................................16
          Policy Application and Issuance.....................................16
          Policy Value........................................................16
          Telephone Transactions..............................................17
          Electronic Delivery and Communications..............................18
          Net Cash Surrender Value Bonus......................................18
          Misstatement of Age or Sex..........................................18
          Suicide.............................................................18
          Incontestability....................................................18
          Assignment..........................................................18
          Lapse and Grace Period..............................................19
          Reinstatement.......................................................19
          Delay of Payments or Transfers......................................20
          Beneficiary.........................................................20
          Minor Owner or Beneficiary..........................................20
          Policy Changes......................................................20
          Optional Features...................................................20
          Nonparticipating....................................................20
     POLICY DISTRIBUTIONS.....................................................21
          Death Benefit.......................................................21
          Maturity Benefit....................................................22
          Policy Loans........................................................22
          Surrender...........................................................23
          Partial Withdrawal..................................................23
          Payment of Policy Proceeds..........................................24
     TAX MATTERS..............................................................25
     LEGAL PROCEEDINGS........................................................28
     HOW TO GET FINANCIAL STATEMENTS..........................................28
     RULE 12h-7 EXEMPTION.....................................................28
     APPENDIX A: Optional Features............................................29
     DEFINED TERMS............................................................30
     ILLUSTRATIONS.....................................................Last Page


     STATMENT OF ADDITIONAL INFORMATION................................Last Page
     REPORTS TO YOU....................................................Last Page

                   Ameritas Life Insurance Corp. of New York
                           1350 Broadway, Suite 2201
                               New York, NY 10018
                           Telephone: 1-877-280-6110

Contacting Us. To answer your questions or to send additional premium, contact your sales representative or write or call us at:

                   Ameritas Life Insurance Corp. of New York
                                 Service Center
                                 P.O. Box 82550
                            Lincoln, Nebraska 68501
                                       or
                                5900 "O" Street
                            Lincoln, Nebraska 68510
                           Telephone: 1-800-745-1112
                              Fax: 1-402-467-7335
                        Interfund Transfer Request Fax:
                                 1-402-467-7923
                                 AmeritasNY.com

Express mail packages should be sent to our street address, not our P.O. Box address.

Remember, the Correct Form of Written Notice "in good order" is important for us to accurately process your Policy elections and changes. Many can be found at the on-line services section of our website. Or, call us at our toll-free number and we will send you the form you need and tell you the information we require.

Facsimile Written Notice. To provide you with timely service you want, we accept some Written Notices by facsimiles. However, by not requiring your original signature, there is a greater risk unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge. We are entitled to act upon facsimile signatures that reasonably appear to us to be genuine.

Make checks payable to:
"Ameritas Life Insurance Corp. of New York"

Overture Encore! II                  - 2 -

POLICY SUMMARY
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     The OVERTURE ENCORE! II Policy was issued by Ameritas Life Insurance Corp. of New York (First Ameritas Life Insurance Corp. prior to October 1, 2011) ("Ameritas Life of NY"). The Policy offers variable investment options through Subaccounts of Ameritas Life of NY Separate Account VUL (the "Separate Account"), a separate account operated by us under New York Law, and a fixed interest rate option through the Fixed Account.

     The OVERTURE ENCORE! II Policy is flexible premium variable universal life insurance. The Policy's primary purpose is to provide lifetime protection against economic loss due to the death of the Insured person. We are obligated to pay all amounts promised under the Policy. Premium is used to create Policy value to cover Policy charges and to generate investment earnings. The Policy is called a "flexible premium" policy because you may make any other premium payments you wish at any time. The Policy is referred to as a "variable" life insurance policy because the value of the amount you invest in the Policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the Policy's Beneficiary upon the death of the Insured person (the "Death Benefit Proceeds") may vary similarly. The Policy pays Death Benefit Proceeds to the Policy Beneficiary upon the Insured's death, pays a maturity benefit if the Policy is in force on the Maturity Date, or pays a Net Cash Surrender Value to you if you Surrender the Policy. The Insured cannot be older than age 80 on the Insured's birthday nearest the Policy Date. We only issued the Policy for an initial Specified Amount of insurance coverage of $50,000 or more ($100,000 for preferred underwriting rates).

     POLICY BENEFITS

     You have flexibility under the Policy. Within certain limits, you can vary the amount and timing of premium payments, change the Death Benefit, and transfer amounts among the investment options. You can take out a Policy loan, make a partial withdrawal from the Policy value, or Surrender your Policy completely, subject to certain restrictions. We will pay Surrender amounts or Death Benefit Proceeds in a lump sum.

Death Benefit.
     o We will pay the Death Benefit Proceeds to the Beneficiary when we receive satisfactory proof of death of the Insured while the Policy is in force.
     o If you meet certain premium requirements, we will guarantee a Death Benefit for a certain period even if your Policy's Net Cash Surrender Value falls to zero.
     o    Two Death Benefit options are available.
Death Benefit Proceeds are reduced by any Policy debt and any Monthly Deductions due but unpaid at death. See the POLICY DISTRIBUTIONS: Death Benefit section for details.

Surrender and Partial Withdrawals.
     o You can Surrender the Policy in full at any time for its Net Cash Surrender Value, or, within limits, withdraw part of the Policy value. Applicable charges are shown in the CHARGES section.
     o    Restrictions include that we may defer payments from the Fixed
          Account for up to six months.

Loans.
     o    You may borrow a limited amount of Policy value.
     o    Interest accrues on outstanding loan amounts.
     o After ten Policy Years, a lower interest rate may be available for a portion of your Policy loan amounts.

Policy Riders.
     When you applied for the Policy, you had the opportunity to request any optional supplementary benefit riders that we made available. Charges for most riders are deducted monthly from the Policy value. (See the CHARGES EXPLAINED section.)

Investment Options.
     o Variable investment option allocations are invested in Subaccounts of the Separate Account, which in turn invest in corresponding underlying portfolios.
     o Fixed Account allocations are invested in our general account and we guarantee a fixed rate of interest.
     o    You may transfer between investment options, subject to limits.
     o Dollar cost averaging, portfolio rebalancing and earnings sweep systematic investment programs are available.

Overture Encore! II                  - 3 -

     Variable investment option returns vary, depending upon the investment results of the underlying portfolios. The investment options cover a broad spectrum of investment styles and strategies. Although the portfolios that underlie the Subaccounts operate like publicly traded mutual funds, there are important differences. You can transfer money from one investment account to another without tax liability. Also, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio's value and create no taxable event for you. If and when Policy earnings are distributed (generally as a result of a Surrender or withdrawal), they will be treated as ordinary income instead of as capital gains.

     POLICY RISKS

Suitability, Investment Risks, and Underlying Portfolio Risks.
     The Policy is unsuitable for short-term savings or short-term life insurance needs. You should evaluate the Policy's long-term investment potential and risks before purchasing a Policy. You should purchase a Policy only if you have the financial capability and the intent to keep the Policy in force for a substantial period of time.

     Your Policy value (and in some circumstances your Death Benefit) will fluctuate with changes in interest rates and performance of the underlying portfolios. You assume the risk that your Policy value may decline or not perform to your expectations. Each underlying portfolio has various investment risks and some have greater risks than others.

     As mentioned above, the investment performance of any investment option may be good or bad. Your Policy value will rise or fall based on the investment performance of the underlying portfolios of the Subaccounts you select. The fund prospectuses accompanying this Policy prospectus provide comprehensive discussion of the risks of each underlying portfolio. There is no assurance that any underlying portfolio will meet its objectives.

Lapse Risks.
     If the Net Cash Surrender Value is not sufficient to pay charges when due, your Policy can terminate, or "lapse." This can happen if you have not paid enough premiums or if the investment options you selected experienced poor performance or because of a combination of both factors. You will be given a "grace period" within which to make additional premium payments to keep the Policy from lapsing. Even if the Policy does lapse, you may be given the opportunity to reinstate the Policy by making the required premium payments and satisfying certain other conditions.

     Since partial withdrawals reduce your Policy value, partial withdrawals increase the risk of lapse. Policy debt also increases the risk of lapse.

Limitations on Access.
     As mentioned above, partial withdrawals may have certain limits and restrictions. As well, Policy loans, partial withdrawals and Surrender may be subject to income tax and penalty tax. Policy loans and partial withdrawals will decrease Death Benefit protection and may cause the Policy to lapse, in which case you would have no coverage. Even if you pay Planned Periodic Premiums, your Policy could lapse if the Net Cash Surrender Value is not enough to pay the Monthly Deduction.

Transfer Risks.
     There is a risk that you will not be able to transfer your Policy value from one investment option to another because of limits on the dollar amount or frequency of transfers you can make. Limitations on transfers out of the Fixed Account are more restrictive than those that apply to transfers out of the Subaccounts.

Early Surrender Risks.
     Depending on the Policy value at the time you are considering Surrender, there may be little or no Net Cash Surrender Value payable to you.

Overture Encore! II                  - 4 -

Market Timing Risks.
     Investments in variable life insurance products can be a prime target for abusive transfer activity because these products value their Subaccounts on a daily basis and allow transfers among Subaccounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Subaccounts in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a Subaccount can be harmed by frequent transfer activity since such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio's investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

     To discourage disruptive frequent trading activity, we impose restrictions on transfers (See the Disruptive Trading Procedures section) and reserve the right to change, suspend or terminate telephone, facsimile and Internet transaction privileges (See the Transfers section). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain Subaccounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

     While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax Risks.
     Death Benefits for individually owned life insurance generally are not subject to income tax. Other federal and state taxes may apply. In general, you will be taxed on the amount of a distribution if it exceeds the investment in the Policy (premiums paid). Any taxable distributions are treated as ordinary income (rather than as capital gains) for tax purposes.

     In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the "Code"), your Policy must comply with certain requirements of the Code. We will monitor your Policy for compliance with these requirements, but a Policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your Policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the Policy's Death Benefit. If the limit is violated, the Policy will be treated as a "modified endowment contract," which can have adverse tax consequences. (See the Tax Matters section.) There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "Owner" of the assets underlying your Policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

     There is a tax risk associated with Policy loans. Although no part of a loan is treated as income to you when the loan is made (unless your Policy is a "modified endowment contract"), Surrender or lapse of the Policy could result in the loan being treated as a distribution at the time of lapse or Surrender. This could result in considerable taxable income. Under certain circumstances involving large amounts of outstanding loans and an Insured person of advanced age, the Owner might find they have to pay additional premium to keep their Policy from lapsing and to avoid a significant tax burden if the Policy should lapse.

     Tax consequences of ownership or receipt of Policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each Owner or Beneficiary. There can also be unfavorable tax consequences on such things as the change of Policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the Policy and before exercising certain rights under the Policy.

Overture Encore! II                  - 5 -

CHARGES
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     POLICY CHARGES

The following tables describe the fees and expenses that you will pay when owning and Surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you pay a premium, Surrender the Policy, make a partial withdrawal, or transfer Policy value between investment options.

--------------------------------------------------- ----------------------- -------------------- --------------------
                                                                                  Guaranteed
   TRANSACTION CHARGES                                   When Deducted             Maximum             Current
--------------------------------------------------- ----------------------- -------------------- --------------------
PERCENT OF PREMIUM CHARGE                           When each premium is    5% of each premium   3.5% of each premium
(This charge partially offsets state and local      paid.                   payment              payment
taxes. State premium tax rates range from 1.5% to
2% of premium paid. See the CHARGES EXPLAINED
section for more information.)
--------------------------------------------------- ----------------------- -------------------- --------------------
SURRENDER CHARGE                                    Upon a full Surrender   Varies (1)           Varies (1)
Rates are per $1,000 Specified Amount.              during the first 14     Policy year 1:       Policy year 1:
                                                    Policy Years or in      Minimum     $3.45    Minimum     $3.45
                                                    the 14 Policy Years     Maximum    $40.00    Maximum    $40.00
                                                    following an increase   Example(2) $13.43    Example(2) $13.43
                                                    Specified Amount.       Fee declines each    Fee declines each
                                                                            year.                year.
--------------------------------------------------- ----------------------- -------------------- --------------------
PARTIAL WITHDRAWAL CHARGE                           Upon each withdrawal.         5% or $25            2% or $25
   *lesser of % of withdrawal amount or dollar
    amount
--------------------------------------------------- ----------------------- -------------------- --------------------
TRANSFER CHARGES (per transfer)                     First 15 transfers
                                                    per year:                       $0                   $0
                                                    Each additional transfer:       $10                  $10
--------------------------------------------------- ----------------------- -------------------- --------------------

Transaction Charges Table Footnotes:
(1) Rate varies by Insured's sex, Issue Age, risk class, and the amount of time you have had your Policy (or the number of years since any increase in base Policy Specified Amount). Taxes and penalties may also apply. Ask for a Policy illustration or see your Policy for the charges applicable to you.
(2) Assumes a male, age 45 at Policy issue and in our best risk class. Fee declines to $1.34 in the 14th year, and zero thereafter for all Policies.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, to equal the annualized charges shown, not including Subaccount portfolio operating fees and expenses.

---------------------------------------------------- ---------------------- -------------------- --------------------
PERIODIC CHARGES
(other than Subaccount portfolio operating                                      Guaranteed             Current
expenses)                                              When Deducted          Maximum (annual)         (annual)
---------------------------------------------------- ---------------------- -------------------- --------------------
DAILY DEDUCTIONS FROM SEPARATE ACCOUNT ASSETS
        (to equal the annual percentage stated of the separate account value in the Subaccounts)
---------------------------------------------------- ---------------------- -------------------- --------------------
RISK CHARGE (for mortality and expense risk)
                             Policy years 1-4                 Daily                  0.90%               0.70%
                             Policy years 5-20                                       0.90%               0.45%
                             Policy Years 21+                                        0.65%               0.30%
---------------------------------------------------- ---------------------- -------------------- --------------------
ASSET BASED ADMINISTRATIVE CHARGE
                             Policy years 1-4                 Daily                  0.25%               0.00%
                             Policy years 5-20                                       0.25%               0.25%
                             Policy Years 21+                                        0.25%               0.15%
---------------------------------------------------- ---------------------- -------------------- --------------------
MONTHLY DEDUCTIONS FROM POLICY VALUE
     Several of the charges shown below vary based on individual characteristics. The cost shown for these charges may not be representative of the charge you will pay. Ask for a Policy illustration or see your Policy for the charge applicable to you.
---------------------------------------------------- ---------------------- -------------------- --------------------
COST OF INSURANCE                                                           Varies (1)            Varies (1)
                                                            Monthly         Minimum        $1.68   Minimum      $0.50
Rates are per $1,000 of the net amount at risk                              Maximum    $1,000.00   Maximum  $1,000.00
allocated to the base Policy.                                               Example(2,3)   $3.32   Example(2,3) $2.07
---------------------------------------------------- ---------------------- -------------------- --------------------
ADMINISTRATIVE CHARGE                                       Monthly         1st Year:  $108.00   All Years:  $60.00
                                                                            2nd Year:   $96.00
---------------------------------------------------- ---------------------- -------------------- --------------------
COST OF OPTIONAL FEATURES
---------------------------------------------------- ---------------------- -----------------------------------------
Accidental Death Benefit Rider (per $1,000 of the           Monthly         Varies (4)            Varies (4)
selected amount.)                                                           Minimum        $0.62   Minimum      $0.62
                                                                            Maximum        $2.40   Maximum      $2.40
                                                                            Example(2)     $0.88   Example(2)   $0.88
---------------------------------------------------- ---------------------- -------------------- --------------------
Children's Protection Rider (Flat annual rate per           Monthly               $52/year             $52/year
rider.)
---------------------------------------------------- ---------------------- -------------------- --------------------
Disability Benefit Rider (per $100 of the monthly                           Varies (5)           Varies (5)
benefit.)                                                   Monthly         Minimum        $3.59 Minimum        $3.59
                                                                            Maximum       $21.44 Maximum       $21.44
                                                                            Example(2)     $5.06 Example(2)     $5.06
---------------------------------------------------- ---------------------- -------------------- --------------------
Guaranteed Insurability Rider (per $1,000 of the                            Varies (4)           Varies (4)
selected amount.)                                           Monthly         Minimum        $0.56 Minimum        $0.56
                                                                            Maximum        $1.97 Maximum        $1.97
                                                                            Example(6)     $0.93 Example(6)     $0.93
---------------------------------------------------- ---------------------- -------------------- --------------------

Overture Encore! II                  - 6 -

---------------------------------------------------- ---------------------- -------------------- --------------------
Payor Disability Rider (per $100 of the monthly                             Varies (5)           Varies (5)
benefit.)                                                   Monthly         Minimum        $3.75 Minimum        $3.75
                                                                            Maximum        $8.64 Maximum        $8.64
                                                                            Example(6)     $4.25 Example(6)     $4.25
---------------------------------------------------- ---------------------- -------------------- --------------------
Payor Waiver of Monthly Deductions on Disability                            Varies (7)           Varies (7)
of a Covered Person Rider (per $1 of the total              Monthly         Minimum        $0.03 Minimum        $0.03
Monthly Deductions not including this rider.)                               Maximum        $0.54 Maximum        $0.54
                                                                            Example(3,6)   $0.06 Example(3,6)   $0.06
---------------------------------------------------- ---------------------- -------------------- --------------------
Term Rider for Covered Insured                                              Varies (8)           Varies (8)
                                                            Monthly         Minimum        $2.20 Minimum        $1.83
                                                                            Maximum       $50.32 Maximum       $37.65
                                                                            Example(2,3)   $4.27 Example(2,3)   $3.56
---------------------------------------------------- ---------------------- -------------------- --------------------
Waiver of Monthly Deductions on Disability Rider                            Varies (7)           Varies (7)
(per $1 of the total Monthly Deduction not including        Monthly         Minimum        $0.03 Minimum        $0.03
this rider.)                                                                Maximum        $0.54 Maximum        $0.54
                                                                            Example(2,3)   $0.08 Example(2,3)   $0.08
---------------------------------------------------- ---------------------- -------------------- --------------------

Periodic Charges Table Footnotes:
(1) Rate varies by Insured's sex, Issue Age, risk class, the length of time the Policy has been in force, and current Specified Amount.
(2) "Example" charges assume an Insured who is male, best risk class, age 45 when Policy is issued or rider is added to the Policy, and a current Specified Amount of $250,000.
(3)  "Example" charges assume Policy is in its first Policy Year.
(4) Rate varies by Insured's sex and Issue Age at the time the rider is added to the Policy.
(5) Rate varies by Insured's sex, age and risk class at the time the rider is added to the Policy.
(6) "Example" charges assume an Insured who is male, age 10 at the time the rider is added to the Policy.
(7)  Rate varies by Insured's sex, risk class and attained age.
(8) Rate varies by the rider Insured's sex, age and risk class at the time the rider is added to the Policy, and the length of time the rider has been in force.

     We currently do not assess a separate charge against our Separate Account or Fixed Account for any income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any income tax liability, or if the tax treatment of our company changes.

     The next table describes interest rates charged on amounts borrowed from the Policy, net of 3.0% current annual credited interest rate (not to exceed 3.5% maximum).

                                                                                   Guaranteed
NET INTEREST CHARGED ON LOANS                                   When Deducted       Maximum           Current
-------------------------------------------------------------- ---------------- ---------------- --------------------
LOAN ACCOUNT  (effective annual rates)
   Regular Loan Interest Rate                                  Upon each Policy        2.50%            2.0%
   Reduced Rate Loan Interest Rate (available only after          anniversary.
   the 10th Policy Year)                                                               0.5%             0.0%
-------------------------------------------------------------- ---------------- ---------------- --------------------

     PORTFOLIO COMPANY OPERATING EXPENSES (as of December 31, 2011)

     The next table shows the minimum and maximum total operating expenses charged by the portfolio companies, before and after any waivers or reductions, that you may pay periodically during the time that you own the Policy. Actual fees and expenses for the underlying portfolios vary daily, so expenses for any given day may be greater or less than listed.

------------------------------------------------------------------------------- ------------------ ------------------
TOTAL ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES
     Expenses that are deducted from portfolio assets, including                     Minimum             Maximum
     management fees, distribution and/or service (12b-1) fees, and other expenses
------------------------------------------------------------------------------- ------------------ ------------------
Before any Waivers and Reductions                                                     0.41% (1)           1.60% (2)
------------------------------------------------------------------------------- ------------------ ------------------
After any Waivers and Reductions (explained in the footnotes to this table)           0.40% (1)           1.42% (2)
------------------------------------------------------------------------------- ------------------ ------------------

(1) Calvert Variable Series VP Money Market. The Investment Advisor, Calvert Investment Management, Inc., has contractually agreed to limit direct net annual portfolio operating expenses through April 30, 2013 to 0.40%. Under the terms of the contractual expense limitation, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. Only the Board of Directors of the portfolios may terminate a portfolio's expense cap before the contractual period expires.
(2) The Universal Institutional Funds, Inc. Emerging Markets Equity. This Subaccount was closed to new money in 2004. The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on amounts borrowed), will not exceed 1.42%. The fee waivers and/or expense reimbursements are expected to continue for a period of one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
     Of the currently available Subaccounts, the Third Avenue Variable Series Trust Value Portfolio had the Maximum Total Annual Portfolio Company Operating Expenses of 1.26%. The Fund's advisor has contractually agreed, for a period of one year from April 30, 2012, to waive receipt of advisory fees and/or reimburse Fund expenses in order to limit total annual expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.30% of average daily net assets, subject to later reimbursement in certain circumstances. The advisor recovered previously waived fees of 0.04% for the Fund for the year ended December 31, 2011.

     The Investment Options section of this prospectus lists current Subaccount portfolios. Information about fees and expenses for each current and closed portfolio is contained in the prospectus for that portfolio.

Overture Encore! II                  - 7 -

CHARGES EXPLAINED
--------------------------------------------------------------------------------

     The following repeats and adds to information provided in the CHARGES section where the amount of each charge is shown. Please review both prospectus sections for information on charges. For those Policies issued on a unisex basis or in certain cases, sex-distinct rates do not apply. Certain charges expressly permit you to designate the investment options from which the charge is to be deducted. If there are insufficient funds in such a designated investment option, and for all other charges deducted from total Policy value, charges are deducted pro-rata from your selected Subaccount and Fixed Account investment options.

     TRANSACTION CHARGES

     Percent of Premium Charge
     We charge a percentage of each Policy premium payment we receive as a Percent of Premium Charge. This charge partially offsets premium taxes imposed by state and local governments and federal taxes on certain capitalized acquisition expenses. We do not expect to profit from this charge. Our current charge is less than our guaranteed maximum amount for this charge.

     Surrender Charge
     Upon a full Surrender from your Policy, we deduct a Surrender Charge from the total Policy value. The amount of this charge varies by the Insured's sex, Issue Age (or Attained Age at the time of any increase), risk class, Specified Amount of insurance coverage, and the length of time the Policy has been in force. Surrender Charges apply during the first 14 Policy Years and for the first 14 Policy Years after an increase in Specified Amount. The initial Surrender Charge applies from the Policy Date. In the event of an increase in the Specified Amount, the Surrender Charge will increase. You will receive a revised Policy schedule reflecting the increase. Taxes and tax penalties may apply.

     Partial Withdrawal Charge
     Upon a partial withdrawal from your Policy, we may assess a partial withdrawal charge. The partial withdrawal charge will be allocated the same as the partial withdrawal itself. Taxes and tax penalties may apply.

     Transfer Charge
     We may charge a transfer charge for any transfer in excess of 15 transfers per Policy Year. You may tell us how to allocate the transfer charge.

     PERIODIC CHARGES:
     Monthly Deductions from Policy Value

     On each Monthly Activity Date, we will deduct an amount from your Policy value to pay us for providing the benefits of the Policy. This amount is called the Monthly Deduction. It equals the sum of monthly charges for the cost of insurance, administrative charge, and the costs of any riders. You may tell us how to allocate the Monthly Deduction.

     Cost of Insurance Charge
     The cost of insurance rate per $1,000 of net amount at risk cannot exceed the guaranteed cost of insurance rate that is set forth in the Policy. The maximum cost of insurance each month can be determined by using the guaranteed cost of insurance rate in the formula for cost of insurance, below.

     The cost of insurance charge is for providing insurance protection under the Policy. Because the cost of insurance charge depends upon several variables, the cost for each Policy month can vary from month to month. The cost of insurance rate for the Specified Amount of insurance coverage varies by the Insured's sex, Issue Age, risk class, Specified Amount and the length of time the Policy has been in force. The cost of insurance rate for an increase in Specified Amount varies by the Insured's sex, age and risk class at the time of the increase, Specified Amount and the length of time the Policy has been in force since the increase. We may use current cost of insurance rates less than those shown in the Policy, and reserve the right to change them so long as they do not exceed the maximum charges shown in the Policy. Changes will apply equally to similarly situated Policy Owners and be based on changes in future expectations of factors such as investment earnings, mortality, persistency, and expenses. We expect a profit from this charge. Ask for a Policy illustration or see your Policy for the charge(s) applicable to you.

Overture Encore! II                  - 8 -

The Cost of Insurance each month equals: The "Net Amount at Risk" for the month;
     multiplied by
-    The cost of insurance rate per $1,000 of net amount at risk; divided by
-    $1,000.

The Net Amount at Risk in any month equals:
- The Death Benefit on the Policy Monthly Activity Date, discounted at the guaranteed rate of interest for the Fixed Account for one month; minus
- The Policy value on the Policy Monthly Activity Date after deducting the charge for any optional features selected and the administrative charges but not the cost of insurance charge.

     Administrative Charge
     The monthly administrative charge partially compensates us for our costs in issuing and administering the Policy and operating the Separate Account. We do not anticipate making a profit from this charge.

     Cost of Optional Features
     The cost for any optional features you select (sometimes called Policy "Riders") is also deducted monthly from Policy value. See the CHARGES section for information about the costs of these features, and refer to APPENDIX A for descriptions of these features.

     PERIODIC CHARGES:
     Daily Deduction from Separate Account Assets

     The following charges are applied daily to Separate Account assets in determining the daily Accumulation Unit value of each Subaccount.

     Asset Based Administrative Charge
     A daily administrative charge for servicing this contract is based on the Accumulation Value (less any loan at the reduced loan rate) at the end of each Policy quarter beginning in the 5th Policy Year.

     Risk Charge
     The Risk Charge is for the mortality and expense risks we assume - that Insureds may live for shorter periods of time than we estimate, and also compensates us for the Policy expense risks we assume. If this charge exceeds our actual costs to cover these risks, the excess goes to our general account. Conversely, if this charge is not enough, we bear the additional expense, not you. We expect a profit from this charge.

     Policy Debt
     If you borrow from your Net Cash Surrender Value, interest accrues on outstanding loan amounts. After ten Policy Years, a lower interest rate may be available for a portion of your Policy debt. See the POLICY LOANS section for more information on applicable interest rates.

     Portfolio Charges
     Each Subaccount's underlying portfolio has investment advisory expenses. These expenses, as of the end of each portfolio's last fiscal year, are described in each fund's prospectus. A portfolio's charges and expenses are not deducted from your Policy value. Instead, they are reflected in the daily value of portfolio shares which, in turn, will affect the daily Accumulation Unit value of the Subaccounts. These charges and expenses help to pay the portfolio's investment adviser and operating expenses.


INVESTMENT OPTIONS
--------------------------------------------------------------------------------

     We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options - each chosen for its potential to meet specific investment objectives.

     You may allocate all or a part of your premiums among the Separate Account variable investment options ("Subaccounts") or the Fixed Account option. Allocations must be in whole percentages and total 100%. The Subaccounts, which invest in underlying portfolios, are listed and described in this section of this prospectus.

The value of your Policy will increase or decrease based on the investment performance of the variable investment options you choose. The investment results of each variable investment option are likely to differ significantly, and vary over time. They do not earn a fixed interest rate. Please consider carefully, and on a continuing basis, which investment options best suit your long-term investment objectives and risk tolerance.


Overture Encore! II                  - 9 -

     SEPARATE ACCOUNT VARIABLE INVESTMENT OPTIONS

     The Separate Account provides you with variable investment options in the form of underlying portfolio investments. Each underlying portfolio is an open-end investment management company. When you allocate investments to an underlying portfolio, those investments are placed in a Subaccount of the Separate Account corresponding to that portfolio, and the Subaccount in turn invests in the portfolio. The Policy value of your Policy depends directly on the investment performance of the portfolios that you select.

     The underlying portfolios in the Separate Account are NOT publicly traded mutual funds, and are NOT the same as other publicly traded mutual funds with very similar names. The portfolios are only available as separate account investment options in life insurance or variable annuity policies issued by insurance companies, or through participation in certain qualified pension or retirement plans.
     Even if the investment options and policies of some underlying portfolios available under the Policy may be very similar to the investment objectives and policies of publicly traded mutual funds that may be managed by the same investment adviser, the investment performance and results of the portfolios available under the Policy may vary significantly from the investment results of such other publicly traded mutual funds.
     You should read the prospectuses for the underlying portfolios together with this prospectus for more information.

     The Separate Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or Ameritas Life of NY. The Separate Account was established as a separate investment account of First Ameritas Life Insurance Corp. of New York under New York law on March 21, 2000. Effective October 1, 2011 First Ameritas Life Insurance Corp. of New York changed its name to Ameritas Life Insurance Corp. of New York. The name of the Separate
Account was changed from "First Ameritas Variable Life Separate Account" to "Ameritas Life of NY Separate Account VUL" by action of the Board of Directors of Ameritas Life of NY on March 1, 2012. Under New York law, we own the Separate Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Separate Account.

     Any and all distributions made by the underlying portfolios, with respect to the shares held by the Separate Account, will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the variable investment options' underlying portfolios. We do not make any representations about their future performance.

       You bear the risk that the variable investment options you select may fail to meet their objectives, that they could decrease in value, and that you could lose principal.

     Each Subaccount's underlying portfolio operates as a separate variable investment option, and generally the income or loss of one has no effect on the investment performance of any other. Complete descriptions of each portfolio's investment objectives and restrictions and other material information related to an investment in the variable investment option are contained in the prospectuses for each of the underlying portfolios which accompany this prospectus.

     This information is just a summary for each underlying portfolio. You should read the prospectus for an underlying portfolio for more information about that portfolio, including detailed information about the portfolio's fees and expenses, investment strategy and investment objectives, restrictions, and potential risks. To get a copy of any portfolio prospectus, contact your representative or us as shown on the Table of Contents page or the last page of this prospectus.

     The Subaccount underlying portfolios listed below are designed primarily as investments for variable annuity and variable life insurance policies issued by insurance companies. They are not publicly traded mutual funds available for direct purchase by you. There is no assurance the investment objectives will be met.

------------------------------------------------------------------------------------------------------------------------------------
                        FUND NAME                                                       INVESTMENT ADVISER
Portfolio Name - Subadviser(s)                                     Portfolio Type / Summary of Investment Objective
----------------------------------------------------------------   -----------------------------------------------------------------
             Calvert Variable Products, Inc.*                                        Calvert Investment Management, Inc.
----------------------------------------------------------------   -----------------------------------------------------------------
Calvert VP S&P MidCap 400 Index Portfolio, Class I - Summit        Index:  S&P MidCap 400 Index.
Investment Advisors, Inc.
----------------------------------------------------------------   -----------------------------------------------------------------
               Calvert Variable Series, Inc.*                                      Calvert Investment Management, Inc.
----------------------------------------------------------------   -----------------------------------------------------------------
Calvert VP Money Market Portfolio - No Subadviser                  Money market: current income.
----------------------------------------------------------------   -----------------------------------------------------------------
Calvert VP SRI Balanced Portfolio - Equity Portion: New            Income and capital growth.
Amsterdam Partners LLC; Fixed Income Portion: No Subadviser
----------------------------------------------------------------   -----------------------------------------------------------------
Calvert VP SRI Strategic Portfolio - Thornburg Investment          Long-term capital appreciation; current income is secondary.
Management, Inc.
----------------------------------------------------------------   -----------------------------------------------------------------
            Fidelity(R) Variable Insurance Products                             Fidelity Management & Research Company
----------------------------------------------------------------   -----------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio, Service Class 2 (1,3)     Long-term capital appreciation.
----------------------------------------------------------------   -----------------------------------------------------------------
Fidelity(R) VIP Equity-Income Portfolio, Service Class 2 (1,3)     Index: S&P 500 Index.
----------------------------------------------------------------   -----------------------------------------------------------------

Overture Encore! II                  - 10 -

------------------------------------------------------------------------------------------------------------------------------------
                        FUND NAME                                                       INVESTMENT ADVISER
Portfolio Name - Subadviser(s)                                     Portfolio Type / Summary of Investment Objective
----------------------------------------------------------------   -----------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio, Service Class 2 (1,3)            Capital Appreciation.
----------------------------------------------------------------   -----------------------------------------------------------------
Fidelity(R) VIP High Income Portfolio, Service Class 2 (1,3)       Income and growth.
----------------------------------------------------------------   -----------------------------------------------------------------
Fidelity(R) VIP Investment Grade Bond Portfolio, Service Class 2   Bond.
(2,3)
----------------------------------------------------------------   -----------------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio, Service Class 2 (1,3)          Long-term growth.
----------------------------------------------------------------   -----------------------------------------------------------------
                   Subadvisers: (1) FMR Co., Inc.; (2) Fidelity Investments Money Management, Inc.; and (3) other investment advisers serve as sub-advisers for the fund
----------------------------------------------------------------   -----------------------------------------------------------------
             Third Avenue Variable Series Trust                                        Third Avenue Management LLC
----------------------------------------------------------------   -----------------------------------------------------------------
Third Avenue Value Portfolio                                       Long-term capital appreciation.
----------------------------------------------------------------   -----------------------------------------------------------------
*  These funds are part of and their investment adviser and Summit Investment Advisors, Inc. are indirect subsidiaries of the
UNIFI(R) Mutual Holding Company (UNIFI(R)), the ultimate parent of Ameritas Life of NY.  Also, Calvert Investment Distributors,
Inc., an indirect subsidiary of UNIFI(R), is the underwriter for these funds.

     Adding, Deleting, or Substituting Variable Investment Options
     We do not control the Subaccounts' underlying portfolios, so we cannot guarantee that any of the portfolios will always be available.

     We retain the right to change the investments of the Separate Account, and to eliminate the shares of any Subaccount's underlying portfolio and substitute shares of another series fund portfolio if the shares of an underlying portfolio are no longer available for investment or if, in our judgment, investment in the portfolio would be inappropriate in view of the purposes of the Separate Account. We may add new Separate Account underlying portfolios, or eliminate existing underlying portfolios, when, in our sole discretion, conditions warrant a change. In all of these situations, we will receive any necessary SEC and state approval before making any such change.

     Our Separate Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Separate Account to other accounts. Where permitted by applicable law, we reserve the right to remove, combine or add Subaccounts. Subaccounts may be closed to new or subsequent premium payments, transfers or allocations. We will receive any necessary SEC and state approval before making any of these changes.

     We will notify you of any changes to the variable investment options.

     Resolving Material Conflicts - Underlying Investment Interests
     In addition to serving as underlying portfolios to the Subaccounts, the portfolios are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts. We do not currently foresee any disadvantages to you resulting from the fund companies selling portfolio shares to fund other products. However, there is a possibility that a material conflict of interest may arise between Policy Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the portfolios. Shares of some of the portfolios may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps to resolve the matter, including removing that portfolio as an underlying investment option of the Separate Account. The Board of Directors of each fund company will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the portfolios for more information. (Also see the TRANSFERS section, OMNIBUS ORDERS.)

     Voting Rights
     As a Policy Owner, you may have voting rights in the portfolios whose shares underlie the Subaccounts in which you invest. You will receive proxy material, reports, and other materials relating to each underlying portfolio in which you have voting rights.

     If you send us written voting instructions, we will follow your instructions in voting the portfolio shares attributable to your Policy. If you do not send us written instructions, we will vote those shares in the same proportions as we vote the shares for which we have received instructions from other Policy owners. We will vote shares that we hold in the same proportions as we vote the shares for which we receive instructions from other Policy owners. It is possible that a small number of Policy owners can determine the outcome of a voting proposal. The underlying portfolios may not hold routine annual shareholder meetings.

Overture Encore! II                  - 11 -

     FIXED ACCOUNT INVESTMENT OPTION

     The Policy has one fixed interest rate option ("Fixed Account"), where we bear the investment risk. We guarantee that you will earn a minimum interest rate that will yield at least 3.5% per year, compounded annually. We may declare a higher current interest rate. However, you bear the risk that interest will remain at the minimum guaranteed rate per year for the life of the Policy.

All amounts allocated to the Fixed Account become assets of our general account. Interest in the general account has not been registered with the SEC and is not subject to SEC regulation. Therefore, SEC staff have not reviewed the Fixed Account disclosures in this prospectus.

     Net Premiums allocated to and transfers to the Fixed Account under the Policy become part of our general account assets, which support annuity and insurance obligations. The general account includes all of our assets, except those assets segregated in separate accounts. We have sole discretion to invest the assets of the general account, subject to applicable law, and we bear the risk that assets in the Fixed Account will perform better or worse than the interest we pay. Assets in the Fixed Account are subject to claims by creditors of the company. The focus of this prospectus is to disclose the Separate Account aspects of the Policy.

     TRANSFERS

     The Policy is designed for long-term investment. Excessive transfers such as those triggered by market timing services or other large or frequent transfers could harm other Policy owners by having a detrimental effect on investment portfolio management. In addition to the right of each portfolio to impose redemption fees on short-term trading, we may reject any specific premium allocation or transfer request, if in the judgment of a Subaccount portfolio investment advisor, a Subaccount portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or if Policy Owners would otherwise potentially be adversely affected.

     We consider any transfer of money out of a Subaccount within 60 days of a purchase to be evidence of possible market timing. We will not execute such a trade until we provide the underlying portfolio's investment adviser with information about it for an opportunity to evaluate the transfer pursuant to the investment adviser's own standards, as stated in the Subaccount's underlying portfolio prospectus. Ultimately the portfolio's investment adviser has the authority to make the determination whether or not to accept a transfer.

     You may transfer Policy value from one Subaccount to another, from the Separate Account to the Fixed Account, or from the Fixed Account to any Subaccount, subject to these rules:

     Transfer Rules:
     o A transfer is considered any single request to move assets between one or more investment options.
     o We must receive notice of the transfer - either Written Notice, an authorized telephone transaction, or by Internet when available. Our Trading Unit facsimile number is 402-467-7923. Transfers will be processed on the Business Day they are received by our Trading Unit before close of the New York Stock Exchange (usually 4:00 p.m. Eastern
          Time). You must be available to receive a confirmation telephone call for any faxed transfer requests sent to us, or your trade may not be processed until it is confirmed.
     o    The transferred amount must be at least $250, or the entire
          Subaccount or Fixed Account value if it is less. (If the value remaining after a transfer will be less than $250 in a Subaccount or $100 in the Fixed Account, we will include that amount as part of the transfer.)
          - If the Dollar Cost Averaging systematic transfer program is used, then the minimum transfer amount out of a Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the value of the Fixed Account at the time the Dollar Cost Averaging program is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited.
          - The Portfolio Rebalancing and Earnings Sweep systematic transfer programs have no minimum transfer limits.

     o The first 15 transfers each Policy year are free. Thereafter, transfers may result in a $10 charge for each transfer. See the CHARGES section of this prospectus for information about this charge. This fee is not subtracted from the amount of the transfer. Transfers under any systematic transfer program do count toward the 15 free transfers limit.

     o A transfer from the Fixed Account (except made pursuant to a systematic transfer program):
          -    may be made only once each Policy Year;
          -    may be delayed up to six months;
          -    is limited during any Policy Year to the greatest of:
               - 25% of the value in the Fixed Account on the date of the transfer; or
               - the amount of any Fixed Account transfer that occurred during the previous 13 months; or
               -    $1,000.

Overture Encore! II                  - 12 -

     o We reserve the right to limit transfers, or to modify transfer privileges, and we reserve the right to change the transfer rules at any time. We and the investment advisers consider market timing strategies, programmed transfers or transfers that are large in relation to the total assets of an investment option's underlying portfolio as disruptive. We may react to disruptive transfers by, among other things, restricting the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer service. We may also refuse to act on transfer instructions of an agent acting under a power of attorney or otherwise who is acting on behalf of one or more Owners. In making these determinations, we may consider the combined transfer activity of annuity contracts and life insurance policies that we believe are under common ownership, control or direction.
     o If the Policy value in any Subaccount falls below $100, we may transfer the remaining balance, without charge, proportionately to the remaining investment options you selected in your latest allocation instructions. We will notify you when such a transfer occurs. You may, within 60 days of the date of our notice, reallocate the amount transferred, without charge, to another investment option.
     o In the event you authorize telephone or Internet transfers, we are not liable for telephone or Internet instructions that we in good faith believe you authorized. We will employ reasonable procedures to confirm that instructions are genuine.

     Omnibus Orders
     Purchase and redemption orders received by the portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the ability of the portfolios to apply their respective disruptive trading policies and procedures. We cannot guarantee that the portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of portfolio shares, as well as the owners of all variable life insurance or variable annuity contracts, including ours, whose variable investment options correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order that we submit may reflect one or more transfer requests from Owners engaged in disruptive trading, the portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

     THIRD-PARTY SERVICES

     Where permitted and subject to our rules (including those Transfer Rules above regarding rejection of a transfer request), we may accept your authorization to have a third party (such as your sales representative or someone else you name) exercise transfers or investment allocations on your behalf. Third-party transfers and allocations are subject to the same rules as all other transfers and allocations. You can make this election by sending us Written Notice on a form provided by us. Please note that any person or entity you authorize to make transfers or allocations on your behalf, including any investment advisory, asset allocation, money management or timing service, does so independently from any agency relationship they may have with us for the sale of the Policies. They are accountable to you alone for such transfers or allocations. We are not responsible for such transfers or allocations on your behalf, or recommendations to you, by such third-party services. You should be aware that charges charged by such third parties for their service are separate from and in addition to charges paid under the Policy.

     DISRUPTIVE TRADING PROCEDURES

Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

     The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading, programmed transfers, or transfers that are large in relation to the total assets of a Subaccount's underlying portfolio can disrupt management of a Subaccount's underlying portfolio and raise expenses. This in turn can hurt the performance of an affected Subaccount and therefore hurt your Policy's performance. The risks and harmful effects of disruptive trading include:

     o dilution of the interests of long-term investors in a separate account if market timers manage to transfer into a portfolio at prices that are below the true value or to transfer out of the portfolio at prices that are above the true value of the portfolio's investments (some market timers attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");

Overture Encore! II                  - 13 -

     o Reduced investment performance due to adverse effects on portfolio management by:
          - impeding a portfolio investment adviser's ability to sustain an investment objective;
          - causing the portfolio to maintain a higher level of cash than would otherwise be the case;
          - causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the portfolio; and

     o increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy owners invested in those separate accounts, not just those making the transfers.

     Policy Owners should be aware that we are contractually obligated to provide, at the portfolio investment adviser's request, Policy Owner transaction data relating to trading activities, including tax identification numbers and other identifying information contained in our records to assist in identifying any pattern or frequency of Subaccount transfers that may violate the portfolio's trading policies. We are obligated to follow each portfolio investment adviser's instructions regarding enforcement of their trading policy. On receipt of written instructions from a portfolio investment adviser, we will restrict or prohibit further purchases or transfers by Policy Owners identified as having engaged in transactions that violate the portfolio's trading policies. We are not authorized to grant exceptions to an underlying portfolio's trading policy. Please refer to each portfolio's prospectus for more information on its trading policies.

     We reserve the right to reject or restrict, in our sole discretion, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions. We further reserve the right to impose restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy owners. Restrictions may include changing, suspending or terminating telephone, online and facsimile transfer privileges. We will enforce any Subaccount underlying portfolio investment adviser's restrictions imposed upon transfers considered by the portfolio investment adviser to be disruptive. Our disruptive trading procedures may vary from Subaccount to Subaccount, and may also vary due to differences in operational systems and contract provisions. However, any Subaccount restrictions will be uniformly applied; we do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these procedures.

     There is no assurance that the measures we take will be effective in preventing market timing or other excessive transfer activity. Our ability to detect and deter disruptive trading and to consistently apply our disruptive trading procedures may be limited by operational systems and technological limitations. Also, because other insurance companies and retirement plans may invest in Subaccount underlying portfolios, we cannot guarantee that Subaccount underlying portfolios will not suffer harm from disruptive trading within contracts issued by them.

     Excessive Transfers
     We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we will consider, among other things:
     o    the total dollar amount being transferred;
     o    the number of transfers you make over a period of time;
     o whether your transfers follow a pattern designed to take advantage of short term market fluctuations, particularly within certain Subaccount underlying portfolios;
     o whether your transfers are part of a group of transfers made by a third party on behalf of individual Policy Owners in the group; and
     o the investment objectives and/or size of the Subaccount underlying portfolio.

     Third Party Traders
     We reserve the right to restrict transfers by any firm or any other third party authorized to initiate transfers on behalf of multiple Policy Owners if we determine such third party trader is engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we may, among other things:
     o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or
     o reject the transfer or exchange instructions of individual Policy Owners who have executed transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

     We will notify affected Policy Owners before we limit transfers, modify transfer procedures or refuse to complete a transfer. Transfers made pursuant to participation in a dollar cost averaging, portfolio rebalancing, or earnings sweep program are not subject to these rules. See the sections of the prospectus describing those programs for the rules of each program.

Overture Encore! II                  - 14 -

     SYSTEMATIC TRANSFER PROGRAMS

     Transfers under any systematic transfer program do count toward the 15 free transfer limit. We reserve the right to alter or terminate any systematic transfer program upon thirty days advance Written Notice. Only one systematic transfer program may be utilized at a time.

     Dollar Cost Averaging Program
     Dollar Cost Averaging allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from the Money Market Subaccount or the Fixed Account to any other Subaccount(s) or the Fixed Account. Requested percentages are converted to a dollar amount. You can begin Dollar Cost Averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Dollar Cost Averaging is intended to limit loss by resulting in the purchase of more Accumulation Units when a portfolio's value is low, and fewer units when its value is high. However, there is no guarantee that such a program will result in a higher Policy value, protect against a loss, or otherwise achieve your investment goals.

     Dollar Cost Averaging Rules:
     o    There is no additional charge for the Dollar Cost Averaging program.
     o We must receive notice of your election and any changed instruction - either Written Notice or by telephone transaction instruction.
     o    Automatic transfers can only occur monthly.
     o The minimum transfer amount out of the Money Market Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the Fixed Account value at the time Dollar Cost Averaging is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
     o Dollar Cost Averaging program transfers were not permitted before the end of a Policy's "right to examine" period.
     o You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Monthly Activity Date.
     o You can limit the number of transfers to be made, in which case the program will end when that number has been made. Otherwise, the program will terminate when the amount remaining in the Money Market Subaccount or the Fixed Account is less than $100.
     o Dollar Cost Averaging is not available when the Portfolio Rebalancing Program is elected.

     Portfolio Rebalancing Program
     The Portfolio Rebalancing program allows you to rebalance your Policy value among designated Subaccounts only as you instruct. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

     Portfolio Rebalancing Program Rules:
     o    There is no additional charge for the Portfolio Rebalancing program.
     o    The Fixed Account is excluded from this program.
     o You must request the rebalancing program, give us your rebalancing instructions, or request to end this program either by Written Notice or by telephone transaction instruction.
     o    You may have rebalancing occur quarterly, semi-annually or annually.
     o Portfolio Rebalancing is not available when the Dollar Cost Averaging Program is elected.

     Earnings Sweep Program
     The Earnings Sweep program allows you to rebalance your Policy value by automatically allocating earnings from your Subaccounts among designated investment options (Subaccounts or the Fixed Account), either based on your original Policy allocation of premiums or pursuant to new allocation instructions. You may change your Earnings Sweep program instructions at any time. Any change will be effective when the next sweep occurs.

     Earnings Sweep Program Rules:
     o    There is no additional charge for the Earnings Sweep program.
     o    The Fixed Account is included in this program.
     o You must request the Earnings Sweep program, give us your allocation instructions, or request to end this program either by Written Notice or by telephone transaction instruction.
     o You may have your earnings sweep quarterly, semi-annually or annually.

Overture Encore! II                  - 15 -

OTHER IMPORTANT POLICY INFORMATION
--------------------------------------------------------------------------------

     POLICY APPLICATION AND ISSUANCE

     The Policy was closed to new sales in 2003. Policies were issued for Insureds no older than age 80 on the Insured's birthday nearest to the Policy Date. Purchase of a Policy required an application, the Minimum Initial Premium, and satisfactory evidence of the proposed Insured's insurability. Before accepting an application, we conducted underwriting to determine insurability. We reserved the right to reject any application or premium for any reason. If we issued a Policy, insurance coverage became effective as of the Policy Date.

Replacing an existing life insurance policy is not always your best choice. Evaluate any replacement carefully.

     Premium Requirements
     Your premium checks should be made payable to "Ameritas Life Insurance Corp. of New York." We reserve the right to reject any premiums. We may postpone crediting any payment made by check until the check has been honored by your bank. Payment by certified check, banker's draft, or cashier's check will be promptly applied. Under our electronic fund transfer program, you may select a monthly payment schedule for us to automatically deduct premiums from your bank account or other sources.

     Minimum Initial Premium
     o Minimum Initial Premium necessary to initiate coverage under the Policy was at least 1/12 of the first year Guaranteed Death Benefit Premium for at least $50,000 of Specified Amount of insurance coverage, times the number of months between the Policy Date and the Policy issue date.

     Additional Premiums
     o Payment of additional premiums is flexible, but must be enough to cover Policy charges.
     o If a premium increases the net amount of insurance coverage at risk, it is subject to evidence of the Insured's continued insurability and our underwriting requirements as to the amount of the increase.
     o Planned Periodic Premiums may be paid annually, semi-annually, quarterly, or monthly. You may change your Planned Periodic Premium, subject to our approval. Because Policy value can fluctuate depending upon the performance of your selected variable investment options, payment of your Planned Periodic Premiums does not guarantee that your Policy will remain in force. Your Policy can lapse even if you pay all Planned Periodic Premiums on time. However, a no-lapse guarantee as part of our Guaranteed Death Benefit provision may apply, and is described below.
     o If there is a Policy loan, you should identify any payment intended to reduce a loan as a loan repayment; otherwise it will be treated as a premium and added to Policy value.
     o Additional premiums are applied pursuant to your current allocation instructions, unless you give us different instructions by Written Notice or authorized telephone transaction when you make the payment.
     o We reserve the right to limit premiums or refund any values so the Policy qualifies as life insurance under the federal Internal Revenue Code.

     Allocating Premium
     Once it was determined that an application was in good order, initial Net Premium was credited to the Policy on the date the Policy was issued pursuant to allocation instructions. Net Premiums allocated to the Subaccount of the Separate Account were allocated to the Money Market Subaccount for 13 days after the date the Policy was issued to accommodate State "Right to Examine" rights under the Policy. Then, Policy value was allocated to the investment options according to allocation instructions. Allocation to any investment option must be at least 5% of premiums submitted. Percentage allocations must be in whole numbers. Policy value can only be allocated to up to 10 of the available variable investment options plus the Fixed Account. If a Policy was not issued, we returned the premium.

     You may continue to contribute to your Policy.

     POLICY VALUE

     On the Policy's date of issue, Policy value equaled the initial Net Premium less the Policy's first Monthly Deduction. On any Business Day thereafter, total Policy value equals the sum of Policy value in the Separate Account variable investment options, the Fixed Account, and the Loan Account, minus any Monthly Deduction due and not paid.

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     Separate Account Value
     Premiums or transfers allocated to Subaccounts are accounted for in Accumulation Units. The Policy value held in the Separate Account Subaccounts on any Business Day is determined by multiplying each Subaccount's Accumulation Unit value by the number of Subaccount units allocated to the Policy. Each Subaccount's Accumulation Unit value is calculated at the end of each Business Day as follows:
     o the per share net asset value of the Subaccount's underlying portfolio as of the end of the current Business Day plus any dividend or capital gain distribution declared and unpaid by the underlying portfolio during that Business Day, times the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus
     o the net asset value per share of the Subaccount's underlying portfolio as of the end of the previous Business Day, minus
     o the total number of Accumulation Units held in the Subaccount on the Business Day before the purchase or redemption of any Accumulation Units on that day.

     When transactions are made to or from a Subaccount, the actual dollar amounts are converted to Accumulation Units. The number of Accumulation Units for a transaction is equal to the dollar amount of the transaction divided by the Accumulation Unit value on the Business Day the transaction is made. Each transaction described below will increase or decrease your Accumulation Units.

     The number of Accumulation Units in a Subaccount will increase when:
     o    Net Premiums are credited to it; or
     o amounts are transferred to it from other Subaccounts, the Fixed Account, or the Loan Account.

     The number of Accumulation Units in a Subaccount will decrease when:
     o partial withdrawals (and any partial withdrawal charges) are taken from it;
     o    Monthly Deductions are taken from it;
     o    transfer charges are taken from it; or
     o amounts are transferred out of it into other Subaccounts, the Fixed Account, or the Loan Account.

     An investment in money market funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the funds will be able to maintain a stable net asset value of $1.00 per share.

     Fixed Account Value
     The Policy value of the Fixed Account on any Business Day equals:
     o the Policy value of the Fixed Account at the end of the preceding Policy month; plus
     o any Net Premiums credited to the Fixed Account since the end of the previous Policy month; plus
     o any transfers from the Subaccounts to the Fixed Account since the end of the previous Policy month; plus
     o any transfers from the Loan Account to the Fixed Account since the end of the previous Policy month, minus
     o any transfers and transfer fee from the Fixed Account to the Subaccounts since the end of the previous Policy month; minus
     o any partial withdrawal and partial withdrawal charge taken from the Fixed Account since the end of the previous Policy month; minus
     o the Fixed Account's share of any Monthly Deductions from Policy value; minus
     o    the Fixed Account's share of charges for any optional features;
          plus
     o interest credited on the Fixed Account balance since the end of the previous Policy month.

     Loan Account Value
     The Policy value in the Loan Account on any Business Day equals:
     o amounts transferred to the Loan Account from the investment options (the Subaccounts and the Fixed Account); plus
     o    interest credited to the Loan Account; minus
     o    amounts transferred from it into the investment options.

     Telephone Transactions

Telephone Transactions Permitted
o    Transfers among investment options.
o    Establish systematic transfer programs.
o    Change premium allocations.

How to Authorize Telephone Transactions
o Upon your authorization on the Policy application or in Written Notice to us, you, your registered representative or a third person named by you may do telephone transactions on your behalf. you bear the risk of the accuracy of any designated person's instructions to us.

Telephone Transaction Rules
o Must be received by close of the New York Stock Exchange ("NYSE") (usually 4 p.m. Eastern Time); if later, the transaction will be processed the next day the NYSE is open.
o    Will be recorded for your protection.
o For security, you or your authorized designee must provide your Social Security number and/or other identification information.
o    May be discontinued at any time as to some or all Owners.

We are not liable for following telephone transaction instructions we reasonably believe to be genuine.

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     ELECTRONIC DELIVERY AND COMMUNICATIONS

     You may access certain documents relating to the Policy and Subaccounts electronically. Current prospectuses and reports for the Policy and Subaccounts are available on our website, and updated prospectuses are posted on or about May 1 of each year. Prospectuses may be supplemented throughout the year, and copies of all supplements are also available on our website. We post annual reports on our website shortly after March 1 each year.

     We may make other documents available to you electronically through the email address that you provide to us. When electronic delivery becomes available, and upon your election to receive information online, we will notify you when a transaction pertaining to your Policy has occurred or a document impacting your Policy or the Subaccounts has been posted. In order to receive your Policy documents online you should have regular and continuous Internet access.

     NET CASH SURRENDER VALUE BONUS

     Beginning with the 21st Policy anniversary, if the Policy's Net Cash Surrender Value is at least $500,000 on a Policy anniversary, a bonus equal to an annual effective rate of 0.25% of the Net Cash Surrender Value may be credited to the Fixed Account and/or the Subaccounts on each Monthly Activity Date. This bonus is not guaranteed. There is no additional Policy expense for this feature. The bonus will be credited to the Fixed Account and/or the Subaccounts based on the premium allocation percentages in effect at that time.

     MISSTATEMENT OF AGE OR SEX

     If an Insured's age or sex has been misstated on the application, an adjustment will be made to reflect the correct age and gender. If the misstatement is discovered at death, the Policy Death Benefit and any additional benefits provided will be adjusted based on what the cost of insurance rate as of the most recent Monthly Activity Date would have purchased at the Insured's correct age and gender. If the misstatement is discovered prior to death, the Net Cash Surrender Value will be adjusted, based on the Insured's correct age and gender, to reflect the expense charges, Surrender Charges, and cost of insurance rates from the Policy Date.

     SUICIDE

     We will pay the greater of the premiums received or Policy value, less any partial withdrawals and indebtedness, if the Insured, while sane or insane, commits suicide within two years after the date the Policy was issued. We will pay the greater of the Monthly Deductions for an increase in Specified Amount of insurance coverage or Policy value attributable to such an increase if the Insured, while sane or insane, commits suicide within two years after the effective date of any increase. Optional feature riders to the Policy may have separate suicide provisions.

     INCONTESTABILITY

     We will not contest the Policy, in the absence of fraud, or any increased benefits later than two years after the effective date of such increase. If you did not request the increase or if evidence of insurability was not required, we will not contest the increase. Increased benefits, for the purposes of this provision, shall include any favorable Policy changes you request. If the Policy is reinstated, the incontestable period will start over again beginning on the reinstatement date, but only for statements made in the application for reinstatement. Riders to the Policy may have separate incontestability provisions.

     ASSIGNMENT

     You may assign your Policy by giving Written Notice. We will not be responsible for the validity of an assignment. We will not be liable for any payments we make or actions we take before we receive Written Notice of an assignment. An assignment is subject to any Policy debt.

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     LAPSE AND GRACE PERIOD

     Lapse

     Because Policy value can fluctuate depending upon the performance of your selected variable investment options, your Policy can lapse, even if you pay all Planned Periodic Premiums on time.

     This Policy will lapse with no value when the Policy Cash Surrender Value is not enough to cover any due but unpaid charges and, where a Policy loan exists, any loan interest due. However, we guarantee the Policy will remain in force for the period shown in your Policy's schedule page so long as the premium paid, less partial withdrawals and Policy debt, equals or exceeds the sum of the monthly Guaranteed Death Benefit Premiums from the Policy Date to the most recent Monthly Activity Date. Your Guaranteed Death Benefit Period and Guaranteed Death Benefit Premium are shown in your Policy's Schedule page. This Policy also will not lapse during a grace period as long as sufficient premium is paid by the end of the grace period to prevent lapse.

          Lapse of the Policy may result in adverse tax consequences. See discussion at Tax Treatment of Loans and Other Distributions.

     Guaranteed Death Benefit

     We guarantee the Policy will not lapse during Guaranteed Death Benefit Period (stated in your Policy's Schedule page; this period varies depending upon your age at Policy issue), even if the Net Cash Surrender Value is not enough to pay Policy charges due but unpaid, if you meet the Guaranteed Death Benefit Premium requirements and the following rules.
     o If the Policy does lapse, the Guaranteed Death Benefit ends and is not reinstated even if the underlying Policy is reinstated after a grace period;
     o Increases in Specified Amount of insurance will be reflected in the Guaranteed Death Benefit Premium requirement from the effective date of the change; and
     o Policy premiums paid to date, minus partial withdrawals since the Policy Date, and minus outstanding Policy loans and loan interest charged, must meet or exceed the cumulative Guaranteed Death Benefit Premium required to date.

     Grace Period

     If the Net Cash Surrender Value on any Monthly Activity Date is less than the Monthly Deduction for the next Policy month, you will have a 61-day grace period to make a premium payment to continue your Policy. The Minimum Premium to continue the Policy is the amount which will result in the Net Cash Surrender Value on the date the grace period began being equal to the current Monthly Deduction plus the next two Monthly Deductions. At the start of the grace period, we will mail a notice of the minimum premium necessary to keep the Policy in force to you at your current address on record with us and to any
assignee on record.  Insurance coverage continues during the grace period.    If
sufficient premium is not paid by the end of the grace period, the Policy will terminate without value as of the first day of the grace period. If the last Insured dies during the grace period, we will deduct outstanding Policy debt and Policy charges due but not paid from the Death Benefit Proceeds payable.

     REINSTATEMENT

     If the Policy lapses because a grace period ended without a sufficient payment being made, you may reinstate it within three years of the date of lapse. To reinstate, we must receive:
     o    Written application signed by you and the Insured;
     o Evidence of the Insureds' insurability satisfactory to us, and the insurability of any Insured covered under an optional benefit rider;
     o    Premium at least equal to the greater of:
          (1) An amount sufficient to bring the Net Cash Surrender Value after the first Monthly Deduction to an amount greater than zero; or
          (2)  Three times the current Policy Month's Monthly Deductions.
     o    Repayment of any outstanding Policy debt.

     The effective date of reinstatement will be the Monthly Activity Date on or next following the date the reinstatement is approved.

     The Specified Amount of the reinstated Policy may not exceed the Specified Amount at the time of lapse. The Policy value on the effective date of reinstatement will equal the Policy value as of the date of lapse. The Surrender Charge at reinstatement, if any, will be based on the current Policy Year as if the Policy had never terminated.

     The Policy cannot be reinstated once it has been fully Surrendered.


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     DELAY OF PAYMENTS OR TRANSFERS

     We will usually pay any amounts from the Separate Account requested as a partial withdrawal or Surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if:
     o the NYSE is closed for other than customary weekend and holiday closings; or trading on the NYSE is restricted as determined by the SEC; or
     o    the SEC permits delay for the protection of security holders; or
     o an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Subaccounts.
The applicable rules of the SEC will govern as to whether these conditions exist.

     We may defer payments of a Policy loan, partial withdrawal or full Surrender from the Fixed Account for up to six months from the date we receive your Written Notice requesting the loan, withdrawal or Surrender.

     BENEFICIARY

     You may change your Beneficiary by sending Written Notice to us, unless the named Beneficiary is irrevocable. Once we record and acknowledge the change, it is effective as of the date you signed the Written Notice. The change will not apply to any payments made or other action taken by us before recording. If the named Beneficiary is irrevocable, you may change the named Beneficiary only by Written Notice signed by both you and the Beneficiary. If more than one named Beneficiary is designated, and you fail to specify their interest, they will share equally.

     If the named Beneficiary dies before you, then your estate is the Beneficiary until you name a new Beneficiary.

     The interest of any Beneficiary is subject to that of any assignee.

     MINOR OWNER OR BENEFICIARY

     Generally a minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. In most States parental status does not automatically give parents the power to provide an adequate release to us to make Beneficiary payments to the parent for the minor's benefit. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian, who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named Beneficiary, we may be able to pay the minor's Beneficiary payments to the minor's trustee or guardian. Some States allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to claim proceeds on behalf of the minor; it is often a very simple process that can be accomplished without the assistance of an attorney. If there is no adult representative able to give us an adequate release for payment of the minor's Beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

     POLICY CHANGES

     You may request to change your Specified Amount, Death Benefit option, or riders. Any change to your Policy is effective only if by Written Notice on a form acceptable to us, and only when recorded on our records. Information on how to contact us to determine what information is needed and where you can get various forms for Policy changes is shown on this prospectus' first two pages and last page. When a Policy change is made, we will send you a revised Policy schedule that will show the updated coverage and any new charges.

     OPTIONAL FEATURES

     Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX A may be added to your Policy by rider. The cost of any optional insurance benefit will be deducted monthly from Policy value as stated in this prospectus' CHARGES section.

     NON-PARTICIPATING

     The Policy is non-participating. In other words, no dividends will be paid under this Policy.

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POLICY DISTRIBUTIONS
--------------------------------------------------------------------------------

     The principle purpose of the Policy is to provide a Death Benefit upon the Insured's death, but before then you may also borrow against the Policy's Net Cash Surrender Value, take a partial withdrawal, or fully Surrender it for its Net Cash Surrender Value. Tax penalties and Surrender Charges may apply to amounts taken out of your Policy. The Policy will terminate and all insurance will stop when the Insured dies.

     DEATH BENEFIT

     Upon the Insured's death, we will pay to the Policy Beneficiary:
     o the Death Benefit on the Insured's life under the Death Benefit option in effect; plus
     o any additional life insurance proceeds provided by any optional benefit or rider; minus
     o    any outstanding Policy debt; minus
     o any overdue Monthly Deductions, including the Monthly Deduction for the month of death.

     We will pay the Death Benefit Proceeds after we receive satisfactory proof that the Insured died while the Policy was in force and other proof that we may require in order to investigate the claim. We will pay the Death Benefit Proceeds in a lump-sum payment to the Beneficiary. We will include interest from the Insured's date of death to the payment date. The rate of interest will be at least the amount required by law. Full payment of the Death Benefit Proceeds discharges us from any and all claims.

     Death Benefit Options
     You may choose one of two Death Benefit options. Option A is in effect unless you elect Option B.

 Death Benefit Option A
     Under Option A, the Death Benefit is the greater of:
     o  the Specified Amount of insurance coverage; and
     o  the Policy value multiplied by the corridor factor.

Death Benefit Option B
     Under Option B, the Death Benefit is the greater of:
     o  the Specified Amount of insurance coverage plus the Policy value; and
     o  the Policy value multiplied by the corridor factor.

Changes in Death Benefit Option
     You selected the Death Benefit option when you applied for the Policy. You also may change the Death Benefit option after the first Policy Year, as discussed below.

Changes in Death Benefit Option Rules
o    Your request for a change must be by Written Notice.
o    You can only change your Policy Death Benefit option once each Policy
     Year. The change will be effective on the Monthly Activity Date after we receive (or, if evidence of insurability is necessary, after we approve) your Written Notice.
o    There is no fee to change your Policy Death Benefit option.
o Changing from Option A to Option B: The Specified Amount is decreased by an amount equal to the total Policy value as of the date of the change (no evidence of insurability is required) or will remain unchanged (evidence of insurability is required).
o Changing from Option B to Option A: The Specified Amount of insurance will equal the Death Benefit on the date of the change or will be levelized at the current amount only.
o The change is only allowed if the new Specified Amount of insurance meets the requirements set forth in the Changes in Specified Amount section, below.

     Changes in Specified Amount
     You may change the current Specified Amount of insurance coverage by Written Notice on a form provided by us, and subject to our approval. A change could have federal tax consequences (see the TAX MATTERS section). Any change will take effect on the Monthly Activity Date on or after the date we receive your Written Notice.

INCREASE in Coverage Rules
o    No increase was allowed in the first Policy Year.
o    The Insured's age nearest birthday must be 80 or younger.
o A new application, evidence of insurability, and additional premium for the amount of the increase may be required.
o Minimum amount of an increase in Specified Amount of insurance coverage is $25,000.
o Cost of insurance charges for the increase will be based upon the Insured's attained age and underwriting class at the time of the increase.
o Surrender Charges become applicable to the amount of the increase, measured from the date of

Overture Encore! II                  - 21 -
     the increase. See this prospectus' CHARGES section.
o Ongoing additional premium may be required to maintain your Policy's Guaranteed Death Benefit Premium requirements. (See this prospectus' OTHER IMPORTANT POLICY INFORMATION: Lapse and Grace Period - Guaranteed Death Benefit provision.)
o Additional premium may be required if Policy value at the time of the increase, minus outstanding Policy debt, is less than an amount equal to 12 times what the current Monthly Deductions from Policy value will be reflecting the increase in Specified Amount of insurance coverage.
o If we approve the increase, but in a rating class different than the original Specified Amount of insurance coverage or any prior increase, the Guaranteed Death Benefit Period may be adjusted.

DECREASE in Coverage Rules
o No decrease was allowed in the first Policy Year or during the first 12 Policy Months following an increase in Specified Amount of insurance coverage except for a decrease which is the result of a partial withdrawal.
o    The Specified Amount of coverage after the decrease must be at least
     -    for Insureds in the preferred rate class: $100,000.
     - for Insureds in all other rate classes: $50,000 in the 2nd and 3rd Policy Year, and $35,000 in the 4th and subsequent Policy Years.
o We may limit any requested decrease to the amount necessary to keep the Policy in compliance with maximum premium limits under federal tax law.
o A decrease will not lower the Guaranteed Death Benefit Premium in effect at the time of the decrease.
o For purposes of determining the new Cost of Insurance charge, the decrease will reduce the Specified Amount of insurance coverage by first reducing the Specified Amount provided by the most recent increase, then the next most recent increase successively, and finally the Policy's initial Specified Amount of insurance coverage.

     MATURITY BENEFIT

     If the Insured is then alive, this Policy matures upon the Policy anniversary nearest the Insured's 100th birthday (the "Maturity Date"). Your Policy will then end, and we will pay to you the Policy value (not the Specified Amount of insurance coverage).

     POLICY LOANS

     You may obtain a loan from the Net Cash Surrender Value of your Policy. Any loan transaction will permanently affect your Policy value. We may require you to sign a loan agreement. You may ask your sales representative or us to provide illustrations giving examples of how a loan might affect your Policy value, Net Cash Surrender Value and Death Benefit.

     Surrender or lapse of a Policy while a loan is outstanding could result in significant tax consequences. See the discussion at Tax Treatment of Loans and Other Distributions.

--------------------------------------------------------------------------------
 Amount You Can Borrow
--------------------------------------------------------------------------------
Standard Policy Loan. You may borrow not less than $200 and up to an amount equal to the Net Cash Surrender Value, minus guaranteed Monthly Deductions from Policy value for the rest of the Policy Year, minus interest on Policy debt including the requested loan to the next Policy anniversary.
--------------------------------------------------------------------------------
Reduced Rate Policy Loan. Available after the 10th Policy Year. Amount eligible is 10% of Net Cash Surrender Value, plus any outstanding Reduced Rate Policy Loan. An amount of any Standard Policy Loan outstanding at the end of the 10th Policy Year up to 10% of the then Net Cash Surrender Value will be converted to a Reduced Rate Policy Loan from that point forward. Any Standard Policy Loan exceeding this amount will remain a Standard Policy Loan.
--------------------------------------------------------------------------------
Loan Interest Rate
--------------------------------------------------------------------------------
Standard Policy Loan Interest Rate. Current net annual loan interest rate of 2%: we charge a current interest rate with a 5.5% effective annual yield (guaranteed to not exceed 6%), but we also credit an interest rate with an effective annual yield of 3.5% to any amounts in the Loan Account.
--------------------------------------------------------------------------------
Reduced Rate Policy Loan Interest Rate. Current net annual loan interest rate of 0%: we charge a current interest rate with a 3.5% effective annual yield (guaranteed to not exceed 4%), but we also credit an interest rate with an effective annual yield of 3.5% to any amounts in the Loan Account.
--------------------------------------------------------------------------------

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Loan Rules
o    The Policy must be assigned to us as sole security for the loan.
o We will accept a loan request signed by you on our form of Written Notice by mail or facsimile. However, when accepting a request by a method not requiring an original signature, there is a greater possibility that unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge.
o We will transfer all loan amounts from the Subaccounts and the Fixed Account to a Loan Account. The amounts will be transferred on a pro rata basis, unless you instruct us otherwise. If the value of an investment option after a transfer pursuant to your instructions is less than $100, the amounts will be transferred on a pro rata basis.
o Loan interest is due on each Policy anniversary. If the interest is not paid when due, we will transfer an amount equal to the unpaid loan interest only from the Policy investment options you designate; if that is not possible (due to insufficient value in an investment option you elect) or you have not provided such instructions, we will deduct loan interest on a pro-rata basis from balances in all Subaccounts and the Fixed Account.
o If Policy debt exceeds Policy value minus the Surrender Charge minus accrued expenses and charges, you must pay the excess or your Policy will lapse.
o You may repay Policy debt in full or in part any time while the Policy is in force. We will deduct the amount of the loan repayment from the Loan Account and allocate that amount among the Subaccounts and the Fixed Account in the same percentages as the Net Premium is allocated on the date of repayment. You must instruct us to treat your payment as a loan repayment; otherwise, we will treat any unspecified payment as premium.
o The Death Benefit will be reduced by the amount of any Policy debt on the date of the Insured's death.
o We may defer making a loan from the Fixed Account for up to six months unless the loan is to pay premiums to us.

     SURRENDER

     While the Insured is alive, you may terminate the Policy for its Net Cash Surrender Value. After a full Surrender, all your rights in the Policy end, and you may not reinstate the Policy.

     Surrender Rules
     o We will accept a full Surrender request signed by you on our form of Written Notice by mail or facsimile. However, when accepting a request by a method not requiring an original signature, there is a greater possibility that unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge.
     o The applicable Surrender Charge is described in the CHARGES and CHARGES EXPLAINED sections of this prospectus.
     o We may defer Surrender payments from the Fixed Account for up to six months from the date we receive your request.

     PARTIAL WITHDRAWAL

     While the Insured is alive, you may withdraw part of the Policy value. The amount requested and any partial withdrawal fee will usually be deducted from the Policy value on the date we receive your request if received before 4:00 p.m. Eastern Time. Such a reduction will impact the net Policy funding used to determine if the Guaranteed Death Benefit remains in effect.

     If Death Benefit Option A (described above) is in effect, then the Specified Amount will be reduced by the partial withdrawal amount plus any charge.

     If Death Benefit Option B (described above) is in effect, the Policy value will be reduced by the amount of the partial Surrender, but the Specified Amount of insurance coverage will not change.

Partial Withdrawal Rules
o    A partial withdrawal request must be made by Written Notice.
o The applicable partial withdrawal charge is described in your Policy and the CHARGES section of this prospectus.
o The minimum partial withdrawal amount is $500; the maximum is an amount such that remaining Net Cash Surrender Value is at least $1,000 or an amount sufficient to maintain the Policy in force for the next 12 months, and the Specified Amount of insurance coverage after the withdrawal must be at least:
     -    for Insureds in the preferred rate class: $100,000.
     - for Insureds in all other rate classes: $50,000 in Policy Years 1 to 3, and $35,000 in the 4th and subsequent Policy Years.
o    A partial withdrawal is irrevocable.

Overture Encore! II                  - 23 -

o For tax purposes, partial withdrawals are treated as made first from premiums paid and then from earnings, beginning with the most recent premium payment, unless the Policy is a modified endowment contract.
o Partial withdrawals will be deducted from your Policy investment options on a pro rata basis, unless you instruct us otherwise. If the value of an investment option after a withdrawal pursuant to your instructions is less than $100, the amounts will be deducted on a pro rata basis.
o Partial withdrawals result in cancellation of Accumulation Units from each applicable Subaccount. You may direct us to deduct withdrawal amounts from investment options you elect; if that is not possible (due to insufficient value in one of the investment options you elect) or you have not given such instructions, we will deduct withdrawals on a pro-rata basis from all Subaccounts and the Fixed Account.
o We reserve the right to defer withdrawal payments from the Fixed Account for up to six months from the date we receive your request.
o Partial withdrawals may change the Guaranteed Death Benefit Premium requirements. You may request a new illustration of Policy values from us to demonstrate these changes.
o Depending upon the circumstances, a partial withdrawal may have tax consequences.

     PAYMENT OF POLICY PROCEEDS

     A primary function of a life insurance policy is to provide payment options for payment of Policy proceeds in a way that best benefits the payee. Policy proceeds are payable upon the Insured's death, a full Surrender or partial withdrawal of Policy value, or upon any other benefit where certain proceeds are payable. You may elect to have Policy proceeds paid under one of several payment options or as a lump sum. If another option is not chosen within 60 days of the date we receive satisfactory proof of the Insured's death, we will make payment of Death Benefit Proceeds in a lump sum to the Beneficiary.

     Rules for Payment of Policy Proceeds
     o You, or your Beneficiary after your death if you are the Insured, may elect a payment option by completing an election form that can be requested from us at any time.
     o Payees must be individuals who receive payments in their own behalf unless otherwise agreed to by us.
     o An association, corporation, partnership or fiduciary can only receive a lump sum payment or a payment under a fixed period payment option (payment option C).
     o    Any payment option chosen will be effective when we acknowledge it.
     o We may require proof of your age or survival or the age or survival of the payee.
     o We reserve the right to pay the proceeds in one lump sum when the amount is less than $5,000, or when the payment option chosen would result in periodic payments of less than $100. If any payment would be or becomes less than $100, we also have the right to change the frequency of payments to an interval that will result in payments of at least $100. In no event will we make payments under a payment option less frequently than annually.
     o No payee may commute, encumber or alienate any proceeds under this Policy before they are due. No proceeds are subject to attachment for any debt or obligation of any payee.
     o When the last payee dies, we will pay to the estate of that payee any amount on deposit, or the then present value of any remaining guaranteed payments under a fixed payment option.

     Payments under the payment options are fixed payments based on a fixed rate of interest at or higher than the minimum effective annual rate which is guaranteed to yield 3% on an annual basis. Proceeds to fund payments are transferred to our general account and are no longer a part of the Separate Account. We have sole discretion whether or not to pay a higher interest rate for payment options A, B, C, D or E (see below). Current single premium immediate annuity rates for options D or E are used if higher than the guaranteed amounts (guaranteed amounts are based upon the tables contained in the Policy). Current interest rates, and further information, may be obtained from us. The amount of each fixed annuity payment is set and begins on the date payment of Policy proceeds is to begin, and does not change.

     Selecting a Payment Option
     Once fixed payments under a payment option begin, they cannot be changed. (We may allow the Beneficiary to transfer amounts applied under options A to C to options D to F after the date payment of Policy proceeds begins. However, we reserve the right to discontinue this practice.)

The longer the guaranteed or projected payment option period, the lower the amount of each payment.

     Note: If you elect payment options D or E and select a non-guaranteed period, it is possible that only one annuity payment would be made under the payment option if the person whose life the payment is based upon (the "measuring life") dies before the due date of the second payment, only two payments would be made if the "measuring life" died before the due date of the third payment, etc.

Overture Encore! II                  - 24 -

     The payment options for receiving Policy proceeds are:

A. Interest Payment. We will pay interest each month at a rate determined by us on the amount retained.

B. Payments for a Fixed Amount. Proceeds are paid in equal monthly installments until proceeds, with interest, have been fully paid. The total annual payment must be at least 5% of the amount retained.

C. Payments for a Fixed Period. Proceeds are paid in equal monthly installments for the specified period chosen not to exceed 20 years. Monthly incomes for each $1,000 of proceeds, which include interest, are illustrated by a table in the Policy.

D. Lifetime Income. Proceeds are paid as equal monthly installments based on the life of a named person, and continue for the lifetime of that person. Variations provide for guaranteed payments for a period of time or a lump sum refund.

E. Joint and Last Survivor Lifetime Income. Proceeds are paid as equal monthly installments during the joint lives of two individuals and until the last of them dies. Variations provide for a reduced amount of payment during the lifetime of the surviving person.

F.   Lump Sum. Proceeds are paid in one sum.

     Payment of Death Benefit Proceeds

     We may pay Death Benefit Proceeds in a lump sum by establishing an interest bearing account for the Beneficiary, in the amount of the Death Benefit Proceeds payable. The same interest rate schedule and other account terms will apply to all Beneficiary accounts in place at any given time. We will send the Beneficiary a checkbook within seven days after we receive all the required documents, and the Beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the Death Benefit Proceeds payable. The account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the general account.

TAX MATTERS
--------------------------------------------------------------------------------

     The following is only general information about federal tax law and is not intended as tax advice to any individual. Tax laws affecting the Policy are complex, may change and are affected by your facts and circumstances. We cannot guarantee the tax treatment of the Policy or any transaction involving the Policy. You should consult your own tax adviser as to how these general rules and any applicable taxes will apply to you if you purchase a Policy.

     LIFE INSURANCE QUALIFICATION; TAX TREATMENT OF DEATH BENEFIT

     The Internal Revenue Code, as amended (the "Code") defines a life insurance contract for federal income tax purposes. This definition can be met if an insurance contract satisfies either one of two tests set forth in that section. The Code and related regulations do not directly address the manner in which these tests should be applied to certain features of the Policy. Thus, there is some uncertainty about how those tests apply to the Policy.

     Nevertheless, we believe the Policy qualifies as a life insurance contract for federal tax purposes, so that:

     o you should not be considered in constructive receipt of the Net Cash Surrender Value, including any increases in Net Cash Surrender Value, unless and until it is distributed from the Policy and
     o the Death Benefit should be fully excludable from the Beneficiary's gross income; however, special rules apply to employer owned life insurance. The Death Benefit of life insurance owned by an employer is taxable unless the Insured is a certain class of employee and has been given notice and has consented to coverage on his life. Specific statutory requirements must be satisfied for the Death Benefit of employer owned life insurance to be excluded from taxable income. Any employer contemplating the purchase of a life insurance contract should consult a tax adviser.

     We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

Overture Encore! II                  - 25 -

     Modified Endowment Contracts. The Code establishes a class of life insurance contracts designated as modified endowment contracts. Distributions from a modified endowment contract are taxed under different rules, most notably distributions are treated as from income first (to the extent of any gain in the contract) then from cost basis. There are other differences related to modified endowment contracts, such as loans being treated as a distribution (see Tax Treatment of Loans and Other Distributions below). The Code rules governing whether a Policy will be treated as a modified endowment contract are extremely complex. In general, a Policy is a modified endowment contract if the accumulated premium payments made at any time during the first seven Policy years exceed the sum of the net level premium payments which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a modified endowment contract because of a material change. The determination of whether a Policy is a modified endowment contract after a material change generally depends upon the relationship of the Policy's Death Benefit and Policy value at the time of such change and the additional premium payments made in the seven years following the material change. A Policy may also become a modified endowment contract if the Death Benefit is reduced.

This Policy's flexibility and how you tailor it to meet your needs could cause it to be a modified endowment contract. We recommend you consult with a tax adviser to determine if desired Policy transactions may cause such treatment. When a premium payment is credited, which we believe causes the Policy to become a modified endowment contract, we will notify you and offer you the opportunity to request a refund of that premium in order to avoid such treatment. You have 30 days after receiving such a notice to request the refund.

     A Policy issued in exchange for a modified endowment contract is also treated as a modified endowment contract. However, we believe that a Policy issued in exchange for a life insurance policy that is not a modified endowment contract will generally not be treated as a modified endowment contract if the Death Benefit of the Policy is greater than or equal to the Death Benefit of the Policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. You may, of course, choose not to make additional payments in order to prevent a Policy from being treated as a modified endowment contract.

     Special Considerations for Corporations

     Premium paid by a business for a life insurance Policy is not deductible as a business expense or otherwise if the business is directly or indirectly a Beneficiary of the Policy. For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the Death Benefit from the Policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the Policy's Cash Surrender Value are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes. In 2006, Congress adopted new rules relating to Employer Owned Life Insurance. Any employer contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax advisor regarding the Employee Notice and Consent requirements to avoid the income taxation of the life insurance Death Benefits.

     Tax Treatment of Loans and Other Distributions

     Upon a Surrender or lapse of the Policy, if the amount received plus any outstanding Policy Debt exceeds the total cost basis in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether a Policy is or is not a modified endowment contract. However, the tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a modified endowment contract.

"Cost Basis in the Policy" means:
o the total of any premium payments or other consideration paid for the Policy, minus
o    any withdrawals previously recovered that were not taxable.

Distributions from Policies Classified as Modified Endowment Contracts are subject to the following tax rules:
     o All distributions, including Surrenders and partial withdrawals, are treated as ordinary income subject to tax to the extent the excess (if any) of the Policy value immediately before the distribution exceeds the cost basis in the Policy at such time.
     o Loans from or secured by the Policy are treated as distributions and taxed accordingly. If you do not repay loan interest, the loan interest itself is treated as a distribution.

Overture Encore! II                  - 26 -

     o A 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, the Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

Distributions from Policies Not Classified as Modified Endowment Contracts are generally treated as first recovering the cost basis in the Policy and then, only after the return of all such cost basis in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's Death Benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Code's definition of life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy).

     Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that reduced rate loans could be treated as distributions rather than loans.

     Distributions (including upon Surrender) and loans from, or secured by, a Policy that is not a modified endowment contract are not subject to the 10% additional income tax rule. If a Policy which is not now but later becomes a modified endowment contract, then any distributions made from the Policy within two years prior to the change will become taxable pursuant to modified endowment contract rules.

     Other Policy Owner Tax Matters

     Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit option, a Policy loan, a partial or full Surrender, a lapse, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer and other tax consequences of ownership or receipt of distributions from a Policy depends on the circumstances of each Owner or Beneficiary.

     Interest paid on Policy loans generally is not tax deductible.

     Aggregation of modified endowment contracts. Pre-death distributions (including a loan, partial withdrawal, collateral assignment or full Surrender) from a Policy that is treated as a modified endowment contract may require a special aggregation to determine the amount of income recognized on the Policy. If we or any of our affiliates issue more than one modified endowment contract to the same Policy Owner within any 12-month period, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income for all those Policies will be aggregated and attributed to that distribution.

     Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon your or the Beneficiary's individual circumstance.

     Diversification requirements. Investments of the Separate Account must be "adequately diversified" for the Policy to qualify as a life insurance contract under the Code. Any failure to comply with diversification requirements could subject you to immediate taxation on the incremental increases in Policy value plus the cost of insurance protection for the year. However, we believe the Policy complies fully with such requirements.

     Owner control. The Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which your control of the investments of the Separate Account may cause you, rather than us, to be treated as the Owner of the assets in the Separate Account. To date, no such regulations or guidance has been issued. If you are considered the Owner of the assets of the Separate Account, income and gains from the Separate Account would be included in your gross income.

     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that Owners were not owners of separate account assets. For example, you have additional flexibility in allocating Policy premium and Policy value. These differences could result in you being treated as the Owner of a pro rata share of the assets of the Separate Account. In addition, we do not know

Overture Encore! II                  - 27 -
what standards will be set forth in the regulations or rulings which the Treasury may issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of the assets of the Separate Account.

     Tax-advantaged arrangements. The Policy may be used in various arrangements, including non-qualified deferred compensation, and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement and the suitability of this Policy for the arrangement.

     Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

     As of the date of this prospectus, there are no proceedings affecting the Separate Account, or that are material in relation to our total assets.


HOW TO GET FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Our financial statements are included in a Statement of Additional Information ("SAI"). For information on how to obtain copies of these financial statements, at no charge, see the STATEMENT OF ADDITIONAL INFORMATION; REGISTRATION STATEMENT provision on the last page of this prospectus.


RULE 12h-7 EXEMPTION
--------------------------------------------------------------------------------

     Ameritas Life of NY relies on the exemption provided by Rule 12h-7 to file reports under the Securities Exchange Act of 1934.

Overture Encore! II                  - 28 -

APPENDIX A: Optional Features
--------------------------------------------------------------------------------

     This Appendix is intended to provide only a very brief overview of additional benefits available to be added to your Policy by rider. Some of these features were only available at the time the Policy was issued, and may not be added now. For more information, contact your registered representative or us. The cost for each rider, if any, is explained in the CHARGES section.

     Accidental Death Benefit Rider
          This Rider pays an additional benefit upon the Insured's death resulting from a covered accident.

     Children's Protection Rider
          This Rider provides term life insurance protection, as defined in the Rider, for the Insured's children.

     Disability Benefit Rider
          This Rider provides that during periods of the Insured's total disability, as defined in the Rider, we will pay benefits to the Policy Owner by paying some or all of the Policy premiums, and by waiving the Cost of Insurance Charge for this Rider. The Owner chooses the benefit level at the issue of the Rider.

     Guaranteed Death Benefit
          This optional feature allows you to extend the Guaranteed Death Benefit period available in the base Policy.
          Cost: No extra cost. Minimum Premium requirements must be maintained to keep this benefit in force.

     Guaranteed Insurability Rider
          This Rider guarantees that insurance coverage may be added at various option dates without evidence of insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

     Payor Disability Rider
          This Rider provides that during periods of the premium payor's total disability, as defined in the Rider, we will pay benefits to the Policy Owner by paying some or all of the Policy premiums, and by waiving the Cost of Insurance Charge for this Rider. The Owner chooses the benefit level at the issue of the Rider.

     Payor Waiver of Monthly Deductions on Disability of a Covered Person Rider
          This Rider provides that during periods of the premium payor's total disability, as defined in the Rider, certain Policy charges and charges for any Policy riders will be waived.

     Term Rider for Covered Insured
          This Rider provides term insurance upon the Insured's life in addition to the Specified Amount of insurance coverage under the Policy.

     Terminal Illness Rider
          This Rider provides for the ability to accelerate the Death Benefit to be a living benefit to withdraw value from the Policy, as defined in the Rider, in the event of diagnosis of a terminal illness.
          Cost: No extra cost. The total value available as a benefit is an amount less than the total Death Benefit payable under the Policy.

     Waiver of Monthly Deductions on Disability Rider
          This Rider provides that during periods of the Insured's total disability, as defined in the Rider, certain Policy charges and charges for any Policy riders will be waived.

Overture Encore! II                  - 29 -

DEFINED TERMS
--------------------------------------------------------------------------------

Accumulation Units are an accounting unit of measure used to calculate the Policy value allocated to Subaccounts of the Separate Account. It is similar to a share of a mutual fund. The Policy describes how Accumulation Units are calculated.

Accumulation Value means the total amount of value held in your accounts at any time. It is equal to the total of the accumulation value held in the Subaccount, the Fixed Account, and the accumulation value held in the general account which secures policy loans.

Beneficiary means the person to whom the Death Benefit Proceeds are payable upon the death of the Insured. The Beneficiary is named by the Owner in the application. If changed, the Beneficiary is as shown in the latest change filed and recorded with us. If no Beneficiary survives the Insured, the Owner or the Owner's estate will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee.

Business Day means each day that the New York Stock Exchange is open for trading.

Death Benefit means the total amount of insurance coverage provided under the selected Death Benefit option of this policy.

Death Benefit Proceeds means the proceeds payable to the Beneficiary upon receipt by us of the satisfactory proof of the death of the Insured while this policy is in force. It is equal to: (1) the Death Benefit; plus (2) any additional life insurance proceeds provided by any riders; minus (3) any outstanding policy debt; minus (4) any overdue Monthly Deductions, including the deduction for the month of death.

Fixed Account is an account that credits a fixed rate of interest guaranteed by us and is not affected by the experience of the variable investment options of the Separate Account. The Fixed Account is part of our general account.

Guaranteed Death Benefit is the initial Specified Amount of insurance guaranteed for the first five Policy Years so long as Minimum Premium is paid, and any other longer period provided by an optional Guaranteed Death Benefit Rider.

Insured means the person shown on the Policy schedule upon whose life this Policy is issued.

Issue Age means the Insured's age as of the birthday nearest to the Policy Date. With respect to any increase in Specified Amount, Issue Age means the Insured's age as of the birthday nearest to the date of the increase.

Loan Account is an account we maintain for your Policy if you have a Policy loan outstanding. The Loan Account is credited with interest and is not affected by the experience of the variable investment options of the Separate Account. The Loan Account is part of our general account.

Maturity Date is the Policy anniversary nearest the Insured's 100th birthday.

Monthly Activity Date means the same date of each month as the Policy Date.

Monthly Deduction means a charge made against the Policy value on each Monthly Activity Date for the coverage provided by this Policy and any attached riders.

Net Cash Surrender Value means the Policy value minus the Surrender Charge, minus any Policy debt.

Owner, You, Your is you -- the person(s) or legal entity who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy.

Policy Date is the date from which Policy months, years and anniversaries are measured.

Policy Year means the period from one Policy anniversary date until the next Policy anniversary date.

Premium
     Guaranteed Death Benefit Premium is the amount of premium which, if paid in advance, will keep your Policy in force during the optional Guaranteed Death Benefit Period so long as other Policy provisions are met, even if the Net Cash Surrender Value is zero or less.
     Minimum Initial Premium is equal to 1/12th of the first year Guaranteed Death Benefit Premium for at least $100,000 of Specified Amount of insurance coverage, times the number of months between the Policy Date and the date the Policy is issued plus one month.
     Minimum Premium is the amount of premium which, if paid monthly in advance, will keep your Policy in force.
     Net Premium means the premium less the Percent of Premium Charge.
     Planned Periodic Premium is a schedule of equal premiums payable at fixed intervals chosen by you, the Owner. You need not follow this schedule, nor will following it ensure that the Policy will remain in force unless the payments meet the requirements of the Minimum Premium or Guaranteed Death Benefit Premium.

Overture Encore! II                  - 30 -

Specified Amount means a dollar amount used to determine the Death Benefit of your Policy. It is shown on the Policy schedule. You may increase or decrease it as provided in your Policy.

Subaccounts are the divisions within the Separate Account for which Accumulation Units are separately maintained. Each Subaccount corresponds to a single underlying non-publicly traded portfolio.

Surrender means termination of this Policy at your request for its Net Cash Surrender Value while the Insured is alive.

Surrender Charge means the charge subtracted from the Policy value on the Surrender of this Policy.

We, Us, Our, Ameritas Life of NY - Ameritas Life Insurance Corp. of New
York.

Written Notice -- Written notice, signed by you, in good order, on a form approved by or acceptable to us, that gives us the information we require and is received at Ameritas Life of NY, Service Center, P.O. Box 82550, Lincoln, NE 68501 (or 5900 "O" Street, Lincoln, NE 68510), fax 1-402-467-7335. Call us if
you have questions about what form or information is required. When notice is permitted and sent to us by facsimile, we have the right to implement the request if the copied or facsimile signature appears to be a copy of your genuine original signature.
--------------------------------------------------------------------------------

Overture Encore! II                  - 31 -

                                   THANK YOU
   for reviewing this prospectus. You should also review the fund prospectus for the portfolio underlying each Subaccount variable investment option you wish to select.

                             IF YOU HAVE QUESTIONS,
       wish to request a Statement of Additional Information, or inquire about a Policy including a personalized illustration (without charge), contact your sales representative, or write or telephone us at:

                   Ameritas Life Insurance Corp. of New York
                                 Service Center
                                 P.O. Box 82550
                            Lincoln, Nebraska 68501
                                       or
                                5900 "O" Street
                            Lincoln, Nebraska 68510
                           Telephone: 1-800-745-1112
                              Fax: 1-402-467-7335
                 Interfund Transfer Request Fax: 1-402-467-7923
                                 AmeritasNY.com

                           Our offices are located at
                   Ameritas Life Insurance Corp. of New York
                           1350 Broadway, Suite 2201
                            New York, New York 10018
                           Telephone: 1-877-280-6110
                              Fax: 1-402-467-7335

REMEMBER, THE CORRECT FORM
is important for us to accurately process your Policy elections and changes. Many can be found in the "on-line services" section of our Internet Site. Or, call us at our toll-free number and we'll send you the form you need.


     ILLUSTRATIONS

     Illustrations are tools that can help demonstrate how the Policy operates, given the Policy's charges, investment options and any optional features selected, how you plan to accumulate or access Policy value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the Policy's Death Benefits, Net Cash Surrender Values and Policy values with those of other variable life insurance policies based upon the same or similar assumptions. You may ask your sales representative or us (at our toll-free telephone number) to provide an illustration, without charge, based upon your specific situation.

     STATEMENT OF ADDITIONAL INFORMATION; REGISTRATION STATEMENT

     A Statement of Additional Information ("SAI"), also dated May 1, 2012, contains other information about the Separate Account and the Policy. You may obtain a copy upon request to our toll-free telephone number shown to the left. Within three Business Days after we receive your request for an SAI, we will send your copy, without charge, by first class mail or email. Information about the Separate Account (including the SAI), is available on the SEC's Internet site (www.sec.gov, select "Search for Company Filings," select "file number," then type "333-39110"), or can be reviewed and for a fee, copied at or ordered from the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. 20549-0102. (You may direct questions to the SEC at 202-942-8090.)

     REPORTS TO YOU

     We will send a statement to you at least annually showing your Policy's Death Benefit, Policy value and any Policy debt. If your Policy activity is limited to scheduled periodic premiums automatically deducted from your bank or investment account, the annual report will also be the only confirmation you have of premium payments and regular Monthly Deductions. We will confirm any other premium payments, Policy loans, transfers between investment options, lapses, Surrender, partial withdrawals, and other Policy transactions as they occur. You will receive such additional periodic reports that the SEC may require.

(C) 2012 Ameritas Life Insurance Corp. of New York

                                [AMERITAS LIFE INSURANCE CORP. OF NEW YORK LOGO]

Overture Encore! II                Last Page       SEC Registration #: 811-09979

--------------------------------------------------------------------------------
Statement of Additional Information:  May 1, 2012
to accompany Policy Prospectus dated:  May 1, 2012

                                [Ameritas Life Insurance Corp. of New York Logo]

Variable Life Insurance Policies
offered through
Ameritas Life of NY
Separate Account VUL
--------------------------------------------------------------------------------

     This Statement of Additional Information ("Statement") is not a prospectus. It contains information in addition to that set forth in the Policy prospectus and should be read together with the prospectus. The Policy prospectus may be obtained from our Service Center by writing us at P.O. Box 82550, Lincoln, Nebraska 68501, by e-mailing us or accessing it through our website at AmeritasNY.com, or by calling us at 1-800-745-1112. Defined terms used in the current prospectus for the Policies are incorporated in this Statement.
--------------------------------------------------------------------------------

TABLE OF CONTENTS                                   Page
                                                    ----
General Information and History.......................1

Underwriter...........................................2
Distribution of the Policy
More Information on Charges

Distribution of Materials.............................3
Advertising
Performance Data
Licensing Agreement

Financial Statements..................................4

--------------------------------------------------------------------------------

Contacting Us. To answer your questions or to send additional premium, contact your sales representative or write or call us at:

                                 Ameritas Life
                          Insurance Corp. of New York
                                 Service Center
                                 P.O. Box 82550
                            Lincoln, Nebraska 68501
                                       or
                                5900 "O" Street
                            Lincoln, Nebraska 68510
                           Telephone: 1-800-745-1112
                              Fax: 1-402-467-7335
                        Interfund Transfer Request Fax:
                                 1-402-467-7923
                                 AmeritasNY.com

               Express mail packages should be sent to our street
                       address, not our P.O. Box address
--------------------------------------------------------------------------------

     GENERAL INFORMATION AND HISTORY

     Ameritas Life of NY Separate Account VUL (First Ameritas Variable Life Separate Account prior to March 1, 2012) ("Separate Account") was established as a separate investment account of Ameritas Life Insurance Corp. of New York (First Ameritas Life Insurance Corp. of New York prior to October 1, 2011) ("we, us, our, Ameritas Life of NY") on March 21, 2000. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust.

     We are a stock life insurance company organized under the insurance laws of the State of New York in 1993. We issued the Policy described in the prospectus and Statement of Additional Information and are responsible for providing each Policy's insurance benefits. We are engaged in the business of issuing life insurance and annuities, group dental, eye care and hearing care insurance, retirement plans and 401(k) plans throughout the United States. Our home office address is 1350 Broadway, Suite 2201, New York, New York 10018 and our Service Office address and contact information is stated in the left column.

     We are wholly owned by Ameritas Life Insurance Corp. ("Ameritas Life"), Nebraska's first insurance company - in business since 1887. Ameritas Life is wholly owned by Ameritas Holding Company ("AHC"), a Nebraska stock insurance holding company, and AHC is wholly owned by UNIFI(R) Mutual Holding Company ("UNIFI(R)"), a Nebraska mutual insurance holding company.

     Matters of state and federal law pertaining to the policies have been reviewed by our internal legal staff.

                                     SAI: 1
Ameritas Life of NY Separate Account VUL     Statement of Additional Information

     UNDERWRITER

     The Policies are no longer offered for sale and were distributed by Ameritas Investment Corp. ("AIC"), 5900 "O" Street, Lincoln, Nebraska 68510. AIC, an affiliate of ours, is an indirect majority owned subsidiary of UNIFI (R) Mutual Holding Company. AIC enters into contracts with various broker-dealers ("Distributors") to distribute Policies.

                                                               YEAR:     2009      2010      2011
--------------------------------------------------------------------------------------------------
Variable life insurance commission we paid to AIC that was paid
to other broker-dealers and representatives (not kept by AIC).            $63        $0   $11,977
--------------------------------------------------------------------------------------------------
Variable life insurance commission earned and kept by AIC.                 $0        $0        $0
--------------------------------------------------------------------------------------------------
Fees we paid to AIC for variable life insurance Principal
Underwriter services.                                                      $0        $0       ($1)
--------------------------------------------------------------------------------------------------

     DISTRIBUTION OF THE POLICY

     Our underwriter, AIC, entered into contracts with various broker-dealers ("Distributors") to distribute the Policies. These Distributors were registered with the SEC and members of the National Association of Securities Dealers, Inc., which was reorganized into the Financial Industry Regulatory Authority ("FINRA") in 2007. All persons who sold the Policy were registered representatives of the Distributors and licensed as insurance agents to sell variable insurance products.

     Distribution Compensation for Products No Longer Being Sold
     Overture Encore! II: Commissions equaled an amount up to 91% of target premium in the first year plus the cost of any riders and up to 4% of premiums paid in excess of the first year target premium. For Policy Years two through four, the commission equaled an amount up to 4% of premium paid. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Policy Value beginning in the fifth Policy Year.

     MORE INFORMATION ON CHARGES

     Waiver of Certain Charges

     When the Policy is sold in a manner that results in savings of sales or administrative expenses, we reserve the right to waive all or part of any fee we charge under the Policy (excluding charges charged by the portfolios). Factors we consider include one or more of the following: size and type of group to whom the Policy is issued; amount of expected premiums; relationship with us (employee of us or an affiliated company, receiving distributions or making transfers from other policies we or one of our affiliates issue, or transferring amounts held under qualified retirement plans we or one of our affiliates sponsor); type and frequency of administrative and sales services provided; or level of annual maintenance fee and withdrawal charges. Any fee waiver will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued. We reserve the right to change these rules. The right to waive any charges may be subject to state approval.

     Underwriting Procedure

     The Policy's cost of insurance depends upon the insured's sex, issue age, risk class, and length of time the Policy has been in force. The rates will vary depending upon tobacco use and other risk factors. Guaranteed cost of insurance rates are based on the insured's attained age and are equal to the 1980 Insurance Commissioners Standard Ordinary Male and Female Mortality Tables without smoker distinction. The maximum rates for the table-rated substandard insureds are based on a multiple (shown in the schedule pages of the Policy) of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender, risk class and whose Policies have been in effect for the same length of time.

     If the rating class for any increase in the specified amount of insurance coverage is not the same as the rating class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different rating classes. Decreases may be reflected in the cost of insurance rate, as discussed earlier.

     The actual charges made during the Policy year will be shown in the annual report delivered to Policy Owners.

                                     SAI: 2
Ameritas Life of NY Separate Account VUL     Statement of Additional Information

     DISTRIBUTION OF MATERIALS

     We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several Owners with the same last name who share a common address or post office box.

     ADVERTISING

     From time to time, we may advertise performance information for the Subaccounts and their underlying portfolios. We may also advertise ratings, rankings or other information related to us, the Subaccounts or the underlying portfolios.

     We may provide hypothetical illustrations of Policy value, Cash Surrender Value and death benefit based on historical investment returns of the underlying portfolios for a sample Policy based on assumptions as to age, sex and risk class of the insured, and other Policy-specific assumptions.

     We may also provide individualized hypothetical illustrations calculated in the same manner as stated above but based upon factors particular to your Policy.

     PERFORMANCE DATA

     From time to time, we may advertise performance for the Subaccount variable investment options. Performance data is available on our website and is authorized for use with prospective investors only when accompanied or preceded by current product and fund prospectuses containing detailed information about the Policy, investment, limitations and risks.

     Performance returns reflect fees and charges assessed by the fund companies and current mortality and expenses and administrative risk charges deducted from separate account assets. Some portfolio advisors have agreed to limit their expenses; without these limits, performance would have been lower. The returns shown on our website do not reflect the Policy's transaction fees and periodic charges. If these fees and charges were deducted, the performance quoted would be lower. Yields shown are typically "annualized" yields. This means the income generated during the measured seven days is assumed to be generated each week over a 52-week period, and not reinvested, and is shown as a percentage of the investment.

     We encourage you to obtain a personalized illustration which reflects all charges of the Policy and the impact of those charges upon performance; contact your registered representative or us to obtain an illustration, without charge, based upon your specific situation. See the Policy prospectus for detailed information about Policy charges and portfolio prospectuses for each portfolio's expenses.

     For periods prior to the date the Policy Subaccount began operation, performance data will be calculated based on the performance of the underlying portfolio and the assumption that the Subaccounts were in existence for the same periods as those indicated for the underlying portfolio with the level of Policy charges that were in effect at the inception of the Subaccount.

     Past performance is no guarantee of future results. The return and principal value of an investment will fluctuate so that investor's shares, when redeemed, may be worth more or less than their original cost.

     LICENSING AGREEMENT

     The Policy is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the Owners of the Policy or any member of the public regarding the advisability of investing in securities generally or in the Policy particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Ameritas Life of NY is through the Licensee ("Ameritas Life"), and is for the purpose of the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the product. S&P has no obligation to take the needs of the Licensee or the Owners of the Policy into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the Policy is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy.

                                     SAI: 3
Ameritas Life of NY Separate Account VUL     Statement of Additional Information

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     FINANCIAL STATEMENTS

     The balance sheets - statutory basis of Ameritas Life Insurance Corp. of New York, a wholly owned subsidiary of Ameritas Life Insurance Corp., which is an indirect wholly owned subsidiary of UNIFI Mutual Holding Company, as of December 31, 2011 and 2010, and the related summary of operations and changes in capital and surplus - statutory basis and statements of cash flows - statutory basis for each of the three years in the period ended December 31, 2011 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and the statements of net assets of each of the subaccounts of First Ameritas Variable Life Separate Account as of December 31, 2011, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods in the two years then ended and the financial highlights for each of the periods in the five years then ended, have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing herein. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 1601 Dodge Street, Suite 3100, Omaha, NE 68102.

     Our financial statements follow this page of this Statement. They only bear on our ability to meet our obligations under the Policy, and should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                     SAI: 4
Ameritas Life of NY Separate Account VUL     Statement of Additional Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors
Ameritas Life Insurance Corp. of New York
Lincoln, Nebraska

We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 1 which comprise First Ameritas Variable Life Separate Account (the "Account") as of December 31, 2011 and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods in the two years then ended, and the financial highlights for each of the periods in the five years then ended for each of the subaccounts which comprise the Account. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of each of the subaccounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting First Ameritas Variable Life Separate Account as of December 31, 2011, the results of their operations for the period then ended, the changes in their net assets for each of the periods in the two years then ended, and the financial highlights for each of the periods in the five years then ended for each of the subaccounts which comprise the Account, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


Omaha, Nebraska
March 16, 2012

                                                   FIRST AMERITAS
                                                   --------------
                                           VARIABLE LIFE SEPARATE ACCOUNT
                                           ------------------------------
                                              STATEMENTS OF NET ASSETS
                                              ------------------------
                                                 DECEMBER 31, 2011
                                                 -----------------

ASSETS
INVESTMENTS AT FAIR VALUE:

  The Alger Portfolios (Alger):
  -----------------------------
    Alger Balanced Portfolio, Class I-2 (Balanced) -
      3.706 shares at $11.30 per share  (cost $45)                                  $          42
  Calvert Variable Series, Inc. (Calvert):
  ----------------------------------------
    Calvert VP SRI Strategic Portfolio (Core Strat.) -
      740.233 shares at $15.71 per share  (cost $12,104)                                   11,629
    Calvert VP Money Market Portfolio (Money Market) -
      24,356.230 shares at $1.00 per share  (cost $24,356)                                 24,356
    Calvert VP Small Cap Growth Portfolio (Small Cap) -
      0.971 shares at $42.78 per share  (cost $24)                                             42
    Calvert VP SRI Balanced Portfolio (Balanced) -
      0.000 shares at $1.749 per share  (cost $0)                                            ----
    Calvert VP SRI Mid Cap Growth Portfolio (Mid Cap) -
      1.521 shares at $31.66 per share  (cost $35)                                             48
  Calvert Variable Products, Inc. (Summit):
  -----------------------------------------
    Calvert VP S&P 500 Index Portfolio (S&P 500) -
      1.548 shares at $76.32 per share  (cost $93)                                            118
    Calvert VP S&P MidCap 400 Index Portfolio, Class I (S&P MidCap) -
      268.278 shares at $66.38 per share  (cost $16,760)                                   17,808
  Fidelity Variable Insurance Products (Fidelity):
  ------------------------------------------------
    Fidelity VIP Equity-Income Portfolio, Service Class 2 (Equity-Income SC2) -
      764.943 shares at $18.41 per share  (cost $14,956)                                   14,083
    Fidelity VIP Growth Portfolio, Service Class 2 (Growth SC2) -
      5.203 shares at $36.53 per share  (cost $174)                                           190
    Fidelity VIP High Income Portfolio, Service Class 2 (High Income SC2) -
      16.809 shares at $5.26 per share  (cost $97)                                             88
    Fidelity VIP Overseas Portfolio, Service Class 2 (Overseas SC2) -
      235.182 shares at $13.52 per share  (cost $4,500)                                     3,180
    Fidelity VIP Investment Grade Bond Portfolio, Service Class 2 (Inv. Bond SC2) -
      0.000 shares at $12.72 per share  (cost $0)                                            ----
    Fidelity VIP Contrafund Portfolio, Service Class 2 (Contrafund SC2) -
      231.280 shares at $22.64 per share  (cost $5,667)                                     5,236
  MFS Variable Insurance Trust (MFS):
  -----------------------------------
    MFS Utilities Series Portfolio, Initial Class (Utilities IC) -
      3.334 shares at $26.08 per share  (cost $58)                                             87
    MFS New Discovery Series Portfolio, Initial Class (New Discovery IC) -
      2.773 shares at $14.29 per share  (cost $37)                                             40


The accompanying notes are an integral part of these financial statements.

                                      FS-2

                                                   FIRST AMERITAS
                                                   --------------
                                           VARIABLE LIFE SEPARATE ACCOUNT
                                           ------------------------------
                                              STATEMENTS OF NET ASSETS
                                              ------------------------
                                                 DECEMBER 31, 2011
                                                 -----------------

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

  The Universal Institutional Funds, Inc. (Van Kampen):
  -----------------------------------------------------
    UIF Emerging Markets Equity Portfolio, Class I (Emerging Markets)  -
      4.807 shares at $12.53 per share  (cost $53)                                  $          60
    UIF U.S. Real Estate Portfolio, Class I (U.S. Real Estate) -
      5.173 shares at $13.57 per share  (cost $72)                                             70
  Third Avenue Variable Series Trust (Third Avenue):
  --------------------------------------------------
    Third Avenue Value Portfolio (Value)  -
      317.938 shares at $11.42 per share  (cost $5,869)                                     3,631

                                                                                    --------------
  NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS                                    $      80,708
                                                                                    ==============

The accompanying notes are an integral part of these financial statements.

                                      FS-3

                                                   FIRST AMERITAS
                                                   --------------
                                           VARIABLE LIFE SEPARATE ACCOUNT
                                           ------------------------------
                                         FOR THE PERIODS ENDED DECEMBER 31
                                         ---------------------------------

                                                                                                 Alger
                                                                                    ------------------------------

                                                                                       Balanced
                                                                                    --------------

STATEMENTS OF OPERATIONS                                                                 2011
------------------------                                                            --------------
Investment income:
 Dividend distributions received                                                    $           2
 Mortality and expense risk charge                                                           ----
                                                                                    --------------
Net investment income(loss)                                                                     2
                                                                                    --------------

Realized gain(loss) on investments:
 Net realized gain distributions                                                             ----
 Net realized gain(loss) on sale of fund shares                                                (2)
                                                                                    --------------
Net realized gain(loss)                                                                        (2)
                                                                                    --------------

Change in unrealized appreciation/depreciation                                               ----
                                                                                    --------------

Net increase(decrease) in net assets resulting
 from operations                                                                    $        ----
                                                                                    ==============


                                                                                               Balanced
                                                                                    ------------------------------

STATEMENTS OF CHANGES IN NET ASSETS                                                      2011            2010
-----------------------------------                                                 --------------  --------------
Increase(decrease) in net assets from operations:
 Net investment income(loss)                                                        $           2   $           3
 Net realized gain(loss)                                                                       (2)             (5)
 Net change in unrealized appreciation/depreciation                                          ----              12
                                                                                    --------------  --------------
Net increase(decrease) in net assets resulting
 from operations                                                                             ----              10
                                                                                    --------------  --------------

Net increase(decrease) from policyowner transactions:
 Payments received from policyowners                                                         ----            ----
 Subaccounts transfers (including fixed account), net                                        ----            ----
 Transfers for policyowner benefits and terminations                                         ----            ----
 Policyowner maintenance charges                                                              (47)            (46)
                                                                                    --------------  --------------
Net increase(decrease) from policyowner transactions                                          (47)            (46)
                                                                                    --------------  --------------

Total increase(decrease) in net assets                                                        (47)            (36)
Net assets at beginning of period                                                              89             125
                                                                                    --------------  --------------
Net assets at end of period                                                         $          42   $          89
                                                                                    ==============  ==============

The accompanying notes are an integral part of these financial statements.

                                                       Calvert
--------------------------------------------------------------------------------------------------------------------

   Core Strat.                            Money Market                              Small Cap
----------------                        ----------------                        ----------------

      2011                                    2011                                    2011
----------------                        ----------------                        ----------------
$            63                         $             3                         $          ----
            (94)                                   (170)                                   ----
----------------                        ----------------                        ----------------
            (31)                                   (167)                                   ----
----------------                        ----------------                        ----------------


           ----                                    ----                                    ----
            111                                    ----                                      13
----------------                        ----------------                        ----------------
            111                                    ----                                      13
----------------                        ----------------                        ----------------

         (1,936)                                   ----                                     (13)
----------------                        ----------------                        ----------------


$        (1,856)                        $          (167)                        $          ----
================                        ================                        ================


             Core Strat.                            Money Market                              Small Cap
------------------------------------    ------------------------------------    ------------------------------------

      2011                2010                2011                2010                2011               2010
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

$           (31)    $           (34)    $          (167)    $          (128)    $          ----     $          ----
            111                  74                ----                ----                  13                   8
         (1,936)              1,128                ----                ----                 (13)                 14
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

         (1,856)              1,168                (167)               (128)               ----                  22
----------------    ----------------    ----------------    ----------------    ----------------    ----------------


          1,616               1,616               3,301               4,498                ----                ----
           (361)               (384)              3,190               1,958                ----                ----
           ----                ----                ----                ----                ----                ----
           (728)               (723)             (2,751)             (2,599)                (30)                (25)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
            527                 509               3,740               3,857                 (30)                (25)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

         (1,329)              1,677               3,573               3,729                 (30)                 (3)
         12,958              11,281              20,783              17,054                  72                  75
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
$        11,629     $        12,958     $        24,356     $        20,783     $            42     $            72
================    ================    ================    ================    ================    ================

                                                   FIRST AMERITAS
                                                   --------------
                                           VARIABLE LIFE SEPARATE ACCOUNT
                                           ------------------------------
                                         FOR THE PERIODS ENDED DECEMBER 31
                                         ---------------------------------

                                                                                                Calvert
                                                                                    ------------------------------

                                                                                       Balanced
                                                                                    --------------

STATEMENTS OF OPERATIONS                                                                 2011
------------------------                                                            --------------
Investment income:
 Dividend distributions received                                                    $        ----
 Mortality and expense risk charge                                                           ----
                                                                                    --------------
Net investment income(loss)                                                                  ----
                                                                                    --------------

Realized gain(loss) on investments:
 Net realized gain distributions                                                             ----
 Net realized gain(loss) on sale of fund shares                                              ----
                                                                                    --------------
Net realized gain(loss)                                                                      ----
                                                                                    --------------

Change in unrealized appreciation/depreciation                                               ----
                                                                                    --------------

Net increase(decrease) in net assets resulting
 from operations                                                                    $        ----
                                                                                    ==============


                                                                                              Balanced
                                                                                    ------------------------------

STATEMENTS OF CHANGES IN NET ASSETS                                                      2011            2010
-----------------------------------                                                 --------------  --------------
Increase(decrease) in net assets from operations:
 Net investment income(loss)                                                        $        ----   $        ----
 Net realized gain(loss)                                                                     ----            ----
 Net change in unrealized appreciation/depreciation                                          ----            ----
                                                                                    --------------  --------------
Net increase(decrease) in net assets resulting
 from operations                                                                             ----            ----
                                                                                    --------------  --------------

Net increase(decrease) from policyowner transactions:
 Payments received from policyowners                                                         ----            ----
 Subaccounts transfers (including fixed account), net                                        ----            ----
 Transfers for policyowner benefits and terminations                                         ----            ----
 Policyowner maintenance charges                                                             ----            ----
                                                                                    --------------  --------------
Net increase(decrease) from policyowner transactions                                         ----            ----
                                                                                    --------------  --------------

Total increase(decrease) in net assets                                                       ----            ----
Net assets at beginning of period                                                            ----            ----
                                                                                    --------------  --------------
Net assets at end of period                                                          $       ----   $        ----
                                                                                    ==============  ==============

The accompanying notes are an integral part of these financial statements.

             Calvert                                                     Summit
------------------------------------    ----------------------------------------------------------------------------
                                                                                      S&P
     Mid Cap                                S&P 500                                  MidCap
----------------                        ----------------                        ----------------

      2011                                    2011                                    2011
----------------                        ----------------                        ----------------

$          ----                         $             2                         $           128
           ----                                      (1)                                   (132)
----------------                        ----------------                        ----------------
           ----                                       1                                      (4)
----------------                        ----------------                        ----------------


              3                                       4                                    ----
             21                                      18                                     271
----------------                        ----------------                        ----------------
             24                                      22                                     271
----------------                        ----------------                        ----------------

            (21)                                    (21)                                   (707)
----------------                        ----------------                        ----------------


$             3                         $             2                         $          (440)
================                        ================                        ================


              Mid Cap                                 S&P 500                                S&P MidCap
------------------------------------    ------------------------------------    ------------------------------------

      2011                2010                2011                2010                2011               2010
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

$          ----     $          ----     $             1     $             2     $            (4)    $            53
             24                  10                  22                  24                 271                 (43)
            (21)                 19                 (21)               ----                (707)              1,754
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

              3                  29                   2                  26                (440)              1,764
----------------    ----------------    ----------------    ----------------    ----------------    ----------------


           ----                ----                ----                ----               1,614                 321
           ----                ----                  (4)                 (8)             (1,549)             17,376
           ----                ----                ----                ----                ----                ----
            (57)                (47)                (65)                (83)               (770)               (508)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
            (57)                (47)                (69)                (91)               (705)             17,189
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

            (54)                (18)                (67)                (65)             (1,145)             18,953
            102                 120                 185                 250              18,953                ----
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
$            48     $           102     $           118     $           185     $        17,808     $        18,953
================    ================    ================    ================    ================    ================

                                                   FIRST AMERITAS
                                                   --------------
                                           VARIABLE LIFE SEPARATE ACCOUNT
                                           ------------------------------
                                         FOR THE PERIODS ENDED DECEMBER 31
                                         ---------------------------------

                                                                                               Fidelity
                                                                                    ------------------------------
                                                                                     Equity-Income
                                                                                          SC2
                                                                                    --------------

STATEMENTS OF OPERATIONS                                                                 2011
------------------------                                                            --------------
Investment income:
 Dividend distributions received                                                    $         335
 Mortality and expense risk charge                                                           (101)
                                                                                    --------------
Net investment income(loss)                                                                   234
                                                                                    --------------

Realized gain(loss) on investments:
 Net realized gain distributions                                                             ----
 Net realized gain(loss) on sale of fund shares                                               (44)
                                                                                    --------------
Net realized gain(loss)                                                                       (44)
                                                                                    --------------

Change in unrealized appreciation/depreciation                                               (182)
                                                                                    --------------

Net increase(decrease) in net assets resulting
 from operations                                                                    $           8
                                                                                    ==============


                                                                                          Equity-Income SC2
                                                                                    ------------------------------

STATEMENTS OF CHANGES IN NET ASSETS                                                      2011            2010
-----------------------------------                                                 --------------  --------------
Increase(decrease) in net assets from operations:
 Net investment income(loss)                                                        $         234   $         120
 Net realized gain(loss)                                                                      (44)           (234)
 Net change in unrealized appreciation/depreciation                                          (182)          1,826
                                                                                    --------------  --------------
Net increase(decrease) in net assets resulting
 from operations                                                                                8           1,712
                                                                                    --------------  --------------

Net increase(decrease) from policyowner transactions:
 Payments received from policyowners                                                        1,510           1,454
 Subaccounts transfers (including fixed account), net                                        (661)           (393)
 Transfers for policyowner benefits and terminations                                         ----            ----
 Policyowner maintenance charges                                                             (644)           (615)
                                                                                    --------------  --------------
Net increase(decrease) from policyowner transactions                                          205             446
                                                                                    --------------  --------------

Total increase(decrease) in net assets                                                        213           2,158
Net assets at beginning of period                                                          13,870          11,712
                                                                                    --------------  --------------
Net assets at end of period                                                         $      14,083   $      13,870
                                                                                    ==============  ==============

The accompanying notes are an integral part of these financial statements.

                                                      Fidelity
--------------------------------------------------------------------------------------------------------------------
                                          High Income                               Overseas
   Growth SC2                                 SC2                                     SC2
----------------                        ----------------                        ----------------

      2011                                    2011                                    2011
----------------                        ----------------                        ----------------

$          ----                         $             7                         $            44
             (1)                                     (1)                                    (25)
----------------                        ----------------                        ----------------
             (1)                                      6                                      19
----------------                        ----------------                        ----------------


              1                                    ----                                       7
              5                                      (4)                                    (39)
----------------                        ----------------                        ----------------
              6                                      (4)                                    (32)
----------------                        ----------------                        ----------------

             (7)                                      3                                    (648)
----------------                        ----------------                        ----------------


$            (2)                        $             5                         $          (661)
================                        ================                        ================


             Growth SC2                            High Income SC2                          Overseas SC2
------------------------------------    ------------------------------------    ------------------------------------

      2011                2010                2011                2010                2011               2010
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

$            (1)    $          ----     $             6     $            14     $            19     $            18
              6                ----                  (4)                 (6)                (32)                (75)
             (7)                 23                   3                  21                (648)                463
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

             (2)                 23                   5                  29                (661)                406
----------------    ----------------    ----------------    ----------------    ----------------    ----------------


             57                ----                ----                ----                 217                 238
            (10)                197                ----                ----                   4                 (63)
           ----                ----                ----                ----                ----                ----
            (43)                (32)               (111)               (104)               (157)               (159)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
              4                 165                (111)               (104)                 64                  16
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

              2                 188                (106)                (75)               (597)                422
            188                ----                 194                 269               3,777               3,355
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
$           190     $           188     $            88     $           194     $         3,180     $         3,777
================    ================    ================    ================    ================    ================

                                                   FIRST AMERITAS
                                                   --------------
                                           VARIABLE LIFE SEPARATE ACCOUNT
                                           ------------------------------
                                         FOR THE PERIODS ENDED DECEMBER 31
                                         ---------------------------------

                                                                                                Fidelity
                                                                                    ------------------------------
                                                                                      Inv. Bond
                                                                                          SC2
                                                                                    --------------

STATEMENTS OF OPERATIONS                                                                 2011
------------------------                                                            --------------
Investment income:
 Dividend distributions received                                                    $        ----
 Mortality and expense risk charge                                                           ----
                                                                                    --------------
Net investment income(loss)                                                                  ----
                                                                                    --------------

Realized gain(loss) on investments:
 Net realized gain distributions                                                             ----
 Net realized gain(loss) on sale of fund shares                                              ----
                                                                                    --------------
Net realized gain(loss)                                                                      ----
                                                                                    --------------

Change in unrealized appreciation/depreciation                                               ----
                                                                                    --------------

Net increase(decrease) in net assets resulting
 from operations                                                                    $        ----
                                                                                    ==============


                                                                                             Inv. Bond SC2
                                                                                    ------------------------------

STATEMENTS OF CHANGES IN NET ASSETS                                                      2011            2010
-----------------------------------                                                 --------------  --------------
Increase(decrease) in net assets from operations:
 Net investment income(loss)                                                        $        ----   $        ----
 Net realized gain(loss)                                                                     ----            ----
 Net change in unrealized appreciation/depreciation                                          ----            ----
                                                                                    --------------  --------------
Net increase(decrease) in net assets resulting
 from operations                                                                             ----            ----
                                                                                    --------------  --------------

Net increase(decrease) from policyowner transactions:
 Payments received from policyowners                                                         ----            ----
 Subaccounts transfers (including fixed account), net                                        ----            ----
 Transfers for policyowner benefits and terminations                                         ----            ----
 Policyowner maintenance charges                                                             ----            ----
                                                                                    --------------  --------------
Net increase(decrease) from policyowner transactions                                         ----            ----
                                                                                    --------------  --------------

Total increase(decrease) in net assets                                                       ----            ----
Net assets at beginning of period                                                            ----            ----
                                                                                    --------------  --------------
Net assets at end of period                                                         $        ----   $        ----
                                                                                    ==============  ==============

The accompanying notes are an integral part of these financial statements.

              Fidelity                                                      MFS
------------------------------------    ----------------------------------------------------------------------------
   Contrafund                                                                          New
       SC2                                Utilities IC                            Discovery IC
----------------                        ----------------                        ----------------

      2011                                    2011                                    2011
----------------                        ----------------                        ----------------

$            44                         $             4                         $          ----
            (37)                                     (1)                                   ----
----------------                        ----------------                        ----------------
              7                                       3                                    ----
----------------                        ----------------                        ----------------


           ----                                    ----                                       7
            (11)                                     35                                       7
----------------                        ----------------                        ----------------
            (11)                                     35                                      14
----------------                        ----------------                        ----------------

           (161)                                    (27)                                    (19)
----------------                        ----------------                        ----------------


$          (165)                        $            11                         $            (5)
================                        ================                        ================


           Contrafund SC2                           Utilities IC                          New Discovery IC
------------------------------------    ------------------------------------    ------------------------------------

      2011                2010                2011                2010                2011               2010
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

$             7     $            17     $             3     $             6     $          ----     $          ----
            (11)                (55)                 35                  22                  14                   3
           (161)                782                 (27)                 (6)                (19)                 19
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

           (165)                744                  11                  22                  (5)                 22
----------------    ----------------    ----------------    ----------------    ----------------    ----------------


            271                 291                ----                ----                ----                ----
              1                 (70)               ----                ----                ----                ----
           ----                ----                ----                ----                ----                ----
           (227)               (216)               (101)                (88)                (30)                (26)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
             45                   5                (101)                (88)                (30)                (26)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

           (120)                749                 (90)                (66)                (35)                 (4)
          5,356               4,607                 177                 243                  75                  79
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
$         5,236     $         5,356     $            87     $           177     $            40     $            75
================    ================    ================    ================    ================    ================

                                                   FIRST AMERITAS
                                                   --------------
                                           VARIABLE LIFE SEPARATE ACCOUNT
                                           ------------------------------
                                         FOR THE PERIODS ENDED DECEMBER 31
                                         ---------------------------------

                                                                                              Van Kampen
                                                                                    ------------------------------
                                                                                       Emerging
                                                                                       Markets
                                                                                    --------------

STATEMENTS OF OPERATIONS                                                                 2011
------------------------                                                            --------------
Investment income:
 Dividend distributions received                                                    $        ----
 Mortality and expense risk charge                                                           ----
                                                                                    --------------
Net investment income(loss)                                                                  ----
                                                                                    --------------

Realized gain(loss) on investments:
 Net realized gain distributions                                                             ----
 Net realized gain(loss) on sale of fund shares                                                10
                                                                                    --------------
Net realized gain(loss)                                                                        10
                                                                                    --------------

Change in unrealized appreciation/depreciation                                                (29)
                                                                                    --------------

Net increase(decrease) in net assets resulting
 from operations                                                                    $         (19)
                                                                                    ==============


                                                                                           Emerging Markets
                                                                                    ------------------------------

STATEMENTS OF CHANGES IN NET ASSETS                                                      2011            2010
-----------------------------------                                                 --------------  --------------
Increase(decrease) in net assets from operations:
 Net investment income(loss)                                                        $        ----   $           1
 Net realized gain(loss)                                                                       10               8
 Net change in unrealized appreciation/depreciation                                           (29)             12
                                                                                    --------------  --------------
Net increase(decrease) in net assets resulting
 from operations                                                                              (19)             21
                                                                                    --------------  --------------

Net increase(decrease) from policyowner transactions:
 Payments received from policyowners                                                         ----            ----
 Subaccounts transfers (including fixed account), net                                        ----            ----
 Transfers for policyowner benefits and terminations                                         ----            ----
 Policyowner maintenance charges                                                              (46)            (47)
                                                                                    --------------  --------------
Net increase(decrease) from policyowner transactions                                          (46)            (47)
                                                                                    --------------  --------------

Total increase(decrease) in net assets                                                        (65)            (26)
Net assets at beginning of period                                                             125             151
                                                                                    --------------  --------------
Net assets at end of period                                                         $          60   $         125
                                                                                    ==============  ==============

The accompanying notes are an integral part of these financial statements.

            Van Kampen                               Third Avenue
------------------------------------    ------------------------------------
    U.S. Real
     Estate                                   Value
----------------                        ----------------

      2011                                    2011
----------------                        ----------------

$             1                         $            73
           ----                                     (29)
----------------                        ----------------
              1                                      44
----------------                        ----------------


           ----                                    ----
             (3)                                    (49)
----------------                        ----------------
             (3)                                    (49)
----------------                        ----------------

              9                                    (956)
----------------                        ----------------


$             7                         $          (961)
================                        ================


          U.S. Real Estate                             Value
------------------------------------    ------------------------------------

      2011                2010                2011                2010
----------------    ----------------    ----------------    ----------------

$             1     $             3     $            44     $           124
             (3)                (15)                (49)                (55)
              9                  53                (956)                452
----------------    ----------------    ----------------    ----------------

              7                  41                (961)                521
----------------    ----------------    ----------------    ----------------


           ----                ----                 214                 214
           ----                ----                ----                ----
           ----                ----                ----                ----
            (80)                (70)               (100)               (100)
----------------    ----------------    ----------------    ----------------
            (80)                (70)                114                 114
----------------    ----------------    ----------------    ----------------

            (73)                (29)               (847)                635
            143                 172               4,478               3,843
----------------    ----------------    ----------------    ----------------
$            70     $           143     $         3,631     $         4,478
================    ================    ================    ================

                                 FIRST AMERITAS
                                 --------------
                         VARIABLE LIFE SEPARATE ACCOUNT
                         ------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
                FOR THE PERIODS ENDED DECEMBER 31, 2011 AND 2010
                ------------------------------------------------

1.   ORGANIZATION
-----------------

     The First Ameritas Variable Life Separate Account (the "Account") began operations during 2001 as a separate investment account within Ameritas Life Insurance Corp. of New York (the "Company"), a wholly owned subsidiary of Ameritas Life Insurance Corp. (an indirect wholly owned subsidiary of UNIFI Mutual Holding Company). Effective October 1, 2011, First Ameritas Life Insurance Corp. of New York was changed to Ameritas Life Insurance Corp. of New York. The assets of the Account are held by the Company and are segregated from all of the Company's other assets and are used only to support the variable life product issued by the Company.

     Management believes these financial statements should be read in conjunction with the policyowner statements and policy and fund prospectuses.

     The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is made up of variable investment options called subaccounts for which accumulation units are separately maintained. Each subaccount corresponds to a single underlying non-publicly traded portfolio issued through a fund series. At December 31, 2011, there are nineteen subaccounts available within the Account listed as follows:

     Fred Alger Management, Inc. (Advisor)        Fidelity Management & Research Company
       Alger (Fund Series short cite)               Fidelity
        *Balanced (Subaccount short cite)            *Equity-Income SC2
                                                     *Growth SC2
     Calvert Investment Management, Inc.             *High Income SC2
      (formerly Calvert Asset Management             *Overseas SC2
       Company, Inc.) (See Note 3)                   *Inv. Bond SC2
       Calvert                                       *Contrafund SC2
        *Core Strat.
        *Money Market                             Massachusetts Financial Services Company
        *Small Cap                                  MFS
        *Balanced                                    *Utilities IC
        *Mid Cap                                     *New Discovery IC

       Summit                                     Morgan Stanley Investment Management Inc.
        *S&P 500                                    Van Kampen
         (Commenced December 12, 2008)               *Emerging Markets
        *S&P MidCap(1)                               *U.S. Real Estate
         (Commenced April 30, 2010)
                                                  Third Avenue Management LLC
                                                    Third Avenue
                                                     *Value

Note: The above chart references the fund series and subaccount short cites from the Statement of Net Assets.
      (1) Subaccount name remained the same except Class I was added.

2.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------

     BASIS OF ACCOUNTING
     The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

2.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES,
--------------------------------------------------------------------------
continued
---------

     USE OF ESTIMATES
     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     INVESTMENTS
     The assets of the subaccounts are carried at the net asset value of the underlying portfolios, adjusted for the accrual of dividends. The value of the policyowners' units corresponds to the investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

     Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date. Realized gains and losses on the sales of investments represent the difference between the proceeds from sales of investments by the subaccounts and the cost of such shares, which is determined on a weighted average cost basis.

     FAIR VALUE MEASUREMENTS
     The accounting guidance on fair value measurements establishes a framework for measuring fair value and expands disclosures about fair value measurements. It also defines fair value as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. The fair value measurement guidance applies to all assets and liabilities that are measured and reported on a fair value basis and enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. Each asset and liability carried at fair value is classified into one of the following categories:

        - Level 1 - Quoted market prices in active markets for identical assets or liabilities.
        - Level 2 - Observable market based inputs or unobservable inputs that are corroborated by market data.
        - Level 3 - Unobservable inputs that are not corroborated by market data.

     Each subaccount invests in shares of open-ended mutual funds, which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, shares of open end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the fund companies at the close of each business day. On that basis, the fair value measurements of all shares held by the Account are reported as Level 1 assets.

     FEDERAL AND STATE INCOME TAXES
     The operations of the Account form a part of and are taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Account. Investment income and realized capital gains and losses on assets of the Account are automatically applied to increase or decrease reserves under the contract. Accordingly, no provision for federal income taxes or unrecognized tax benefits are reflected in these financial statements.

     SUBSEQUENT EVENT
     Effective March 1, 2012, the Company's Board of Directors approved a change in the Account's name from First Ameritas Variable Life Separate Account to Ameritas Life of NY Separate Account VUL.

3.   RELATED PARTIES
--------------------

     Affiliates of the Company provided management, administrative and investment advisory services for the Calvert and Summit subaccounts for a fee. These fees are reflected in the daily value of the underlying portfolio share price. The fee is computed separately for each underlying portfolio on daily average net assets, at an annual rate, as of December 31, 2011 and 2010, as follows:

                                                                         Management/
                                                    Investment         Administrative
                                                   Advisory Fee             Fee
     Calvert:                                     ---------------      --------------
      Core Strat.                                     0.00750               0.00050
      Money Market                                    0.00200               0.00050
      Small Cap                                       0.00850               0.00050
      Balanced                                        0.00425               0.00275
      Mid Cap                                         0.00650               0.00250
     Summit:
      S&P 500                                         0.00250               0.00100
      S&P MidCap                                      0.00300               0.00100


4.   PURCHASES AND SALES OF INVESTMENTS
---------------------------------------

     The cost of purchases and proceeds from sales of investments in the subaccounts for the periods ended December 31, 2011 were as follows:

                                                     Purchases              Sales
     Alger:                                       ---------------      --------------
      Balanced                                    $            2       $          47

     Calvert:
      Core Strat.                                          1,746               1,250
      Money Market                                         5,447               1,874
      Small Cap                                             ----                  29
      Balanced                                              ----                ----
      Mid Cap                                                  2                  57

     Summit:
      S&P 500                                                  5                  70
      S&P MidCap                                           1,742               2,451

     Fidelity:
      Equity-Income SC2                                    1,845               1,406
      Growth SC2                                              44                  40
      High Income SC2                                          6                 111
      Overseas SC2                                           265                 176
      Inv. Bond SC2                                         ----                ----
      Contrafund SC2                                         312                 260

                                      FS-16

4.   PURCHASES AND SALES OF INVESTMENTS, continued
--------------------------------------------------

                                                     Purchases              Sales
     MFS:                                         ---------------      --------------
      Utilities IC                                $            4                 101
      New Discovery IC                                         7                  30

     Van Kampen:
      Emerging Markets                                      ----                  46
      U.S. Real Estate                                      ----                  79

     Third Avenue:
      Value                                                  287                 128

5.   FINANCIAL HIGHLIGHTS
-------------------------

     The unit value, units, net assets, investment income ratio (Inv. Income Ratio), expense ratio and total return (certain of which are defined below) are included in the following table (amounts have been rounded).

     Inv. Income Ratio - The Inv. Income Ratio represents the dividend distributions received divided by average daily net assets. This ratio excludes the mortality and expense risk charge and is affected by the timing of the declaration of dividends by the underlying fund portfolio.

     Expense Ratio - The Expense Ratio represents the annualized contract expenses of the subaccounts for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges. During the year ended December 31, 2011, this fee was .70 percent (annualized) of net assets. Expenses of the underlying fund portfolios and charges made directly to policyowner accounts through the redemption of units are excluded. For this separate account, charges made through the redemption of units were $5 per policy monthly. On all life insurance policies, cost of insurance is charged to each policyowner monthly through the redemption of units. The cost of insurance is determined based upon several variables, including policyowners death benefit amount and account value.

     Total Return - The Total Return represents the change in the unit value reported year-to-date, however, subaccounts which commenced during a year, as shown in Note 1, are based on shorter return periods. These percentages do not include any expenses assessed through the redemption of units.

Total returns and expense ratios in this disclosure may not be applicable to all policies.

                                    At December 31                          For the Periods Ended December 31
                    ----------------------------------------------- ------------------------------------------------
                                                                       Inv.
                          Unit                          Net Assets    Income        Expense            Total
                        Value ($)           Units           ($)       Ratio %        Ratio %          Return %
                    ----------------- ---------------- ------------ ----------- ---------------- -------------------
Alger:
Balanced
--------
2011                      16.88                     2           42     2.94            0.70             (0.10)
2010                      16.90                     5           89     2.81            0.70             10.08
2009                      15.35                     8          125     3.10            0.70             29.02
2008                      11.90                    11          135     2.55            0.70            (31.95)
2007                      17.49                    14          247     2.36            0.70             11.63

                                      FS-17

5.  FINANCIAL HIGHLIGHTS, continued
-----------------------------------

                                    At December 31                          For the Periods Ended December 31
                    ----------------------------------------------- ------------------------------------------------
                                                                       Inv.
                          Unit                          Net Assets    Income        Expense            Total
                        Value ($)           Units           ($)       Ratio %        Ratio %          Return %
                    ----------------- ---------------- ------------ ----------- ---------------- -------------------
Calvert:
Core Strat.
-----------
2011                      18.13                   642       11,629     0.47            0.70            (13.43)
2010                      20.94                   619       12,958     0.42            0.70              9.80
2009                      19.07                   592       11,281     1.33            0.70             42.45
2008                      13.39                   507        6,786     0.86            0.70            (40.83)
2007                      22.62                   412        9,330     0.63            0.70              6.21

Money Market
------------
2011                       1.15                21,217       24,356     0.01            0.70             (0.68)
2010                       1.16                17,982       20,783     0.09            0.70             (0.60)
2009                       1.16                14,666       17,054     0.86            0.70              0.18
2008                       1.16                15,440       17,921     3.00            0.70              2.29
2007                       1.13                19,505       22,135     4.96            0.70              4.31

Small Cap
---------
2011                      40.99                     1           42     ----            0.70             (2.24)
2010                      41.93                     2           72     ----            0.70             37.53
2009                      30.49                     2           75     ----            0.70             34.82
2008                      22.61                     3           75     ----            0.70            (37.07)
2007                      35.94                     4          144     ----            0.70             11.22

Balanced
--------
2011                       ----                  ----         ----     ----            ----              ----
2010                       ----                  ----         ----     ----            ----              ----
2009                       ----                  ----         ----     ----            ----              ----
2008                       ----                  ----         ----     ----            ----              ----
2007                       ----                  ----         ----     ----            ----              ----

Mid Cap
-------
2011                      33.16                     1           48     ----            0.70              2.05
2010                      32.49                     3          102     ----            0.70             31.19
2009                      24.76                     5          120     ----            0.70             31.97
2008                      18.76                     7          128     ----            0.70            (37.32)
2007                      29.94                     8          252     ----            0.70              9.31

Summit:
S&P 500
-------
2011                      85.97                     1          118     1.29            0.70              1.39
2010                      84.79                     2          185     1.41            0.70             14.30
2009                      74.18                     3          250     1.47            0.70             24.96
2008                      59.37                     5          322     1.54            0.70              2.73
2007                       ----                  ----         ----     ----            ----              ----

                                      FS-18

5.  FINANCIAL HIGHLIGHTS, continued
-----------------------------------

                                    At December 31                          For the Periods Ended December 31
                    ----------------------------------------------- ------------------------------------------------
                                                                       Inv.
                          Unit                          Net Assets    Income        Expense            Total
                        Value ($)           Units           ($)       Ratio %        Ratio %          Return %
                    ----------------- ---------------- ------------ ----------- ---------------- -------------------
Summit, continued:
S&P MidCap
---------
2011                      66.54                   268       17,808     0.68            0.70             (2.91)
2010                      68.54                   277       18,953     0.78            0.70             10.46
2009                       ----                  ----         ----     ----            ----              ----
2008                       ----                  ----         ----     ----            ----              ----
2007                       ----                  ----         ----     ----            ----              ----

Fidelity:
Equity-Income SC2
-----------------
2011                      27.83                   506       14,083     2.31            0.70             (0.04)
2010                      27.84                   498       13,870     1.66            0.70             14.11
2009                      24.39                   480       11,712     2.17            0.70             28.98
2008                      18.91                   374        7,069     2.42            0.70            (43.21)
2007                      33.30                   303       10,101     1.62            0.70              0.56

Growth SC2
----------
2011                      36.63                     5          190     ----            0.70             (0.23)
2010                      36.72                     5          188     ----            0.70             14.14
2009                       ----                  ----         ----     ----            ----              ----
2008                       ----                  ----         ----     ----            ----              ----
2007                       ----                  ----         ----     ----            ----              ----

High Income SC2
---------------
2011                      11.22                     8           88     4.74            0.70              3.32
2010                      10.86                    18          194     6.40            0.70             13.29
2009                       9.58                    28          269     7.23            0.70             41.95
2008                       6.75                    40          267     8.24            0.70            (25.81)
2007                       9.10                    46          422     3.35            0.70              1.74

Overseas SC2
------------
2011                      18.03                   176        3,180     1.21            0.70            (17.91)
2010                      21.97                   172        3,777     1.24            0.70             12.03
2009                      19.61                   171        3,355     2.08            0.70             25.35
2008                      15.64                   163        2,549     2.60            0.70            (44.35)
2007                      28.11                   153        4,314     2.95            0.70             16.24

Inv. Bond SC2
-------------
2011                       ----                  ----         ----     ----            ----              ----
2010                       ----                  ----         ----     ----            ----              ----
2009                       ----                  ----         ----     ----            ----              ----
2008                       ----                  ----         ----     ----            ----              ----
2007                      12.54                  ----         ----     3.89            0.70              1.72

                                      FS-19

5.  FINANCIAL HIGHLIGHTS, continued
-----------------------------------

                                    At December 31                          For the Periods Ended December 31
                    ----------------------------------------------- ------------------------------------------------
                                                                       Inv.
                          Unit                          Net Assets    Income        Expense            Total
                        Value ($)           Units           ($)       Ratio %        Ratio %          Return %
                    ----------------- ---------------- ------------ ----------- ---------------- -------------------
Fidelity, continued:
Contrafund SC2
--------------
2011                      33.38                   157        5,236     0.82            0.70             (3.45)
2010                      34.58                   155        5,356     1.06            0.70             16.11
2009                      29.78                   155        4,607     1.24            0.70             34.53
2008                      22.14                   149        3,292     0.85            0.70            (43.09)
2007                      38.90                   139        5,417     0.79            0.70             16.49

MFS:
Utilities IC
------------
2011                      40.77                     2           87     2.86            0.70              6.35
2010                      38.34                     5          177     3.44            0.70             13.52
2009                      33.77                     7          243     5.39            0.70             32.88
2008                      25.41                    10          256     1.50            0.70            (38.13)
2007                      41.08                    13          514     1.06            0.70             26.96

New Discovery IC
----------------
2011                      21.21                     2           40     ----            0.70            (10.40)
2010                      23.67                     3           75     ----            0.70             36.24
2009                      17.37                     5           79     ----            0.70             63.14
2008                      10.65                     6           65     ----            0.70            (39.37)
2007                      17.57                     7          130     ----            0.70              2.18

Van Kampen:
Emerging Markets
----------------
2011                      19.80                     3           60     ----            0.70            (18.50)
2010                      24.29                     5          125     0.76            0.70             18.65
2009                      20.47                     7          151     ----            0.70             69.40
2008                      12.09                    10          120     ----            0.70            (56.89)
2007                      28.04                    12          338     0.33            0.70             39.04

U.S. Real Estate
----------------
2011                      31.17                     2           70     0.89            0.70              5.58
2010                      29.52                     5          143     2.49            0.70             29.54
2009                      22.79                     8          172     3.21            0.70             27.98
2008                      17.81                    11          188     3.45            0.70            (38.36)
2007                      28.89                    13          377     1.23            0.70            (17.66)

Third Avenue:
Value
-----
2011                      22.37                   162        3,631     1.75            0.70            (21.85)
2010                      28.63                   156        4,478     3.89            0.70             13.27
2009                      25.27                   152        3,843     ----            0.70             44.36
2008                      17.51                   143        2,505     0.89            0.70            (44.05)
2007                      31.29                   129        4,050     2.32            0.70             (5.48)

6.   CHANGES IN UNITS OUTSTANDING
---------------------------------

The changes in units outstanding for the periods ended December 31 were as follows:
                                                 2011                 2010
                                           ----------------     ----------------
     Alger:
     Balanced
     --------
     Units issued                                     ----                 ----
     Units redeemed                                     (3)                  (3)
                                           ----------------     ----------------
     Net increase(decrease)                             (3)                  (3)
                                           ================     ================

     Calvert:
     Core Strat.
     -----------
     Units issued                                    1,394                1,327
     Units redeemed                                 (1,371)              (1,300)
                                           ----------------     ----------------
     Net increase(decrease)                             23                   27
                                           ================     ================

     Money Market
     ------------
     Units issued                                   38,872               33,814
     Units redeemed                                (35,637)             (30,498)
                                           ----------------     ----------------
     Net increase(decrease)                          3,235                3,316
                                           ================     ================

     Small Cap
     ---------
     Units issued                                     ----                    1
     Units redeemed                                     (1)                  (1)
                                           ----------------     ----------------
     Net increase(decrease)                             (1)                ----
                                           ================     ================

     Balanced
     --------
     Units issued                                     ----                 ----
     Units redeemed                                   ----                 ----
                                           ----------------     ----------------
     Net increase(decrease)                           ----                 ----
                                           ================     ================

     Mid Cap
     -------
     Units issued                                     ----                 ----
     Units redeemed                                     (2)                  (2)
                                           ----------------     ----------------
     Net increase(decrease)                             (2)                  (2)
                                           ================     ================

     Summit:
     S&P 500
     -------
     Units issued                                     ----                 ----
     Units redeemed                                     (1)                  (1)
                                           ----------------     ----------------
     Net increase(decrease)                             (1)                  (1)
                                           ================     ================

     S&P MidCap
     ----------
     Units issued                                      340                  453
     Units redeemed                                   (349)                (176)
                                           ----------------     ----------------
     Net increase(decrease)                             (9)                 277
                                           ================     ================

--------------------------------------------

                                                 2011                 2010
                                           ----------------     ----------------
     Fidelity:
     Equity-Income SC2
     -----------------
     Units issued                                      852                  832
     Units redeemed                                   (844)                (814)
                                           ----------------     ----------------
     Net increase(decrease)                              8                   18
                                           ================     ================

     Growth SC2
     ----------
     Units issued                                        8                    6
     Units redeemed                                     (8)                  (1)
                                           ----------------     ----------------
     Net increase(decrease)                           ----                    5
                                           ================     ================

     High Income SC2
     ---------------
     Units issued                                     ----                 ----
     Units redeemed                                    (10)                 (10)
                                           ----------------     ----------------
     Net increase(decrease)                            (10)                 (10)
                                           ================     ================

     Overseas SC2
     ------------
     Units issued                                       22                   32
     Units redeemed                                    (18)                 (31)
                                           ----------------     ----------------
     Net increase(decrease)                              4                    1
                                           ================     ================

     Inv. Bond SC2
     -------------
     Units issued                                     ----                 ----
     Units redeemed                                   ----                 ----
                                           ----------------     ----------------
     Net increase(decrease)                           ----                 ----
                                           ================     ================

     Contrafund SC2
     --------------
     Units issued                                       15                   22
     Units redeemed                                    (13)                 (22)
                                           ----------------     ----------------
     Net increase(decrease)                              2                 ----
                                           ================     ================

     MFS:
     Utilities IC
     ------------
     Units issued                                     ----                    1
     Units redeemed                                     (3)                  (3)
                                           ----------------     ----------------
     Net increase(decrease)                             (3)                  (2)
                                           ================     ================

     New Discovery IC
     ----------------
     Units issued                                     ----                 ----
     Units redeemed                                     (1)                  (2)
                                           ----------------     ----------------
     Net increase(decrease)                             (1)                  (2)
                                           ================     ================

     Van Kampen:
     Emerging Markets
     ----------------
     Units issued                                     ----                 ----
     Units redeemed                                     (2)                  (2)
                                           ----------------     ----------------
     Net increase(decrease)                             (2)                  (2)
                                           ================     ================

--------------------------------------------

                                                 2011                 2010
                                           ----------------     ----------------
     Van Kampen, continued:
     U.S. Real Estate
     ----------------
     Units issued                                     ----                 ----
     Units redeemed                                     (3)                  (3)
                                           ----------------     ----------------
     Net increase(decrease)                             (3)                  (3)
                                           ================     ================

     Third Avenue:
     Value
     -----
     Units issued                                       10                    8
     Units redeemed                                     (4)                  (4)
                                           ----------------     ----------------
     Net increase(decrease)                              6                    4
                                           ================     ================

                          Independent Auditors' Report

To the Board of Directors
Ameritas Life Insurance Corp. of New York
Lincoln, Nebraska

We have audited the accompanying balance sheets - statutory basis of Ameritas Life Insurance Corp. of New York (the Company), a wholly owned subsidiary of Ameritas Life Insurance Corp., which is an indirect wholly owned subsidiary of UNIFI Mutual Holding Company, as of December 31, 2011 and 2010, and the related summary of operations and changes in capital and surplus - statutory basis and statements of cash flows - statutory basis for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services and such practices differ from accounting principles generally accepted in the United States of America. The effects on such financial statements of the differences between the statutory basis of accounting and accounting principles generally accepted in the United States of America are also described in Note 19.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Ameritas Life Insurance Corp. of New York as of December 31, 2011 and 2010, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2011.

However, in our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the balance sheets - statutory basis of Ameritas Life Insurance Corp. of New York as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, on the basis of accounting described in Note 1.

/s/ Deloitte & Touche LLP

Omaha, Nebraska
March 29, 2012

                                             AMERITAS LIFE INSURANCE CORP. OF NEW YORK
                                                 Balance Sheets - Statutory Basis
                                                                                           December 31
                                                                                ---------------------------------
                ADMITTED ASSETS                                                       2011             2010
                                                                                ---------------- ----------------
Bonds                                                                           $    77,788,770  $    50,274,262
Mortgage loans                                                                        4,646,984        1,197,289
Cash, cash equivalents, and short-term investments                                    8,343,463       15,399,632
Loans on insurance contracts                                                          1,446,596          474,036
                                                                                ---------------- ----------------
    Total Cash and Invested Assets                                                   92,225,813       67,345,219

Investment income due and accrued                                                       837,239          577,237
Deferred and uncollected premiums                                                     2,100,474        2,222,520
Federal income taxes recoverable - affiliates                                                 -          293,950
Net deferred tax asset                                                                        -           85,385
Other admitted assets                                                                   826,593          195,968
Separate account assets                                                               8,653,228          303,823
                                                                                ---------------- ----------------
    Total Admitted Assets                                                       $   104,643,347  $    71,024,102
                                                                                ================ ================

    LIABILITIES AND CAPITAL AND SURPLUS
Reserves for life, accident and health policies                                 $    52,968,145  $    18,317,469
Deposit-type funds                                                                           77               21
Reserves for unpaid claims                                                            1,273,352        1,262,504
Dividends payable to policyholders                                                      173,000          213,000
Accrued commissions, expenses and insurance taxes                                       627,218          388,549
Asset valuation reserve                                                                 257,037          158,050
Other liabilities                                                                     4,096,494        3,503,191
Separate account liabilities                                                          8,653,228          303,823
                                                                                ---------------- ----------------
    Total Liabilities                                                                68,048,551       24,146,607
                                                                                ================ ================

Common stock, par value $1,000 per share;
  2,000 shares authorized, issued and outstanding                                     2,000,000        2,000,000
Additional paid-in capital                                                           37,358,780       36,800,000
Unassigned surplus                                                                   (2,763,984)       8,077,495
                                                                                ---------------- ----------------
    Total Capital and Surplus                                                        36,594,796       46,877,495
                                                                                ---------------- ----------------
    Total Liabilities and Capital and Surplus                                   $   104,643,347  $    71,024,102
                                                                                ================ ================

             The accompanying notes are an integral part of the statutory basis financial statements.

                                       2

                                             AMERITAS LIFE INSURANCE CORP. OF NEW YORK
                             Summary of Operations and Changes in Capital and Surplus - Statutory Basis


                                                                                             Years Ended December 31
                                                                                --------------------------------------------------
                                                                                      2011             2010             2009
                                                                                ---------------- ---------------- ----------------
Premiums and Other Revenue
  Premium income                                                                $    71,562,075  $    29,931,401  $    30,192,746
  Net investment income                                                               2,988,739        1,892,671        1,651,689
  Commissions and expense allowances on reinsurance ceded                               323,381           59,253           83,445
  Miscellaneous income                                                                  120,300           22,431           16,749
                                                                                ---------------- ---------------- ----------------
    Total Premiums and Other Revenue                                                 74,994,495       31,905,756       31,944,629
                                                                                ---------------- ---------------- ----------------

Expenses
  Benefits to policyholders                                                          20,318,208       19,103,209       18,514,933
  Change in reserves for life, accident and health contracts                         34,615,730        3,454,198        2,725,896
  Commissions                                                                         5,044,566        2,099,987        2,949,542
  General insurance expenses                                                         14,819,213        8,254,720        7,164,271
  Taxes, licenses and fees                                                            1,338,979          893,314          895,744
  Net transfers to (from) separate accounts                                           8,702,714           (3,110)         (39,112)
                                                                                ---------------- ---------------- ----------------
    Total Expenses                                                                   84,839,410       33,802,318       32,211,274
                                                                                ---------------- ---------------- ----------------

    Loss from Operations before Dividends, Federal Income Tax                        (9,844,915)      (1,896,562)        (266,645)
    Benefit and Net Realized Capital Losses

  Dividends to policyholders                                                             79,121          137,444          188,641
                                                                                ---------------- ---------------- ----------------

    Loss from Operations before Federal Income Tax Benefit                           (9,924,036)      (2,034,006)        (455,286)
    and Net Realized Capital Losses

  Federal income tax benefit                                                           (134,669)        (349,897)         (87,705)
                                                                                ---------------- ---------------- ----------------

    Loss from Operations before Net Realized Capital Losses                          (9,789,367)      (1,684,109)        (367,581)

  Net realized capital losses                                                           (23,355)          (1,901)         (56,961)
                                                                                ---------------- ---------------- ----------------

    Net Loss                                                                         (9,812,722)      (1,686,010)        (424,542)

  Additional paid in capital
    Capital contribution from parent                                                          -       30,000,000                -
    Capital contribution from parent-tax sharing                                        558,780                -                -
  Unassigned surplus:
    Change in net deferred income taxes                                               3,099,984          344,179          308,220
    Change in non-admitted assets                                                    (3,954,989)      (1,020,947)        (458,214)
    Change in liability for reinsurance in unauthorized companies                       (39,819)          28,381           (1,027)
    Change in asset valuation reserve                                                   (98,987)         (48,761)           4,549
    Other changes                                                                       (34,946)               -                -
                                                                                ---------------- ---------------- ----------------
  Increase (Decrease) in Capital and Surplus                                        (10,282,699)      27,616,842         (571,014)
  Capital and Surplus at the Beginning of the Year                                   46,877,495       19,260,653       19,831,667
                                                                                ---------------- ---------------- ----------------
    Capital and Surplus at the End of Year                                      $    36,594,796   $   46,877,495  $    19,260,653
                                                                                ================ ================ ================

             The accompanying notes are an integral part of the statutory basis financial statements.

                                       3

                                             AMERITAS LIFE INSURANCE CORP. OF NEW YORK
                                             Statements of Cash Flows - Statutory Basis


                                                                                             Years Ended December 31
                                                                                --------------------------------------------------
                                                                                      2011             2010             2009
                                                                                ---------------- ---------------- ----------------
OPERATING ACTIVITIES
  Premium collected net of reinsurance                                          $    71,166,926  $    31,095,033  $    28,372,840
  Net investment income received                                                      2,681,482        1,783,444        1,603,088
  Miscellaneous income                                                                  416,448           51,664          100,194
  Benefits paid to policyholders                                                    (20,300,001)     (19,331,416)     (18,401,597)
  Commissions, expenses and taxes paid                                              (20,627,381)     (12,057,228)     (10,019,214)
  Dividends paid to policyholders                                                      (119,121)        (165,444)         (63,641)
  Net transfers (to)/from separate accounts                                          (8,709,217)           3,093           39,116
  Federal income taxes received                                                         972,858           70,000          273,612
                                                                                ---------------- ---------------- ----------------

    Net Cash From Operating Activities                                               25,481,994        1,449,146        1,904,398
                                                                                ---------------- ---------------- ----------------

INVESTING ACTIVITIES
  Proceeds from investments sold, matured or repaid                                   5,022,358        2,530,508        4,279,744
  Cost of investments acquired                                                      (35,912,558)     (20,308,742)      (6,218,655)
  Net change in loans on insurance contracts                                           (972,560)        (142,161)          28,100
                                                                                ---------------- ---------------- ----------------

    Net Cash From Investing Activities                                              (31,862,760)     (17,920,395)      (1,910,811)
                                                                                ---------------- ---------------- ----------------

FINANCING AND MISCELLANEOUS ACTIVITIES
  Capital contribution                                                                        -       30,000,000                -
  Capital contribution-tax sharing                                                      558,780                -                -
  Change in deposit-type funds                                                               56               11         (754,786)
  Other miscellaneous, net                                                           (1,234,239)        (102,025)          (1,793)
                                                                                ---------------- ---------------- ----------------

    Net Cash From Financing and Miscellaneous activities                               (675,403)      29,897,986         (756,579)
                                                                                ---------------- ---------------- ----------------

    Net Change in Cash, Cash Equivalents and Short-term
      Investments                                                                    (7,056,169)      13,426,737         (762,992)
                                                                                ---------------- ---------------- ----------------

    Cash, Cash Equivalents and Short-Term Investments
       - Beginning of Year                                                           15,399,632        1,972,895        2,735,887
                                                                                ---------------- ---------------- ----------------

    Cash, Cash Equivalents and Short-Term Investments
      - End of Year                                                             $     8,343,463  $    15,399,632  $     1,972,895
                                                                                ================ ================ ================

             The accompanying notes are an integral part of the statutory basis financial statements.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES
-----------------------------------------------------------------

Nature of Operations
Ameritas Life Insurance Corp. of New York ("the Company"), a stock life insurance company domiciled in the State of New York, is a wholly owned subsidiary of Ameritas Life Insurance Corp. ("ALIC"). ALIC is a wholly-owned subsidiary of Ameritas Holding Company ("AHC"), and AHC is a wholly-owned subsidiary of UNIFI Mutual Holding Company ("UNIFI"). AHC also wholly-owns Summit Investment Advisors, Inc. ("SIA"), an advisor providing investment management services to the Company, Ameritas Mortgage Funding, Inc., a mortgage banking business, and owns 17.7% of Paycor, Inc., a payroll processing company, and the remaining 82.3% ownership is with an unaffiliated third party.

Effective October 1, 2011, First Ameritas Life Insurance Corp. of New York changed its name to Ameritas Life Insurance Corp. of New York. In addition, the home office moved from Suffern, New York, to New York City.

UNIFI is a mutual insurance holding company. Owners of designated policies issued by the Company have a membership interest in UNIFI, while contractual rights remain with the Company.

ALIC is an insurance company domiciled in the State of Nebraska. In addition to the Company, ALIC owns 100% of The Union Central Life Insurance Company ("UCL"), a Nebraska domiciled life insurance subsidiary and 100% of the Acacia Life Insurance Company ("Acacia"), a District of Columbia domiciled life insurance subsidiary. ALIC also owns 80% of Ameritas Investment Corp. ("AIC"), a broker dealer, and the remaining 20% ownership is with Centralife Annuities Services, Inc., a wholly-owned subsidiary of Aviva USA. As of December 31, 2011, ALIC acquired 100% of BNL Financial Corporation, a holding company, which owns 100% of Brokers National Life Assurance Company, an Arkansas domiciled life insurance subsidiary. UCL's wholly owned subsidiaries include PRBA, Inc., the holding company of a pension administration company and Union Central Mortgage Funding, Inc, a mortgage banking business. Acacia is a 100% owner of the Acacia Realty Corporation, owner of real estate property, Calvert Investments, Inc., a provider of investment advisory, management and administrative services to the Calvert Group of mutual funds and Griffin Realty, LLC, a real estate investment company. Acacia is also an 85% owner of the Acacia Federal Savings Bank, a thrift chartered institution, and the remaining 15% ownership is with ALIC.

On July 19, 2010, the Company received a $30,000,000 capital contribution from ALIC.

The Company provides a wide spectrum of financial products and related services for the benefit of individual, group and pension policyholders as well as group dental and vision products issued in the State of New York.

Basis of Presentation
The accompanying financial statements of the Company have been prepared in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services ("the Department").

Accounting practices and procedures of the National Association of Insurance Commissioners ("NAIC") comprise a comprehensive basis of accounting ("NAIC SAP") other than accounting principles generally accepted in the United States of America ("GAAP").

NAIC SAP has been adopted as a component of prescribed or permitted practices by the Department with modifications as the State of New York has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. Specifically New York adopted SSAP No. 61 "Life, Deposit-type and Accident and Health Reinsurance" with the following addition: If a ceding insurer that receives credit for reinsurance by way of deduction from its reserve liability remits the associated reinsurance premiums for coverage beyond the paid-to-date of the policy, the ceding insurer may record an asset for the portion of the gross reinsurance premium that provides reinsurance coverage for the period from the next policy premium due date to the earlier of 1) the end of the policy year or 2) the next reinsurance premium due date. The asset shall be admitted as a write-in asset to the extent that the reinsurer must refund premiums to the ceding insurer in the event of either the termination of the ceded policy or the termination of the reinsurance agreement. In addition, New York Circular Letter 1979-33 states that tax allocation agreements with a company's parent, or other companies within the company's holding company system, which result in a payment made to the domestic insurer, the payments made are to be recorded as gross paid in and contributed surplus. A reconciliation of the Company's net income and capital and surplus between NAIC SAP and the State of New York is shown below:

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)
------------------------------------------------------------------------------

                                                  December 31, 2011    December 31, 2010    December 31, 2009
                                                 -------------------  -------------------  -------------------
  Net Loss, New York Basis                         $   (9,812,722)      $   (1,686,010)      $     (424,542)
  New York Prescribed Practices (Income)                  487,793               71,498                    -
                                                   ---------------      ---------------      ---------------
  Net Loss, NAIC SAP                               $   (9,324,929)      $   (1,614,512)      $     (424,542)
                                                   ===============      ===============      ===============

  Statutory Capital and Surplus, New York Basis    $   36,594,796       $   46,877,495       $   19,260,653
  New York Prescribed Practices (Surplus)                     511               71,498                    -
                                                   ---------------      ---------------      ---------------
  Statutory Capital and Surplus, NAIC SAP          $   36,595,307       $   46,948,993       $   19,260,653
                                                   ===============      ===============      ===============

The impact of adopting the New York prescribed accounting practices had an immaterial impact on the Company's Risk Based Capital.

The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein. Material estimates susceptible to significant change include reserves, income taxes, investment values, and other-than-temporary impairments ("OTTI").

Current NAIC SAP practices vary from GAAP. The more significant variances between NAIC SAP and GAAP are as follows:

     Investments
     Under NAIC SAP, investments in bonds are reported at the lower of amortized cost or fair value based on their NAIC rating, and any adjustments to fair value are reported directly in surplus. Changes in the value of bonds up to amortized cost that are assigned a rating of "6" by the NAIC are reported directly in surplus. Under GAAP, bonds are carried either at amortized cost or fair value based on their classifications. Under GAAP, bonds designated at purchase as held-to-maturity based on the Company's intent and ability to hold to maturity would be carried at amortized cost. Bonds designated at purchase as available-for-sale would be carried at fair value with net unrealized holding gains and losses reported in other comprehensive income. Bonds designated as trading would be carried at fair value with net unrealized holding gains and losses reported in income.

     Under NAIC SAP, for bonds other than loan-backed and structured securities, if the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. Under GAAP, if the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted estimated future cash flows with the remaining unrealized loss, if applicable, to be recognized in other comprehensive income.

     Under NAIC SAP, all loan-backed and structured securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective method, applied consistently by asset class. If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis must be written down to fair value. If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted estimated future cash flows with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)
------------------------------------------------------------------------------

     Under NAIC SAP, valuation allowances are established through the asset valuation reserve ("AVR") for mortgage loans based on the difference between the recorded investment in the mortgage loan and the estimated fair value, less costs to obtain and sell, of the underlying real estate. Under GAAP, valuation allowances would be established through a charge to realized loss based on the difference between the recorded investment in the mortgage loan and the present value of the expected future cash flows discounted at the loans' effective interest rate or the estimated fair value, less costs to obtain and sell, of the underlying real estate if foreclosure is probable.

     Under NAIC SAP, using a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds, attributable to changes in the general level of interest rates. Those deferrals are amortized over the remaining period to maturity based on groupings (in five-year bands) of individual securities sold. The net deferral is reported in the interest maintenance reserve ("IMR") in the accompanying Balance Sheets - Statutory Basis. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under NAIC SAP, an AVR is determined based on holdings of all investments by a NAIC prescribed formula and is reported as a liability. An AVR is not recorded under GAAP. Under GAAP, realized capital gains and losses would be reported in the statement of income on a pre-tax basis in the period the asset giving rise to the gain or loss is sold.

     Policy Acquisition Costs
     Under NAIC SAP, the costs of acquiring and renewing business are expensed when incurred. As such, during periods of high sales, statutory earnings will be depressed due to the lack of expense deferrals. Under GAAP, acquisition costs related to traditional term life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For traditional whole life insurance, universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

     Unearned Revenue
     Under NAIC SAP, amounts assessed policyholders that represent revenue for services to be provided in future periods are reported as revenue when received. Under GAAP, such charges would be reported as a liability and amortized into revenue using the same assumptions and factors as are used to amortize deferred policy acquisition costs.

     Non-admitted Assets
     Under NAIC SAP, certain assets designated as "non-admitted" are excluded from the accompanying Balance Sheets - Statutory Basis and are charged directly to unassigned surplus. Under GAAP, these assets would be included in the balance sheets, net of any valuation allowance.

     Universal Life and Annuity Policies
     Under NAIC SAP, revenues consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, revenues are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance. Additionally, premium receipts are considered deposits and are recorded as interest-bearing liabilities while interest credited to account values and benefits in excess of the policyholder account balance are recognized as expenses.

     Reserves for Life, Accident and Health Policies
     Under NAIC SAP, certain policy reserves are calculated based on mortality and interest assumptions prescribed or permitted by state statues, without consideration of withdrawals. NAIC SAP policy reserves generally differ from policy reserves under GAAP, which are based on the Company's estimates of mortality, interest and withdrawals.

     Policyholder Dividends
     Under NAIC SAP, policyholder dividends are recognized when declared. Under GAAP, policyholder dividends would be for dividends that have accrued as of the financial statement date.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)
------------------------------------------------------------------------------

     Reinsurance
     Under NAIC SAP, reserves and unpaid claim liabilities ceded to reinsurers have been reported as reductions to the related reserves. Under GAAP, reinsurance recoverables are recorded as an asset.

     Under NAIC SAP, a liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers unauthorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, no such amounts are recorded and an allowance for amounts deemed uncollectible would be established through a charge to earnings.

     Certain reinsurance contracts that do not qualify for transfer of insurance risk under GAAP, and as such, are accounted for under the deposit method for GAAP, may qualify for transfer of insurance risk under NAIC SAP and accordingly, would be accounted for as reinsurance under NAIC SAP.

     Under NAIC SAP, commission allowances by reinsurers on business ceded are reported as other revenue when received. Under GAAP, these expenses would be deferred and amortized with deferred policy acquisition costs to the extent they qualify for the deferral.

     Federal Income Taxes
     NAIC SAP requires an amount be recorded for deferred taxes, however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets and a federal income tax provision is required on a current basis for the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. Under NAIC SAP, deferred taxes are recorded in surplus. Under GAAP, tax expense includes both current and deferred taxes. Both NAIC SAP and GAAP require a valuation allowance to reduce deferred tax assets to the amount which is more likely than not to be realized. Under NAIC SAP, both the valuation allowance determination and admission calculation are made based on a separate company basis.

     Cash, Cash Equivalents and Short-Term Investments
     Under NAIC SAP, cash, cash equivalents and short-term investments represent cash balances and investments with initial maturities of one year or less. Under GAAP, cash and cash equivalents balances include investments with initial maturities of three months or less. Under GAAP, short-term investments are reported as a component of fixed maturity or equity investment balances.

     Comprehensive Income
     Comprehensive income and its components are not presented under NAIC SAP.

Significant NAIC statutory accounting practices are as follows:

Investments
Investments are stated at amounts prescribed by the NAIC which are as follows: bonds not backed by other loans are stated at amortized cost and loan-backed bonds and structured securities are stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. Significant changes in estimated cash flows from the original purchase assumptions are reviewed monthly. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker dealer survey values or internal estimates based on characteristics of similar products, consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all loan-backed and structured securities and non-agency structured securities of high credit quality. The prospective method is used to value structured securities with significant changes in cash flow, or of lower credit quality. All bonds with a NAIC designation of 6 are stated at the lower of amortized cost or fair value.

Mortgage loans are stated at the unpaid principal balance less unamortized discounts, or plus unamortized premiums. The Company records a reserve for losses on mortgage loans as part of the AVR.

Cash and cash equivalents consist of cash-in-bank, cash-in-transit, and all highly liquid securities purchased with an original maturity of three months or less. Short-term investments presented in the Balance Sheets - Statutory Basis consist of all investments that have a maturity date of one year or less at the date acquired and are stated at amortized cost, which approximates fair value.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)
------------------------------------------------------------------------------

Loans on insurance contracts are stated at the aggregate unpaid principal balance. The excess of the unpaid balance of the loan over the cash surrender value is considered a non-admitted asset.

Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on loan-backed and structured securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis and recorded in operations.

Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is non-admitted. All other investment income due and accrued, excluding policy loans, with amounts over 90 days past due is non-admitted. No amount of investment income due and accrued was excluded from unassigned surplus at December 31, 2011, 2010 and 2009.

If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. For bond investments other than loan-backed and structured securities, if the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. For loan-backed and structured security investments, if the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. All write downs are recorded as a realized loss.

Non-admitted Assets
In accordance with NAIC SAP, certain assets, designated as non-admitted assets, are excluded from the Balance Sheets - Statutory Basis and are charged directly to surplus. Non-admitted assets consist primarily of a portion of deferred tax assets, unearned annualized commissions, negative disallowed IMR, and other assets not specifically identified as an admitted asset within NAIC SAP. Total non-admitted assets were $7,313,948 and $3,358,959 at December 31, 2011 and 2010, respectively.

Reserves for Life, Accident and Health Policies and Deposit-type Funds
Life policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for traditional and variable life insurance are computed principally by using the Commissioners' Reserve Valuation Method ("CRVM") or the Net Level Premium Method with assumed interest rates and mortality as prescribed by regulatory authorities. Reserves for fixed and variable annuities are calculated using the Commissioner's Annuity Reserve Valuation Method ("CARVM") with appropriate statutory interest and mortality assumptions. During the year ended December 31, 2009, the Company adopted a new actuarial standard for calculating variable annuity reserves in accordance with CARVM, referred to as VA CARVM, which did not have a significant impact of the financial results of the Company.

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations. Other policy reserves are established and maintained on the basis of published mortality tables using assumed interest rates and valuation methods as prescribed by the Department.

Reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of policyholders, less withdrawals that represent a return to the policyholder. For the determination of tabular interest to deposit-type funds, the valuation interest rate, which varies by issue year, is multiplied by the average funds in force during the year subject to such valuation interest rate.

Reserve for Unpaid Claims
The reserves for unpaid group dental claims and vision claims are estimated using historic claim lags, and then adjusted upward or downward based on the current level of pending/unprocessed claims relative to the historic level of pending/unprocessed claims during the time period used in generating the claim lag factors. The reserves for unpaid claims for group dental and vision insurance includes claims in course of settlement and incurred but not reported claims. Claim adjustment expenses corresponding to the unpaid claims are accounted for by adding an additional load to the reserve for unpaid claims. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)
------------------------------------------------------------------------------

Reserves for unpaid life and individual accident and health claims include claims reported and unpaid and claims not yet reported, which is estimated based upon historical experience. As such amounts are necessarily estimates, the ultimate liability will differ from the amount recorded and will be reflected in operations when additional information becomes known. These estimates are subject to the affects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reserves for unpaid individual accident and health contract claims is, in part, a first principles-type calculation based on a seriatim listing of open disability claims. Termination rates within the first two years from disability are modified based on Company experience. Termination rates beyond two years are 100% Commissioner's Individual Disability Table A ("CIDA") for policies without lifetime benefits and are less than 100% CIDA for policies with lifetime benefits. All interest discounting assumptions are based on the appropriate NAIC standard. The adequacy of these reserves is demonstrated annually using "Follow-up studies" as defined in the Actuarial Standard of Practice No. 5,
Section 5.14. In addition, the present value of future payments relative to all incurred but unreported claims is based on historical study using past monthly earned premiums times the planned loss ratio times the anticipated percent of claims outstanding, and expressed as a percentage times tabular reserves, including a "provision" for litigated claims.

Dividends to Policyholders
Dividends are provided based on dividend formulas approved by the Board of Directors of the Company in accordance with actuarially determined dividend scales. Dividends to policyholders are reflected in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis at amounts estimated to be paid or credited to policyholders during the subsequent year on the policy anniversary dates. A portion of the Company's business has been issued on a participating basis. The amount of insurance in force on individual life participating policies was $380,237,130 or 24.2% and $266,874,834 or 46.7% of
the individual life policies in force as of December 31, 2011 and 2010, respectively.

Asset Valuation and Interest Maintenance Reserves
The AVR is a required appropriation of unassigned surplus to provide for possible losses that may occur on certain investments held by the Company. The reserve is computed based on the holdings of all investments and realized and unrealized gains and losses, other than those resulting from interest rate changes. Changes in the reserve are charged or credited to unassigned surplus.

The IMR is calculated based on the prescribed methods developed by the NAIC. Realized gains and losses, net of tax, resulting from interest rate changes on fixed income investments are deferred and credited to this reserve. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment. If the IMR is negative, (representing aggregate net losses), such negative amount is non-admitted. Amortization included in net investment income was $(6,689), $(6,958) and $(16,345) during 2011, 2010 and 2009, respectively. At December 31,
2011 and 2010, respectively, negative IMR of $61,066 and $80,792 was recorded as a non-admitted asset.

Recognition of Premium Revenues and Related Costs
Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. For universal life insurance contracts and annuity considerations, revenues are recognized when premiums are received and consist of all premiums received. For accident and health insurance contracts, premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Consideration received on deposit-type funds, which do not contain any life contingencies, is recorded directly to the related liability.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance
Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, and the reserves and unpaid claim liabilities are reported net of reinsured amounts.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)
------------------------------------------------------------------------------

Income Taxes
The Company files a life/non-life consolidated tax return with UNIFI and UNIFI includible affiliates and is party to a federal income tax allocation agreement. The Company's income tax allocation is based upon a written agreement which generally specifies separate income tax return calculations with current credit for net operating losses and/or credits which are used to reduce the portion of the consolidated income tax liability.

The Company is subject to tax-related audits in the normal course of operations. The Company records a contingency for these tax-related matters when it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated. The Company reviews its loss contingencies on an ongoing basis to ensure that the Company has appropriate reserves recorded on the Balance Sheets - Statutory Basis. These reserves are based on judgment made by management with respect to the likely outcome of these matters. The Company's judgment could change based on new information, Internal Revenue Service examinations and changes in laws or regulations. The reserve held for tax related contingencies was $0 and $0 at December 31, 2011 and 2010, respectively.

The statute of limitations, generally, is closed for the Company through December 31, 2006. In 2011, the IRS began an examination of the consolidated income tax return filed by UNIFI Mutual Holding Company for tax years 2007 through 2009.

Separate Accounts
Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity, variable life and group annuity contracts and for which the contract holders, rather than the Company, bear the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Investment income and gains and losses from these accounts accrue directly to contract holders and are not included in the accompanying financial statements.

Fair values and changes in the fair values of separate account assets generally accrue directly to the contract holders and are not included in the Company's revenues and expenses or surplus.

Vulnerability due to Certain Concentrations
The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, market risk, credit risk and legal and regulatory changes. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer's estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

A substantial portion of the Company's dental premium is marketed by two unrelated outside entities. The percentage of group dental premium income related to these arrangements was 52%, 54% and 54% for the years ended December 31, 2011, 2010 and 2009, respectively.

Accounting Pronouncements
Statement of Statutory Accounting Principles No. 101, "Income Taxes - A Replacement of SSAP No. 10R and SSAP No. 10" ("SSAP No. 101")
In August 2011, the NAIC issued SSAP No. 101, which supercedes SSAP No. 10 "Income Taxes" and SSAP No. 10R "Income Taxes, Revised - A Temporary Replacement of SSAP No. 10" for current and deferred federal and foreign income taxes and current state income taxes. The statement is effective beginning January 1, 2012. The Company does not anticipate a material impact on its financial position or results of operations from adopting this statement.

Statement of Statutory Accounting Principles No. 94R, "Accounting for Transferable and Non-Transferable State Tax Credits" ("SSAP No. 94R")
In December 2011, the NAIC issued SSAP No. 94R, which allows non-transferable state tax credits to be admitted assets if specific criteria are met. The statement was effective beginning with the December 31, 2011 financial statements. The adoption of this statement did not have a material impact on the Company's financial position or results of operations.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)
------------------------------------------------------------------------------

Statement of Statutory Accounting Principles No. 5R, "Liabilities, Contingencies and Impairments of Assets - Revised" ("SSAP No. 5R")
In October 2010, the NAIC issued SSAP No. 5R, which revises SSAP No. 5 "Liabilities, Contingencies, and Impairments of Assets" to include the recognition at the inception of a guarantee, a liability for the obligations an entity has undertaken in issuing the guarantee, even if the likelihood of having to make payments under the guarantee is remote. The revisions to this statement were effective beginning with the December 31, 2011 financial statements. The adoption of this statement did not have a material impact on the Company's financial position or results of operations.

Statement of Statutory Accounting Principles No. 35R "Guaranty Fund and Other Assessments" ("SSAP No. 35R")
In October 2010, the NAIC issued SSAP No. 35R, which revises SSAP No. 35 "Guaranty Fund and Other Assessments". The revisions to this statement modify the conditions required before recognizing liabilities for insurance related assessments as the liability is not to be recognized until the event obligating the entity to pay an imposed or probable assessment has occurred. The revisions to this statement were effective beginning January 1, 2011. The adoption of this statement did not have a material impact on the Company's financial position or results of operations.

Statement of Statutory Accounting Principles No. 91R "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SSAP No. 91R")
In May 2010, the NAIC issued SSAP No. 91R, which incorporated revisions to the existing statement to include updated securities lending accounting, reporting and disclosures. The revisions to this statement were effective December 31, 2010. The adoption of this statement did not have a material impact on the Company's financial position or results of operations.

Statement of Statutory Accounting Principles No. 100, "Fair Value Measurements" ("SSAP No. 100")
In December 2009, the NAIC adopted SSAP No. 100, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The statement was effective beginning with December 31, 2010 financial statements. The adoption of this statement did not have a material impact on the Company's financial position or results of operations. This statement changed disclosure requirements and no longer requires fair value measurement disclosures to be disaggregated between recurring and non-recurring.

Statement of Statutory Accounting Principles No. 10R, "Income Taxes, Revised - A Temporary Replacement of SSAP No. 10" ("SSAP No. 10R")
In November 2009, the NAIC issued SSAP No. 10R, which revises SSAP No. 10 "Income Taxes" to allow for increased admissibility thresholds for admitted deferred tax assets ("DTAs") for companies with risk-based capital ("RBC") that exceeds either the trend test for those entities that are subject to a RBC trend test, or for those companies not subject to the RBC trend test, a RBC above the maximum risk-based capital level where an action level could occur as a result of a trend test, which was 250% for life insurance companies. The expanded deferred tax asset admissibility is elective. If the RBC requirements are met, an admitted DTA may be recognized in an amount equal to the federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with IRS tax loss carryback provisions, not to exceed three years; and the lesser of a) the amount of gross DTAs expected to be realized within three years of the balance sheet date, or b) fifteen percent of statutory capital and surplus adjusted to exclude any net DTAs, EDP equipment and operating system software, and any net positive goodwill; and the amount of adjusted gross DTAs that can be offset against existing gross deferred tax liabilities. SSAP No. 10R introduces a valuation allowance concept to the statutory accounting for income taxes. A valuation allowance should be provided to offset tax benefits associated with DTAs if it is more likely than not that the tax benefit will not be realized. The provisions of SSAP No. 10R were effective for the year ended December 31, 2009, and interim and annual financial statements through December 31, 2011.
The adoption of this statement did not have a material impact on the Company's financial position or results of operations.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)
------------------------------------------------------------------------------

Statement of Statutory Accounting Principles No. 43R, "Loan-backed and Structured Securities" ("SSAP No. 43R")
In September 2009, the NAIC issued SSAP No. 43R, which superceded SSAP No. 43, "Loan-Backed and Structured Securities", SSAP No. 98, "Treatment of Cash Flows When Quantifying Changes in Valuations and Impairments, an Amendment of SSAP No. 43" and paragraph 13 of SSAP No. 99, "Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment". Under SSAP No. 43R, for impaired loan-backed and structured securities which an entity intends to sell, an other-than-temporary impairment loss is required to be recognized in earnings for the difference between the amortized cost basis of the security and its fair value as of the balance sheet date. For impaired securities that the entity does not expect to recover the entire cost basis of, but does not intend to sell, an other-than-temporary impairment loss is required to be recognized in earnings for the difference between the amortized cost basis of the security and the entity's estimate of the present value of future cash flows of the security, discounted at an appropriate discount rate specified in SSAP No. 43R. Also, SSAP No. 43R requires a two-step process for determining the carrying value method and final NAIC designation of certain loan-backed and structured securities. Under the two-step process, an initial NAIC designation is utilized to determine the carrying value method, with loan-backed and structured securities initially reported as NAIC 6, carried at the lower of cost or fair value. A final NAIC designation is then identified based on the adjustments required under the initial NAIC designation in step 1. The provisions of SSAP No. 43R were effective as of September 30, 2009, with a cumulative effect of adoption calculated as of July 1. The adoption of this statement did not have a material impact on the Company's financial position or results of operations.

Statement of Statutory Accounting Principles No. 99 "Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment" ("SSAP No. 99") Effective January 1, 2009, the NAIC issued SSAP No. 99, which establishes statutory accounting for the treatment of premium or discount applicable to certain securities subsequent to the recognition of an other-than-temporary impairment. In periods subsequent to the recognition of other-than-temporary impairments, the reporting entity accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the other-than-temporary impairment. The fair value of the security on the measurement date is the new cost basis and the new cost basis is not adjusted for subsequent recoveries in fair value. The discount or reduced premium recorded for the security, based on the new cost basis, is amortized over the remaining life of the security in the prospective manner based on the amount and timing of future estimated cash flows. The security continues to be subject to impairment analysis for each subsequent reporting period and future declines in fair value which are determined to be other-than-temporary are recorded as realized losses. The adoption of this statement did not have a material impact on the Company's financial position or results of operations.

Accounting Changes and Corrections of Errors
During 2011, the Company discovered an error in its methodology of the calculation of substandard reserves. This error was corrected as a direct decrease in unassigned surplus of $34,946 and is reported in "Other changes" in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 2 - INVESTMENTS
--------------------

Bonds
The cost or amortized cost and estimated fair value of bonds are summarized as follows

                                                                                           Year Ended December 31, 2011
                                                                                ---------------------------------------------------
                                                                                  Cost or       Gross        Gross
                                                                                 Amortized    Unrealized   Unrealized
                                                                                    Cost        Gains        Losses     Fair Value
----------------------------------------------------------------------------    ------------ ------------ ------------ ------------
U.S. government                                                                 $  5,964,117 $    330,601 $         -  $  6,294,718
Special revenue and special assessment obligations and all
  non-guaranteed obligations of agencies and authorities
  of governments and their political subdivisions
                                                                                  13,414,347      640,384           -    14,054,731
Hybrid Securities                                                                    478,111            -     (23,736)      454,375
Industrial and miscellaneous (unaffiliated)                                       57,932,195    4,221,379     (79,538)   62,074,036
                                                                                ------------ ------------ ------------ ------------
  Total                                                                         $ 77,788,770 $  5,192,364 $  (103,274) $ 82,877,860
                                                                                ============ ============ ============ ============

                                                                                           Year Ended December 31, 2010
                                                                                ---------------------------------------------------
                                                                                  Cost or       Gross        Gross
                                                                                 Amortized    Unrealized   Unrealized
                                                                                    Cost        Gains        Losses     Fair Value
----------------------------------------------------------------------------    ------------ ------------ ------------ ------------
U.S. government                                                                 $  6,246,187 $    382,105 $   (18,760) $  6,609,532
Special revenue and special assessment obligations and all
  non-guaranteed obligations of agencies and authorities
  of governments and their political subdivisions
                                                                                   7,706,011      203,630    (100,124)    7,809,517
Hybrid Securities                                                                    478,069       20,681           -       498,750
Industrial and miscellaneous (unaffiliated)                                       35,843,995    2,520,217    (191,229)   38,172,983
                                                                                ------------ ------------ ------------ ------------
  Total                                                                         $ 50,274,262 $  3,126,633 $  (310,113) $ 53,090,782
                                                                                ============ ============ ============ ============

The cost or amortized cost and fair value of bonds at December 31, 2011 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                    December 31, 2011
                                                                                -------------------------
                                                                                   Cost or
                                                                                  Amortized
                                                                                     Cost     Fair Value
                                                                                ------------ ------------
            Due in one year or less                                             $  3,339,275 $  3,430,139
            Due after one year
              through five years                                                  18,610,510   19,767,789
            Due after five years
              through ten years                                                   44,309,408   47,667,141
            Due after ten years                                                   10,081,663   10,472,152
            Bonds with multiple repayment dates                                    1,447,914    1,540,639
                                                                                ------------ ------------
              Total Bonds                                                       $ 77,788,770 $ 82,877,860
                                                                                ============ ============

Proceeds from sales of bond investments in 2011, 2010 and 2009 were $1,029,844, $825,380 and $1,611,519, respectively, on which the Company realized gross gains of $20,058, $35,305 and $105,069, respectively, and no gross losses.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 2 - INVESTMENTS, (continued)
---------------------------------

Realized capital gains (losses) are as follows:

                                                                                              Years Ended December 31
                                                                                ----------------------------------------------------
                                                                                       2011             2010              2009
                                                                                ----------------  ----------------  ----------------
                 Bonds:
                   Gross realized capital gains on sales                        $        20,058   $        35,305   $       105,069
                                                                                ----------------  ----------------  ----------------
                 Net realized capital gains on sales                                     20,058            35,305           105,069
                 Other, including impairments and net gain on
                   dispositions other than sales                                              -                 -           (49,877)
                                                                                ----------------  ----------------  ----------------
                 Total bond realized capital gains before
                   federal income taxes and transfer to IMR                              20,058            35,305            55,192

                 Realized capital gain transferred to IMR                               (20,058)          (35,305)         (105,070)
                 Federal income tax expense                                              23,355             1,901             7,083
                                                                                ----------------  ----------------  ----------------
                 Net realized capital losses                                    $       (23,355)  $        (1,901)  $       (56,961)
                                                                                ================  ================  ================

In 2011, 2010 and 2009, the Company recognized pre-tax impairment losses on bonds of $0, $0 and $49,877, respectively, as the securities had "other-than-temporary" losses in fair value. The losses were recorded in "Net realized capital losses" in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

A summary of bonds with unrealized losses along with the related fair value, aggregated by the length of time that investments have been in a continuous loss position, is as follows:

                                                                            December 31, 2011
                                      ----------------------------------------------------------------------------------------------
                                             Less than 12 Months             12 Months or More                     Total
                                      ----------------------------------------------------------------------------------------------
                                                        Unrealized                      Unrealized                      Unrealized
                                        Fair Value        Losses        Fair Value        Losses        Fair Value        Losses
                                      --------------  --------------  ---------------  -------------  --------------  --------------
Hybrid  securities                    $     454,375   $     (23,736)  $            -   $          -   $     454,375   $     (23,736)
Industrial and miscellaneous
     (unaffiliated)                       4,531,590         (79,538)               -              -       4,531,590         (79,538)
                                      --------------  --------------  ---------------  -------------  --------------  --------------
Total                                 $   4,985,965   $    (103,274)  $            -   $          -   $   4,985,965   $    (103,274)
                                      ==============  ==============  ===============  =============  ==============  ==============

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 2 - INVESTMENTS, (continued)
---------------------------------

                                                                            December 31, 2010
                                      ----------------------------------------------------------------------------------------------
                                             Less than 12 Months             12 Months or More                     Total
                                      ----------------------------------------------------------------------------------------------
                                                        Unrealized                      Unrealized                      Unrealized
                                        Fair Value        Losses        Fair Value        Losses        Fair Value        Losses
                                      --------------  --------------  ---------------  -------------  --------------  --------------
U.S. government                       $     981,240   $     (18,760)  $            -   $          -   $     981,240   $     (18,760)
Special revenue and special
  assessment obligations and all
  non-guaranteed obligations of
  agencies and authorities of
  governments and their political
  subdivisions                            4,412,167        (100,124)               -              -       4,412,167        (100,124)
Industrial and miscellaneous
     (unaffiliated)                       9,494,266        (191,229)               -              -       9,494,266        (191,229)
                                      --------------  --------------  ---------------  -------------  --------------  --------------
Total                                 $  14,887,673   $    (310,113)  $            -   $          -   $  14,887,673   $    (310,113)
                                      ==============  ==============  ===============  =============  ==============  ==============

The unrealized losses in 2011 and 2010 reported above were partially due to credit-related considerations. The Company considers various factors when considering if a decline in fair value is other-than-temporary, including the length of time and size of the unrealized loss, deterioration in ratings, industry conditions or factors related to a geographic area that are negatively affecting a security, violation of loan covenants, overall financial condition of the issuer and the Company's intention and ability to sell or hold the security until maturity or recovery. Upon review of these factors, the Company has determined that such declines were temporary in nature. Therefore, the Company does not believe the unrealized losses on investments represent an other-than-temporary impairment as of December 31, 2011 and 2010.

The Company's bond and short-term investment portfolios are predominantly comprised of investment grade securities. At December 31, 2011 there was one "below investment grade" security with a carrying value of $250,000 (0.3% of the total bond and short-term portfolios). At December 31, 2010, there were no "below investment grade" securities. During 2011 and 2010, the Company did not recognize any other-than-temporary impairments on bonds. During 2009, the Company recorded realized losses for other-than-temporary impairments on bonds of $49,877.

As of December 31, 2011 and 2010, the Company did not have any impaired loan-backed and structured securities. The Company did not recognize any other-than-temporary impairments on loan-backed and structured securities in 2011, 2010 or 2009.

As of December 31, 2011, there were no loan-backed and structured security investments with unrealized losses.

A summary of loan-backed and structured security investments with unrealized losses for which an other-than-temporary impairment has not been recognized as of December 31, 2010 follows:

                                              Unrealized Less Than 12 Months                Unrealized 12 Months or More
                                      ----------------------------------------------  ----------------------------------------------
                                         Amortized                                       Amortized
                                           Cost         Fair Value      Unrealized         Cost         Fair Value      Unrealized
                                      --------------  --------------  --------------  --------------  --------------  --------------
  Structured securities               $   6,011,039   $   5,879,542   $    (131,497)  $           -   $           -   $           -

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 2 - INVESTMENTS, (continued)
---------------------------------

Mortgage Loans
Mortgage loans are stated at their aggregate unpaid balances in the Balance Sheets - Statutory Basis, less unamortized discounts, or plus unamortized premiums. The mortgage loan portfolio is well diversified both geographically and by property type, as follows:

                                   December 31, 2011        December 31, 2010
                                 ----------------------   ----------------------
                                             Percent of               Percent of
                                  Carrying    Carrying     Carrying    Carrying
                                   Amount      Amount       Amount      Amount
                                 ----------  ----------   ----------  ----------
    Region
    ----------------------------
    New England and Mid Atlantic $  731,980      15.7%    $        -       0.0%
    South Atlantic                  988,255      21.3%       200,000      16.7%
    North Central                 1,361,879      29.3%       400,000      33.4%
    South Central                   974,752      21.0%       397,289      33.2%
    Mountain                        391,883       8.4%       200,000      16.7%
    Pacific                         198,235       4.3%             -       0.0%
                                 ----------  ----------   ----------  ----------

      Total                      $4,646,984     100.0%    $1,197,289     100.0%
                                 ==========  ==========   ==========  ==========

    Property Type
    ----------------------------
    Apartment and residential    $  785,837      16.9%    $  200,000      16.7%
    Warehouses and industrial     1,952,856      42.0%       598,639      50.0%
    Retail and shopping center      578,601      12.5%       398,650      33.3%
    Office                        1,133,782      24.4%             -       0.0%
    Other                           195,908       4.2%             -       0.0%
                                 ----------  ----------   ----------  ----------

               Total             $4,646,984     100.0%    $1,197,289     100.0%
                                 ==========  ==========   ==========  ==========

For the mortgage loans, the Company's debt service coverage ratio ("DSCR") is considered a key credit quality indicator for loans that are income dependent. Debt service coverage ratios compare a property's net operating income to the borrower's principal and interest payments.

Debt service coverage ratios for income dependent mortgage loans are summarized as follows:


                                                             December 31, 2011
                                                             -----------------

  DSCR Distribution
     Below  1.0                                                  $        -
     1.0  -  1.2                                                          -
     1.2 - 1.8                                                    4,452,446
     Greater than 1.8                                               194,538
                                                                 ----------
     Total                                                       $4,646,984
                                                                 ==========

An aging analysis of the loans held by the Company is summarized as follows:

                                                             December 31, 2011
                                                             -----------------

     Carry value of loans less than 90 days past due             $        -
     Carry value of loans 90 days or more past due                        -
     Carry value of current loans                                 4,646,984
                                                                 ----------
     Total                                                       $4,646,984
                                                                 ==========

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 2 - INVESTMENTS, (continued)
---------------------------------

At December 31, 2011, the average size of an individual mortgage loan was $194,000. The Company's policy is to obtain a first mortgage lien and to require a loan to value ratio of 75% or less at acquisition. The Company's policy is to recognize due and accrued interest income on impaired loans if deemed collectible. However, the due and accrued interest income deemed collectible on impaired loans over 180 days past due is non-admitted. The Company had mortgage reserves (the mortgage component of the asset valuation reserve) of $20,850 and $4,454 at December 31, 2011 and 2010, respectively. As of December 31, 2011, the maximum and minimum rates of interest in the Company's mortgage loan portfolio were 6.25% and 5.25%.

In 2011, the Company issued 18 new commercial loans at the maximum and minimum rates of interest of 6.25% and 5.30% totaling $3,550,000. No other categories of mortgage loans were issued. Fire insurance is carried on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings.

At December 31, 2011, the Company held no mortgages with interest more than 180 days past due. During 2011, the Company did not reduce interest rates on any outstanding mortgages. At December 31, 2011, the Company held no mortgage loans that were converted to loans that require payments of principal or interest be made based upon the cash flows generated by the property serving as collateral for the loans or that have a diminutive payment requirement.

Mortgage loans are evaluated individually for impairment. At December 31, 2011, 2010 and 2009, the Company did not have any impaired mortgage loans or interest income on impaired mortgage loans. Interest income on impaired mortgage loans is generally recognized on a cash basis.

Net Investment Income
Major categories of net investment income by class of investment are summarized below.

                                                                                             Years Ended December 31
                                                                                --------------------------------------------------
                                                                                      2011             2010             2009
                                                                                ---------------- ---------------- ----------------
  Income:
    Bonds                                                                       $     2,941,842  $     2,020,253  $     1,817,657
    Mortgage loans                                                                      176,191           11,239               (6)
    Loans on insurance contracts                                                         35,206           22,686           16,563
    Short-term investments                                                                3,031           12,679            5,469
    Amortization of interest maintenance reserve                                         (6,689)          (6,958)         (16,345)
                                                                                ---------------- ---------------- ----------------

    Gross investment income                                                           3,149,581        2,059,899        1,823,338

    Investment expenses                                                                (160,842)        (167,228)        (171,649)
                                                                                ---------------- ---------------- ----------------

      Net investment income                                                     $     2,988,739  $     1,892,671  $     1,651,689
                                                                                ================ ================ ================

Fair Value of Financial Instruments
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     Bonds: The fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values of loan-backed and structured securities are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 2 - INVESTMENTS, (continued)
---------------------------------

     Mortgage loans: The fair values for mortgage loans are estimated using discounted cash flow calculations which are based on interest rates currently being offered for similar loans to borrowers with similar credit ratings, credit quality, and maturity of the investments. Loans that exceed 100% loan-to-value are valued at the estimated fair value of the underlying collateral.

     Cash, cash equivalents and short-term investments and investment income due and accrued: The carrying amounts for these instruments approximate their fair values due to the short maturity of these investments.

     Loans on insurance contracts: The fair values for loans on insurance contracts are estimated using discounted cash flow analysis at interest rates currently offered for similar loans. Loans on insurance contracts with similar characteristics are aggregated for purposes of the calculations.

     Deposit-type funds: Deposit-type funds are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

     Separate account assets and liabilities: The fair values of separate account assets are based upon net asset values provided by the fund managers. Separate account liabilities are carried at the value of the underlying assets, which are carried at their fair value.

The book/adjusted carrying value and fair value of financial instruments at December 31 are as follows:

                                                                2011                         2010
                                                   ---------------------------- ----------------------------
                                                   Book/Adjusted                Book/Adjusted
                                                   Carrying Value  Fair Value   Carrying Value  Fair Value
                                                   -------------- ------------- -------------- -------------
Financial Assets:
Bonds                                              $   77,788,770 $  82,877,860 $   50,274,262 $  53,090,782
Mortgage loans                                          4,646,984     4,920,251      1,197,289     1,219,699
Cash, cash equivalents and short-term
  investments                                           8,343,463     8,343,463     15,399,632    15,399,632
Loans on insurance contracts                            1,446,596     1,367,604        474,036       510,597
Investment income due and accrued                         837,239       837,239        577,237       577,237
Separate account assets                                 8,653,228     8,653,228        303,823       303,823

Financial Liabilities:
Deposit-type funds                                 $           77 $          77 $           21 $          21
Separate account liabilities                            8,653,228     8,653,228        303,823       303,823

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds when carried at the lower of cost or market. The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 2 - INVESTMENTS, (continued)
---------------------------------

The Company's financial assets carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset's classification is based on the lowest level input that is significant to its fair value measurement in its entirety. In summary, the levels of the fair value hierarchy are as follows:

     - Level 1 - Values are unadjusted quoted prices for identical assets in active markets accessible at the measurement date.

     - Level 2 - Inputs include quoted prices for similar assets in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

     - Level 3 - Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company's best estimate of what hypothetical market participants would use to determine a transaction price for the asset at the reporting date.

The following table provides information as of December 31, 2011 about the Company's financial assets measured at fair value:

                                                     Level 1        Level 2        Level 3        Total
                                                   -----------    -----------    -----------    -----------
Assets:
   Separate account assets:                        $ 8,653,228    $         -    $         -    $ 8,653,228
                                                   -----------    -----------    -----------    -----------
Total assets accounted for at fair market value    $ 8,653,228    $         -    $         -    $ 8,653,228
                                                   ===========    ===========    ===========    ===========

The following table provides information as of December 31, 2010 about the Company's financial assets measured at fair value:


                                                     Level 1        Level 2        Level 3        Total
                                                   -----------    -----------    -----------    -----------
Assets:
   Separate account assets:                        $   303,823    $         -    $         -    $   303,823
                                                   -----------    -----------    -----------    -----------
Total assets accounted for at fair market value    $   303,823    $         -    $         -    $   303,823
                                                   ===========    ===========    ===========    ===========

The following valuation techniques used to measure the fair values by type of investment in the above table follow:

Level 1 - Financial Assets
Separate account assets in Level 1 include actively-traded institutional and retail mutual fund investments where fair value represents net asset values received from fund managers who stand ready to transact at the quoted values.

Level 2 - Financial Assets
As of December 31, 2011 and 2010, there were no financial assets measured at fair value in Level 2.

Level 3 - Financial Assets
As of December 31, 2011 and 2010, there were no financial assets measured at fair value in Level 3.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

The application of SSAP No. 10R requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities;
(2) whether they are ordinary or capital; (3) the timing of their reversals; (4) taxable income in prior carry back years as well as projected taxable earnings exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the DTAs; and (7) tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 3 - FEDERAL INCOME TAXES, (continued)
------------------------------------------

Based on an evaluation of the above factors, management believes it is more likely than not the DTAs will be realized.

The components of the net deferred tax asset/(liability) are as follows:

                                                    December 31, 2011                               December 31, 2010
                                      ----------------------------------------------  ----------------------------------------------
                                         Ordinary        Capital          Total          Ordinary         Capital         Total
                                      --------------  --------------  --------------  --------------  --------------  --------------
Gross deferred tax assets             $   5,761,499   $      96,531   $   5,858,030   $   2,338,289   $     109,048   $   2,447,337
Statutory valuation allowance                     -               -               -               -               -               -
                                      --------------  --------------  --------------  --------------  --------------  --------------
Adjusted gross deferred tax assets        5,761,499          96,531       5,858,030       2,338,289         109,048       2,447,337
Gross deferred tax liabilities              624,174               -         624,174         313,465               -         313,465
                                      --------------  --------------  --------------  --------------  --------------  --------------
  Subtotal net deferred tax asset         5,137,325          96,531       5,233,856       2,024,824         109,048       2,133,872
Deferred tax assets non-admitted          5,137,325          96,531       5,233,856       1,939,439         109,048       2,048,487
                                      --------------  --------------  --------------  --------------  --------------  --------------
Net admitted deferred tax assets      $           -   $           -   $           -   $      85,385   $           -   $      85,385
                                      ==============  ==============  ==============  ==============  ==============  ==============

The amount of admitted adjusted gross deferred tax assets under each component of SSAP No. 10R is as follows:
                                                    December 31, 2011                               December 31, 2010
                                      ----------------------------------------------  ----------------------------------------------
                                         Ordinary        Capital          Total          Ordinary         Capital         Total
                                      --------------  --------------  --------------  --------------  --------------  --------------
Admission calculation components:
SSAP No. 10R, Paragraphs 10.a., 10.b.,
and 10.c
  a. SSAP No. 10R Paragraph 10.a.     $           -   $           -   $           -   $      85,385   $           -   $      85,385
  b. SSAP No. 10R Paragraph10.b.
     (lesser of 10.b.i. or 10.b.ii.
      below)                          $           -   $           -   $           -   $           -   $           -   $           -
  c. SSAP No. 10R Paragraph 10.b.ii.  $           -   $           -   $           -   $           -   $           -   $           -
  d. SSAP No. 10R Paragraph 10.b.ii.            xxx             xxx   $   4,050,643             xxx             xxx   $   4,671,610
  e. SSAP No. 10R Paragraph 10.c.     $     624,174   $           -   $     624,174   $     313,465   $           -   $     313,465
  f. Total (a + b + e)                $     624,174   $           -   $     624,174   $     398,850   $           -   $     398,850

Admission calculation components:
SSAP No. 10R, Paragraphs 10.e.
  g. SSAP No. 10R Paragraph 10.e.i.   $           -   $           -   $           -   $      85,385   $           -   $      85,385
  h. SSAP No. 10R Paragraph10.e.ii.
     (lesser of 10.e.ii.a. or
     10.e.ii.b. below)                $           -   $           -   $           -   $           -   $           -   $           -
  i. SSAP No. 10R Paragraph 10.e.ii.a.$           -   $           -   $           -   $           -   $           -   $           -
  j. SSAP No. 10R Paragraph 10.e.ii.b.          xxx             xxx   $   6,075,965             xxx             xxx   $   7,007,415
  k. SSAP No. 10R Paragraph 10.e.iii. $     624,174   $           -   $     624,174   $     313,465   $           -   $     313,465
  l. Total (g + h + k)                $     624,174   $           -   $     624,174   $     398,850   $           -   $     398,850

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 3 - FEDERAL INCOME TAXES, (continued)
------------------------------------------

The Company's assets, capital and surplus and RBC information with the DTA calculated under SSAP No. 10R paragraphs 10.a. and the additional DTA determined under SSAP No. 10R paragraph 10.e. is as follows.

                                                    December 31, 2011                               December 31, 2010
                                      ----------------------------------------------  ----------------------------------------------
                                         Ordinary        Capital          Total          Ordinary         Capital         Total
                                      --------------  --------------  --------------  --------------  --------------  --------------
SSAP No. 10R, Paragraphs 10.a., 10.b.,
and 10.c
  Admitted deferred tax assets        $     624,174   $           -   $     624,174   $     398,850   $           -   $     398,850
  Admitted assets                               xxx             xxx   $ 104,643,347             xxx             xxx   $  71,024,102
  Adjusted statutory surplus*                   xxx             xxx   $  40,506,434             xxx             xxx   $  46,716,098
  Total adjusted capital from DTAs              xxx             xxx   $  36,938,333             xxx             xxx   $  47,142,045

Increase due to SSAP No. 10R,
paragraph 10.e.
Admitted deferred tax assets          $           -   $           -   $           -  $            -   $           -   $           -
Admitted assets                                 xxx             xxx   $           -             xxx             xxx   $           -
Statutory surplus                               xxx             xxx   $           -             xxx             xxx   $           -


*As reported on the statutory balance sheet for the most recently filed statement with the domiciliary state commissioner adjusted in accordance with SSAP 10R, paragraph 10.b.ii.

There are no temporary differences for which a DTL has not been established.

The Company recorded a change in admitted DTAs as the result of its election to employ the provision of paragraph 10.e. of SSAP No. 10R as follows:

                                                       2011 Change                                     2010 Change
                                      ----------------------------------------------  ----------------------------------------------
                                         Ordinary        Capital          Total          Ordinary         Capital         Total
                                      --------------  --------------  --------------  --------------  --------------  --------------
Gross deferred tax assets             $   3,423,210   $     (12,517)  $   3,410,693   $     307,326   $      (9,404)  $     297,922
Statutory valuation allowance                     -               -               -               -               -               -
                                      --------------  --------------  --------------  --------------  --------------  --------------
Adjusted gross deferred tax assets        3,423,210         (12,517)      3,410,693         307,326          (9,404)        297,922
Gross deferred tax liabilities              310,709               -         310,709         (46,257)              -         (46,257)
                                      --------------  --------------  --------------  --------------  --------------  --------------
Subtotal net deferred tax asset/
(liability)                               3,112,501         (12,517)      3,099,984         353,583          (9,404)        344,179
Deferred tax assets non-admitted          3,197,886         (12,517)      3,185,369       1,051,142          (9,404)      1,041,738
                                      --------------  --------------  --------------  --------------  --------------  --------------
Net admitted deferred tax assets      $     (85,385)  $           -   $     (85,385)  $    (697,559)  $           -   $    (697,559)
                                      ==============  ==============  ==============  ==============  ==============  ==============

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 3 - FEDERAL INCOME TAXES, (continued)
------------------------------------------

The change in the amount of admitted adjusted gross deferred tax assets under each component of SSAP No. 10R during 2011 is:

                                                                 Ordinary     Capital     Total
                                                               ------------ ----------- -------------
Admission calculation components:
SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.
  a. SSAP No. 10R Paragraph 10.a.                              $   (85,385) $        -  $    (85,385)
  b. SSAP No. 10R Paragraph 10.b. (lesser of 10.b.i. or
     10.b.ii. below)                                           $         -  $        -  $          -
  c. SSAP No. 10R Paragraph 10.b.i.                            $         -  $        -  $          -
  d. SSAP No. 10R Paragraph 10.b.ii.                                   xxx         xxx  $   (620,967)
  e. SSAP No. 10R Paragraph 10.c.                              $   310,709  $        -  $    310,709
  f. Total (a + b + e)                                         $   225,324  $        -  $    225,324

Admission calculation components:
SSAP No. 10R, Paragraphs 10.e.
  g. SSAP No. 10R Paragraph 10.e.i.                            $   (85,385) $        -  $    (85,385)
  h. SSAP No. 10R Paragraph 10.e.ii.
    (lesser of 10.e.ii.a. or 10.e.ii.b. below)                 $         -  $        -  $          -
  i. SSAP No. 10R Paragraph 10.e.ii.a.                         $         -  $        -  $          -
  j. SSAP No. 10R Paragraph 10.e.ii.b.                                 xxx         xxx  $   (931,450)
  k. SSAP No. 10R Paragraph 10.e.iii.                          $   310,709  $        -  $    310,709
  l. Total (g + h + k)                                         $   225,324  $        -  $    225,324


The Company's change in 2011 in assets, capital and surplus and RBC information with the DTA calculated under SSAP No. 10R paragraphs 10.a. and 10.d. and the additional DTA determined under SSAP No. 10R paragraph 10.e. is as follows:

                                                                 Ordinary     Capital       Total
                                                               ------------ ----------- -------------
SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.
  Admitted deferred tax asset                                  $   225,324  $        -  $    225,324
  Admitted assets                                                      xxx         xxx  $ 33,619,245
  Adjusted statutory surplus                                           xxx         xxx  $ (6,209,664)
  Total adjusted capital DTAs                                          xxx         xxx  $(10,203,712)

Increase due to SSAP No., paragraph 10.e.
  Admitted deferred tax assets                                 $         -  $        -  $          -
  Admitted assets                                                      xxx         xxx  $          -
  Statutory Surplus                                                    xxx         xxx  $          -



                                                               Years Ended December 31,
                                                               ------------------------
                                                                   2011         2010       Change
                                                               ------------ ----------- -------------
Used in SSAP No. 10R, Paragraphs 10.d
    Total adjusted capital                                     $36,938,333  $47,142,045 $(10,203,712)
    Authorized control level                                   $ 1,899,659  $ 1,071,138 $    828,521

The Company has met the necessary risk-based capital levels to be able to admit the increased amount of deferred tax assets under SSAP No. 10R and an election has been made to admit DTAs pursuant to SSAP No. 10R, however the additional amount calculated was $0 at December 31, 2011 and 2010.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 3 - FEDERAL INCOME TAXES, (continued)
------------------------------------------

There was no impact from tax planning strategies at December 31, 2011 or 2010.

The provision for incurred federal income taxes on earnings are:

                                                                      Years Ended December 31,
                                                               --------------------------------------
                                                                   2011         2010         2009
                                                               ------------ ------------ ------------
  Federal income                                               $  (115,761) $  (351,157) $   (87,169)
  Foreign                                                                -            -            -
                                                               ------------ ------------ ------------
    Subtotal                                                      (115,761)    (351,157)     (87,169)
  Federal income tax on net capital gains                           30,375       14,258       43,858
                                                               ------------ ------------ ------------
    Subtotal                                                       (85,386)    (336,899)     (43,311)
  Prior year taxes                                                 (18,908)       1,260         (536)
  Net operating loss shown as contribution to capital             (558,780)           -            -
                                                               ------------ ------------ ------------
  Federal and foreign income tax incurred                      $  (663,074) $  (335,639) $   (43,847)
                                                               ============ ============ ============

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 3 - FEDERAL INCOME TAXES, (continued)
------------------------------------------

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

                                                                 December 31,
                                                   -------------------------------------    Change       Change
                                                       2011        2010         2009       from 2010    from 2009
                                                   -----------  -----------  -----------  -----------  -----------
Deferred tax assets:
  Ordinary
    Reserves for life, accident and health policies$1,286,108   $  447,269   $  419,731   $  838,839   $   27,538
    Proxy deferred acquisition costs                1,342,359      497,902      375,464      844,457      122,438
    Policyholder dividends                             60,550       74,550       84,350      (14,000)      (9,800)
    Deferred compensation and benefit liabilities     477,675      517,477      550,805      (39,802)     (33,328)
    Non-admitted assets                               706,659      430,388      427,198      276,271        3,190
    Agent allowance for doubtful accounts             336,302      296,694       36,861       39,608      259,833
    Net operating loss                              1,373,086            -            -    1,373,086            -
    Other                                             178,760       74,009      136,554      104,751      (62,545)
                                                   -----------  -----------  -----------  -----------  -----------
      Subtotal                                      5,761,499    2,338,289    2,030,963    3,423,210      307,326
    Non-admitted deferred tax assets                5,137,325    1,939,439      888,297    3,197,886    1,051,142
                                                   -----------  -----------  -----------  -----------  -----------
    Admitted ordinary deferred tax assets          $  624,174   $  398,850   $1,142,666   $  225,324   $ (743,816)
                                                   ===========  ===========  ===========  ===========  ===========

  Capital
    Unrealized investment losses                   $   96,531   $  109,048   $  118,452   $ (12,517)   $   (9,404)
                                                   -----------  -----------  -----------  -----------  -----------
      Subtotal                                         96,531      109,048      118,452     (12,517)       (9,404)
    Non-admitted deferred tax assets                   96,531      109,048      118,452     (12,517)       (9,404)
                                                   -----------  -----------  -----------  -----------  -----------
    Admitted capital deferred tax assets                    -            -            -           -             -
                                                   -----------  -----------  -----------  -----------  -----------
    Admitted deferred tax assets                   $  624,174   $  398,850   $1,142,666   $ 225,324    $ (743,816)
                                                   ===========  ===========  ===========  ===========  ===========

Deferred tax liabilities:
  Ordinary
    Bonds market discount                          $   51,162   $   39,253   $   30,610   $  11,909    $    8,643
    Unearned commissions                              573,011      274,212      329,112     298,799      ( 54,900)
    Other                                                   1            -            -           1             -
                                                   -----------  -----------  -----------  -----------  -----------
      Subtotal                                        624,174      313,465      359,722     310,709       (46,257)
                                                   -----------  -----------  -----------  -----------  -----------

  Deferred tax liabilities                            624,174      313,465      359,722     310,709       (46,257)
                                                   -----------  -----------  -----------  -----------  -----------
  Net deferred tax assets                          $        -   $   85,385   $  782,944   $ (85,385)   $ (697,559)
                                                   ===========  ===========  ===========  ===========  ===========

  Total deferred tax assets                         5,858,030   $2,447,337   $2,149,415   $3,410,693   $  297,922
  Total deferred tax liabilities                      624,174      313,465      359,722      310,709      (46,257)
                                                   -----------  -----------  -----------  -----------  -----------
  Net deferred tax asset                           $5,233,856   $2,133,872   $1,789,693    3,099,984      344,179
                                                   ===========  ===========  ===========
  Tax effect on unrealized gains/(losses)                                                          -            -
                                                                                          -----------  -----------
  Change in net deferred income tax                                                       $3,099,984   $  344,179
                                                                                          ===========  ===========

The change in non-admitted deferred tax assets was included in "Change in non-admitted assets" in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2011, 2010 and 2009.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 3 - FEDERAL INCOME TAXES, (continued)
------------------------------------------

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference were as follows:

                                                                               Years Ended December 31,
                                                                    --------------------------------------------
                                                                         2011           2010           2009
                                                                    -------------- -------------- --------------
  Loss before federal income taxes and realized capital gains       $  (9,924,036) $  (2,034,006) $    (455,286)
  Net realized capital gains before federal income taxes and
    and transfers to IMR                                                   20,058         35,305         55,192
  Other changes                                                           (34,946)             -              -
  Net change for reinsurance in unauthorized reinsurance companies        (39,819)        28,381         (1,027)
                                                                    -------------- -------------- --------------
   Total pre-tax loss                                                  (9,978,743)    (1,970,320)      (401,121)
  Change in non-admitted assets                                          (789,345)        (9,115)      (623,811)
  IMR amortization                                                          6,689          6,958         16,345
  Non-deductible expenses                                                  12,564         30,611          3,315
  Other                                                                    (2,758)          (470)          (634)
                                                                    -------------- -------------- --------------
                                                                      (10,751,593)    (1,942,336)    (1,005,906)
  Statutory tax rate                                                          0.35           0.35           0.35
                                                                    -------------- -------------- --------------
  Total federal income taxes (benefits) incurred                    $  (3,763,058) $    (679,818) $    (352,067)
                                                                    ============== ============== ==============

  Federal and foreign income tax (benefit) incurred                 $    (663,074) $    (335,639) $     (43,847)
  Change in deferred income tax                                        (3,099,984)      (344,179)      (308,220)
                                                                    -------------- -------------- --------------
  Total statutory income taxes                                      $  (3,763,058) $    (679,818)  $   (352,067)
                                                                    ============== ============== ==============

At December 31, 2011, the Company has carryovers to subsequent years as follows:

                                 Net Operating
                    Year of           Loss         Year of
                  Origination        Amount       Expiration
                  -----------    -------------    ----------
                      2011        $ 3,923,101        2025

There is no amount of income tax incurred that is available for recoupment in the event of future losses at December 31, 2011.

The Company joins in a consolidated federal income tax return filed by UNIFI. The other members of the affiliated group joining in the UNIFI consolidated return are as follows:

     Ameritas Holding Company                    Union Central Mortgage Funding, Inc.
     Ameritas Life Insurance Corp.               Acacia Federal Savings Bank
     Acacia Life Insurance Company               Acacia Service Corporation
     Ameritas Investment Corp.                   Acacia Realty Corporation
     Summit Investment Advisors, Inc.            Calvert Investments, Inc.
     The Union Central Life Insurance Company    Calvert Investment Management, Inc.
     Ameritas Mortgage Funding, Inc.             Calvert Investment Administrative Service, Inc.
     PRBA, Inc.                                  Calvert Investment Distributors, Inc.
     PRB Administrators, Inc.                    Calvert Investment Services, Inc.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 3 - FEDERAL INCOME TAXES, (continued)
------------------------------------------

There were no deposits admitted under Internal Revenue Code Sec.6603.

The Company's income tax allocation is based upon a written agreement which generally specifies separate return calculation with current credit for net operating losses, net capital losses and/or credits which are used to reduce the portion of the consolidated income tax liability.

NOTE 4 - INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES
-------------------------------------------------------------------

During 2011, the Company obtained a $5,000,000 unsecured line of credit from AHC which had no balance outstanding at any time during 2011. The line of credit expires August 31, 2016.

The Company's variable life and annuity products are distributed through Ameritas Investment Corp. ("AIC"), an affiliated company. Policies placed by this affiliate generated commission expense of $14,738, $30,672 and $28,799 for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company offers affiliated mutual funds of Calvert Variable Series, Inc. ("CVS") and Calvert Variable Products, Inc. ("CVP"), to policyholders through separate accounts. Separate account investments in mutual funds offered through CVS and CVP were $1,462,763 and $223,662 as of December 31, 2011 and 2010, respectively. Affiliates of the Company provide investment advisory and administrative services to CVS and CVP on a fee basis.

The Company reported the following amounts due from/(to) the below listed affiliates at December 31, 2011 and 2010 which were recorded in "Other admitted assets" or "Other liabilities" in the Balance Sheets - Statutory Basis. The terms of the settlement require that these amounts be settled monthly.

                                                       December 31,
                                                 -------------------------
                                                     2011         2010
                                                 ------------ ------------
       Ameritas Holding Company                  $    (1,116) $    (3,684)
       Ameritas Life Insurance Corp.              (2,089,067)  (1,338,294)
       The Union Central Life Insurance Company      420,185     (213,109)
                                                 ------------ ------------
       Total                                     $(1,669,998) $(1,555,087)
                                                 ============ ============

ALIC provides technical, financial and legal support to the Company under a general cost sharing agreement. The cost of these services to the Company for the years ended December 31, 2011, 2010 and 2009 was $9,488,225, $4,036,962 and
$2,278,074, respectively.

Prior to 2011, UCL provided technical, financial and legal support to the Company under a general cost sharing agreement. The cost of these services to the Company for the years ended December 31, 2011, 2010 and 2009 was $0, $1,734,376 and $1,573,131, respectively.

Under the terms of an investment advisory agreement, the Company paid $56,518, $63,849 and $85,197 for the years ended December 31, 2011, 2010 and 2009, respectively, to SIA.

Prior to 2010, the Company participated in strategic planning for the affiliated companies. Under an agreement with AHC, the Company was paid $200,398 for these services in the year ended December 31, 2009, which is reflected as a reduction of general insurance expenses.

NOTE 5 - EMPLOYEE BENEFITS
--------------------------

The Company participates in a closed multiple employer non-contributory defined benefit plan ("the Pension Plan") sponsored by AHC. The Company was charged expense equal to its proportionate share of required funding for the years ended December 31, 2011, 2010 and 2009 totaling $40,800, $9,600 and $40,729, respectively.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 5 - EMPLOYEE BENEFITS, (continued)
---------------------------------------

Employees and agents participate in a defined contribution plan sponsored by AHC. Effective January 1, 2011, all employees of the Company became employees of ALIC. Beginning in 2011, contributions under the defined contribution plan were made by ALIC. Prior to 2011, matching contributions under the defined contribution plan were made by the Company and ranged from 0.5% to 3.0% of the participant's compensation. In addition, prior to 2011, for eligible employees who were not Pension Plan participants, the Company made a contribution of 6.0% of the participant's compensation for those hired before January 1, 2006 and 5.0% for those hired after January 1, 2006. Contributions by the Company to the defined contribution plan were $0, $11,372 and $11,120 in 2011, 2010 and 2009, respectively.

The Company also participates in the postretirement benefit plan ("the Plan") sponsored by AHC. For employees eligible to retire on or before January 1, 2000, these benefits are a specified percentage of premium until age 65 and a flat dollar amount thereafter. For employees eligible for retirement after January 1, 2000, benefits will be provided up to the date when the employee becomes eligible for Medicare. Employees become eligible for these benefits upon the attainment of age 55, 15 years of service and participation in the Plan for the immediately preceding 5 years. Benefit costs include the expected cost of postretirement benefits for newly eligible employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience. Beginning in 2010, the expense for the postretirement benefit plan was paid entirely by AHC. During 2009, the Company's proportionate share of postretirement benefit expense was $(1,456).

The Company has a deferred compensation plan covering the Board of Directors and certain management employees and certain non-qualified deferred compensation arrangements for agents. The Company's method of accounting for the costs of these plans is the accrual method.

NOTE 6 - DIVIDEND RESTRICTIONS AND SURPLUS
------------------------------------------

The Company is subject to regulation by the Department, which restricts the advancement of funds to parent and affiliated companies as well as the amount of dividends that may be paid without prior approval. Dividend payments by the Company cannot exceed the lesser of 10% of surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Department. Based on this limitation, the Company would not be able to pay dividends in 2012 without prior approval. No dividends were paid to parent or affiliated companies in the current or prior year.

Unassigned surplus represents the undistributed and unappropriated amount of surplus at the statement date. The cumulative effect related to the portion of unassigned surplus represented or reduced by each is as follows as of December 31:

                                                 2011          2010          2009
                                             ------------  ------------  ------------
  Non-admitted asset values                  $(7,313,948)  $(3,358,959)  $(2,338,012)
  Asset valuation reserves                      (257,037)     (158,050)     (109,289)
  Liability for reinsurance in unauthorized
    companies, net of tax                         39,819             -       (28,381)

NOTE 7 - COMMITMENTS AND CONTINGENCIES
--------------------------------------

At December 31, 2011 and 2010, the Company had outstanding agreements to fund mortgages totaling $400,000 and $200,000 in 2012 and 2011, respectively. In addition, the Company has committed to invest $0 and $750,000 in private placement securities at December 31, 2011 and 2010, respectively. These transactions are in the normal course of business for the Company and are not reflected in the accompanying financial statements. The Company's exposure to credit loss is represented by the contractual notional amount of these instruments. The Company uses the same credit policies and collateral requirements in making commitments and conditional obligations as it does for on-balance sheet instruments.

Litigation
In the normal course of business, the Company is party to various claims and litigation primarily arising from claims made under insurance policies and contracts. Those actions are considered by the Company in estimating the policy and contract liabilities. The Company's management believes that the resolution of those actions will not have a material adverse effect on the Company's financial position or results of operations.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 7 - COMMITMENTS AND CONTINGENCIES, (continued)
---------------------------------------------------

There were no claims (per claim or claimant) where amounts were paid to settle related extra contractual obligations or bad faith claims resulting from lawsuits during 2011 and 2010.

Guaranty Fund Assessments
As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. In some states these assessments may be applied against premium taxes. For 2011, 2010 and 2009, the charge to operations related to these assessments was not significant. The estimated liability of $20,000 and $0 at December 31, 2011 and 2010, respectively, was based on data provided by the National Organization of Life & Health Guaranty Associations and is included in "Other liabilities" in the Balance Sheets - Statutory Basis.

NOTE 8 - LEASES
---------------

Leases
In 2011, the Company began leasing office space for a field agency office with a lease term of 10 years. This lease includes an escalation clause, which varies with levels of operating expense. Rental expense under this lease totaled $8,037 in 2011.

At December 31, 2011, the future minimum lease payments for all non-cancelable operating leases were as follows:


                              Year          Amount
                           ----------     ----------
                              2012        $  201,848
                              2013           203,311
                              2014           206,236
                              2015           207,699
                              2016           210,624
                           After 2016      1,009,240
                                          ----------
                              Total       $2,038,958
                                          ==========

NOTE 9 - GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED ACCIDENT AND HEALTH
--------------------------------------------------------------------------------
PLANS
-----

The loss from operations related to administrative services only (ASO) uninsured plans which is reported within general insurance expenses in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis is as follows:

                                                                                       December 31,
                                                                       --------------------------------------------
                                                                            2011           2010           2009
                                                                       -------------- -------------- --------------
  Net reimbursement for administrative expenses
    (including administrative fees) in excess of actual expenses       $    (163,373) $    (135,948) $    (145,111)
  Total net other income (expenses)
    (including interest paid to or received from ASO uninsured plans)              -              -              -
                                                                       -------------- -------------- --------------
  Net loss from operations                                             $    (163,373) $    (135,948) $    (145,111)
                                                                       ============== ============== ==============

  Total claim payment volume                                           $     715,341  $     667,074  $     676,881
                                                                       ============== ============== ==============

Under NAIC SAP, claim payments related to ASO uninsured plans are excluded from the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 9 - GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED ACCIDENT HEALTH
----------------------------------------------------------------------------
PLANS, (continued)
------------------

The loss from operations related to administrative services contract (ASC) uninsured plans which is reported within general insurance expenses in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis is as follows:

                                                                             December 31,
                                                             --------------------------------------------
                                                                  2011           2010           2009
                                                             -------------- -------------- --------------
     Gross reimbursement for dental cost incurred            $     132,436  $     158,290  $     165,359
     Gross expense incurred (claims and administrative)           (214,309)      (186,284)      (190,721)
                                                             -------------- -------------- --------------
     Total net loss from operations                          $     (81,873) $     (27,994) $     (25,362)
                                                             ============== ============== ==============

NOTE 10 - DIRECT PREMIUMS WRITTEN
---------------------------------

The Company has a third-party administrator, The Business Council of New York State ("BCNYS"), for which direct premiums written exceed 5% of total capital and surplus. BCNYS writes group accident and health business, does not have an exclusive contract, and has been granted the authority for underwriting, premium collection, and binding authority. The total amount of direct premiums written was $11,307,660, $11,235,905 and $11,099,000 for the years ended December 31,
2011, 2010 and 2009, respectively. The Company had various other third party administrators and managing general agents during these periods, however direct premiums written did not exceed 5% of total capital and surplus.

NOTE 11 - OTHER ITEMS
---------------------

Troubled Debt Restructuring
The Company has no long-term bond holdings with restructured terms in 2011 and 2010. The Company incurred no amount of commitments to lend additional funds to debtors owing receivables whose terms have been modified in troubled debt restructuring. The Company's income recognition policy for interest income on an impaired loan is the cash basis/cost recovery method.

Securities on Deposit
Securities with an amortized cost of $500,687 and $501,577 at December 31, 2011 and 2010, respectively, were on deposit with the Department.

Uncollectibility of Assets
The Company had admitted assets of $76,890 and $78,080 at December 31, 2011 and 2010, respectively, in accounts receivable for uninsured plans which are included in "Other admitted assets" on the Balance Sheets - Statutory Basis. The Company routinely assesses the collectability of these receivables. Based upon Company experience, less than 1% of the balance may become uncollectible and the potential loss is not material to the Company's financial condition.

NOTE 12 - SUBSEQUENT EVENT
--------------------------

The Company has evaluated events subsequent to December 31, 2011 and through March 29, 2012, the date the financial statements were available to be issued. The Company has not evaluated subsequent events after that date for presentation in these financial statements.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 13 - REINSURANCE
---------------------

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks. These reinsured risks are treated in the financial statements as risks for which the Company is not liable. Accordingly, policy liabilities and accruals, including incurred but not reported claims, are reported in the financial statements net of reinsurance assumed and ceded. A contingent liability exists with respect to the amount of such reinsurance in the event that the reinsuring companies are unable to meet their obligations. Reinsurance of risk does not discharge the primary liability of the Company, the Company remains contingently liable with respect to any reinsurance ceded, and this contingency would become an actual liability in the event that the assuming company becomes unable to meet its obligation under the reinsurance treaty. The Company retains the risk for varying amounts of individual or group insurance written up to a maximum of $500,000 on any one life or up to a maximum of $8,000 per month disability risk and reinsures the balance. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company conducts reinsurance business with ALIC, UCL and other non-affiliated companies.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 2011, 2010 or 2009 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

Following is a summary of the transactions through reinsurance operations:

                                                                                 Years Ended December 31,
                                                                       --------------------------------------------
                                                                            2011           2010           2009
                                                                       -------------- -------------- --------------
  Premium income:
    Assumed                                                            $   1,018,880  $     986,803  $     917,025
    Ceded (related party of $361,556, $483,764 and
      $277,815 in 2011, 2010 and 2009, respectively)                         937,048        736,313        705,020

  Benefits to Policyholders:
    Assumed                                                            $     907,883  $   1,000,478  $     960,622
    Ceded                                                                    136,970         92,155         69,753

  Reserves for life, accident and health policies:
    Ceded (related party of $494,172, $451,760 and
      $620,177 in 2011, 2010 and 2009, respectively)                   $   2,347,768  $   2,209,379  $   2,515,851

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 14 - LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES
-------------------------------------------------------------------

The change in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:

                                                                                 Years Ended December 31,
                                                                       --------------------------------------------
                                                                            2011           2010           2009
                                                                       -------------- -------------- --------------
  Balance at January 1                                                 $   1,162,563  $   1,491,219  $   1,392,672
  Less net reinsurance reserves                                             (165,589)      (182,888)      (171,547)
                                                                       -------------- -------------- --------------
  Net balance at January 1                                                   996,974      1,308,331      1,221,125


  Incurred related to:
    Current year                                                          17,363,932     17,235,880     17,455,943
    Prior year                                                              (131,011)       (65,049)      (168,509)
                                                                       -------------- -------------- --------------
      Total incurred                                                      17,232,921     17,170,831     17,287,434

  Paid related to:
    Current year                                                          16,308,974     16,238,906     16,147,612
    Prior year                                                               865,963      1,243,282      1,052,616
                                                                       -------------- -------------- --------------
      Total paid                                                          17,174,937     17,482,188     17,200,228

  Net balance at December 31                                               1,054,958        996,974      1,308,331
  Plus net reinsurance reserves                                              143,400        165,589        182,888
                                                                       -------------- -------------- --------------
  Total reserve for unpaid claims                                      $   1,198,358  $   1,162,563  $   1,491,219
                                                                       ============== ============== ==============

As a result of favorable settlement of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $131,011, $65,049 and $168,509 for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company paid assumed reinsurance claims of $933,497, $1,018,861 and $949,369, and incurred assumed reinsurance claims of $907,883, $1,000,478 and $960,623 for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company paid ceded reinsurance claims of $40,395, $51,172 and $72,854, and incurred ceded reinsurance claims of $36,970, $92,155 and $69,753 for the years ended December 31, 2011, 2010 and 2009, respectively.

NOTE 15 - RESERVES FOR LIFE, ACCIDENT AND HEALTH POLICIES
---------------------------------------------------------

The Company waives deduction of deferred fractional premiums due upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not provided in excess of the legally computed reserves.

Additional premiums are charged for substandard lives according to underwriting classification. Reserves for substandard universal or variable universal life policies are included in the reserves for life, accident and health policies. The corresponding reserves held on such policies are calculated using the same interest rate as standard policies, but employ mortality rates which are multiples of standard mortality. Reserves for substandard non-interest sensitive policies equal one-half the gross extra premium.

As of December 31, 2011 and 2010, respectively, the Company had $343,232,260 and $90,261,343 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Department. Reserves to cover the above insurance totaled $2,172,468 and $1,116,817 at December 31, 2011 and 2010, respectively.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 16 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL
---------------------------------------------------------------------------
CHARACTERISTIC
--------------

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment) and subject to discretionary withdrawal (without adjustment) are summarized as follows:

                                                                                      December 31, 2011
                                                         --------------------------------------------------------------------------
                                                                              Separate Accounts
                                                                        -----------------------------
                                                            General                        Non-                         Percent
                                                            Account       Guaranteed    Guaranteed        Total         of Total
                                                         -------------- -------------- -------------- -------------- --------------
Subject to discretionary withdrawal (with adjustment):
  At fair value                                          $           -  $           -  $   8,572,520  $   8,572,520       49.0%

Subject to discretionary withdrawal (without adjustment):
  At book value with minimal or no charge or adjustment      8,939,663              -              -      8,939,663       51.0%
                                                         -------------- -------------- -------------- -------------- --------------

Total annuity reserves and deposit fund liabilities      $   8,939,663  $           -  $   8,572,520  $  17,512,183      100.0%
                                                         ============== ============== ============== ============== ==============

                                                                                      December 31, 2010
                                                         --------------------------------------------------------------------------
                                                                              Separate Accounts
                                                                        -----------------------------
                                                            General                        Non-                         Percent
                                                            Account       Guaranteed    Guaranteed        Total         of Total
                                                         -------------- -------------- -------------- -------------- --------------
Subject to discretionary withdrawal (with adjustment):
  At fair value                                          $           -  $           -  $     222,296  $     222,296        6.7%

Subject to discretionary withdrawal (without adjustment):
  At book value with minimal or no charge or adjustment      3,115,792              -              -      3,115,792       93.3%
                                                         -------------- -------------- -------------- -------------- --------------

Total annuity reserves and deposit fund liabilities      $   3,115,792  $           -  $     222,296  $   3,338,088      100.0%
                                                         ============== ============== ============== ============== ==============

A reconciliation of total annuity actuarial reserves and deposit fund liabilities follows:

                                                                      December 31,
                                                             -----------------------------
                                                                  2011           2010
                                                             -------------- --------------
     Life & Accident & Health Annual Statement:
       Exhibit 5, Annuities Section, Total (net)             $   8,939,586  $   3,115,771
       Exhibit 7, Line 14, Column 1                                     77             21
                                                             -------------- --------------
       Subtotal                                                  8,939,663      3,115,792

     Separate Accounts Annual Statement:
       Exhibit 3, Line 0299999, Column 2                         8,572,520        222,296
                                                             -------------- --------------
       Combined Total                                        $  17,512,183  $   3,338,088
                                                             ============== ==============

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 17 - PREMIUMS AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED
----------------------------------------------------------------------

Deferred and uncollected life insurance premiums and annuity considerations at December 31 were as follows:

                                      2011                  2010
                             ---------------------------------------------------
                                            Net of                    Net of
                                Gross       Loading       Gross       Loading
                             ------------ ------------ ------------ ------------

  Ordinary new business      $ 1,096,872  $   328,400  $   295,331  $      (450)
  Ordinary renewal               857,862      765,856    1,342,188    1,139,270
                             ------------ ------------ ------------ ------------
  Total                      $ 1,954,734  $ 1,094,256  $ 1,637,519  $ 1,138,820
                             ============ ============ ============ ============

NOTE 18 - SEPARATE ACCOUNTS
---------------------------

Separate accounts held by the Company offer no investment experience guarantees and relate to individual variable life and annuity policies and group annuity contracts of a nonguaranteed return nature, as approved by the state of domicile pursuant to the Company's certificate of authority. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative. The assets and liabilities of the account are legally separated or insulated from other Company assets and liabilities. The assets of the separate account are carried at fair value.

Variable life and annuities provide an incidental death benefit of the greater of account value or premium paid. The Company also offers a policy with a step up minimum guaranteed death benefit option. The reserve for the minimum guaranteed death benefit and the step up minimum guaranteed death benefit option is held in the "Reserves for life, accident and health policies" line of the Balance Sheets - Statutory Basis.

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2011 and 2010, the Company reported assets and liabilities from variable universal life, variable annuities and group annuities product lines in a separate account.

In accordance with the products/transactions recorded within the separate account, assets are considered legally insulated from the general account.

As of December 31, 2011 and 2010 the Company's Separate Account Statement included legally insulated assets of $8,653,228 and $303,823, respectively.

The Company does not engage in securities lending transactions within the separate account.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 18 - SEPARATE ACCOUNTS, (continued)
----------------------------------------

The assets are carried at fair value. Information regarding the separate accounts of the Company is as follows:

                                                                                      Non Guaranteed
                                                                                    Separate Accounts
                                                                       --------------------------------------------
                                                                            2011           2010           2009
                                                                       -------------- -------------- --------------
  For the year ended December 31:
    Premiums, considerations or deposits                               $   9,705,759  $       9,998  $      10,695
                                                                       -------------- -------------- --------------

  At December 31:
    Reserves by valuation basis
    For accounts with assets at:
      Fair value                                                       $   8,653,228  $     303,823
                                                                       -------------- --------------

    Reserves subject to discretionary withdrawal
      At fair value:                                                   $   8,653,228  $     303,823
                                                                       -------------- --------------

    Total included in "Separate account liabilities" in the
      Balance Sheets - Statutory Basis                                 $   8,653,228  $     303,823
                                                                       ============== ==============

Following is a reconciliation of net transfers to (from) the Separate Accounts:

                                                                                 Years Ended December 31,
                                                                       --------------------------------------------
                                                                            2011           2010           2009
                                                                       -------------- -------------- --------------
    Transfers as reported in the Statements of Income and Changes in Surplus of the Separate Accounts Statements:
        Transfers to the Separate Accounts                             $   9,705,759  $       9,998  $      10,695
        Transfers from the Separate Accounts                              (1,003,045)       (13,108)       (49,807)
                                                                       -------------- -------------- --------------
    Net transfers to (from) the Separate Accounts                          8,702,714         (3,110)       (39,112)
                                                                       -------------- -------------- --------------

    Net transfers from Separate Accounts in the Summary of
      Operations and Changes in Capital and Surplus of the
        Company - Statutory Basis                                      $   8,702,714  $      (3,110) $     (39,112)
                                                                       ============== ============== ==============

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis
--------------------------------------------------------------------------------

NOTE 19 - RECONCILIATION OF NAIC SAP TO GAAP
--------------------------------------------

A reconciliation of net income (loss) and capital and surplus of the Company as determined in accordance with NAIC SAP to amounts determined in accordance with GAAP is as follows:

                                                                                    Net Income (Loss)
                                                                                 Years Ended December 31,
                                                                       --------------------------------------------
                                                                            2011           2010           2009
                                                                       -------------- -------------- --------------
  Statutory basis amounts                                              $  (9,812,722) $  (1,686,010) $    (424,542)
  Add (deduct) adjustments:
    Insurance reserves                                                         2,023       (900,639)      (621,169)
    Deferred acquisition costs                                             9,669,349      2,464,034      3,570,256
    Deferred income taxes and other
      tax reclassifications                                                  (29,802)      (196,538)      (942,752)
    Statutory investment reserves                                             19,727         29,906         84,640
    Other, net                                                                     -          4,034            273
                                                                       -------------- -------------- --------------

  GAAP basis amounts                                                   $    (151,425) $    (285,213) $   1,666,706
                                                                       ============== ============== ==============

                                                                                   Capital and Surplus
                                                                                        December 31,
                                                                       --------------------------------------------
                                                                            2011           2010           2009
                                                                       -------------- -------------- --------------
  Statutory basis amounts                                              $  36,594,796  $  46,877,495  $  19,260,653
  Add (deduct) adjustments:
    Insurance reserves                                                    (2,746,247)    (2,844,341)    (1,929,320)
    Deferred acquisition costs                                            19,619,247      9,949,898      7,485,864
    Deferred income taxes                                                 (8,423,208)    (3,939,247)    (3,134,904)
    Valuation of investments                                               5,089,090      2,816,520      2,063,301
    Statutory investment reserves                                            195,971         77,258         (1,409)
    Dividends to policyholders                                                86,500        106,500        120,500
    Statutory non-admitted assets                                          7,313,948      3,358,959      2,338,012
    Other, net                                                                (1,305)             -         (4,034)
                                                                       -------------- -------------- --------------

  GAAP basis amounts                                                   $  57,728,792  $  56,403,042  $  26,198,663
                                                                       ============== ============== ==============

                                       36

PART C
------
                               OTHER INFORMATION

     Item 26.     Exhibits

     Exhibit
     Number       Description of Exhibit
     -------      ----------------------
     (a)          Board of Directors Resolution of First Ameritas Life Insurance
                  Corp. of New York Authorizing Establishing the Separate
                  Account (1) and Filed herein.
     (b)          Custodian Agreements. Not Applicable.
     (c)          Principal Underwriting Agreement and Amendment. (1)
     (d)          Form of Policy and Riders. (1)
     (e)          Form of Application. (2)
     (f)          (1) Amended and Restated Charter of Ameritas Life Insurance
                  Corp. of New York. (3)
                  (2) Amended and Restated Bylaws of Ameritas Life Insurance
                  Corp. of New York. (3)
     (g)          Reinsurance Contracts. Not Applicable.
     (h)          Participation Agreements:
                    (1)  The Calvert Funds. (3)
                    (2)  Fidelity Variable Insurance Products Funds. (3)
                    (3)  Third Avenue Variable Series Trust. (3)
     (i)          Administrative Contracts. Not Applicable.
     (j)          Other Material Contracts: Powers of Attorney. Filed herein.
     (k)          Legal Opinion. Filed herein.
     (l)          Actuarial Opinion. Not applicable.
     (m)          Calculation. Not applicable.
     (n)          Consents of Independent Auditors and Independent Registered
                  Public Accounting Firm. Filed herein.
     (o)          No financial statements are omitted from Item 24.
     (p)          Initial Capital Agreements. Not applicable.
     (q)          Transfer and Redemption Procedures Pursuant to Rule 6e-3(T)
                  (b)(12)(iii). (4)

Footnotes:

1. Incorporated by reference to First Ameritas Variable Life Insurance Separate Account Form S-6 initial Registration Statement No. 333-39110, filed June 12, 2000, EX-99.1.(A)(1), EX-99.1.(A)(3)(A), EX-99.1.(A)(5)(A).
2. Incorporated by reference to First Ameritas Variable Life Insurance Separate Account Pre-Effective Amendment No. 2 to the Registration Statement No. 333-39110, filed October 12, 2000, EX-99.1(10).
3. Incorporated by reference to First Ameritas Variable Life Insurance Separate Account Post Effective Amendment No. 5 to the Registration Statement No. 333-39110 filed on February 28, 2012, EX-99.A, EX-99.B, EX-99.H5, EX-99.H6, and EX-99.H7.
4. Incorporated by reference to First Ameritas Variable Life Separate Account Post Effective Amendment No. 3 to the Registration Statement No. 333-39110 filed on February 25, 2003, EX-99.Q.

Item 27.  Directors and Officers of the Depositor

          Name and Principal          Position and Offices
          Business Address            with Depositor
          ----------------            --------------
          JoAnn M. Martin             Director & Chair
          Kenneth L. VanCleave        Director, President & Chief Executive Officer
          John P. Carsten             Director
          Robert K. Crandall          Director
          Robert J. Lanik             Director
          David J. Myers              Director
          James E. Rembolt            Director
          Karen M. Gustin             Director, Senior Vice President, Group Marketing,
                                      National Accounts & Block Acquisition
          Robert G. Lange             Director, Vice President, General Counsel & Secretary
          William W. Lester           Director, Executive Vice President & Corporate Treasurer
          Timmy L. Stonehocker        Director & Executive Vice President
          Robert C. Barth             Senior Vice President & Chief Financial Officer

Principal business address is Ameritas Life Insurance Corp. of New York,
1350 Broadway, Suite 2201, New York, NY 10018; Service Office is at 5900 "O" Street, Lincoln, Nebraska 68510

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Name of Corporation (state where organized)                                     Principal Business
-------------------------------------------                                     ------------------
UNIFI(R) Mutual Holding Company(NE).............................................mutual insurance holding company

    Ameritas Holding Company(NE)................................................stock insurance holding company

        Ameritas Life Insurance Corp.(NE).......................................life/health insurance company
            Acacia Life Insurance Company(DC)...................................life insurance company
                Acacia Federal Savings Bank(DE).................................a federally chartered bank owned by Acacia
                                                                                Life Insurance Company (85.21%) and
                                                                                Ameritas Life Insurance Corp. (14.79%)
                    Acacia Service Corp.(VA)....................................deposit solicitation
                Calvert Investments, Inc.(DE)...................................holding company
                    Calvert Investment Management, Inc.(DE).....................asset management services
                    Calvert Investment Services, Inc.(DE).......................shareholder services
                    Calvert Investment Administrative Services, Inc.(DE)........administrative services
                    Calvert Investment Distributors, Inc.(DE)...................broker-dealer
                Griffin Realty LLC(VA)..........................................real estate investment company
            Ameritas Investment Corp.(NE).......................................a securities broker dealer and investment adviser owned by Ameritas Life Insurance
                                                                                Corp. (80%) and Centralife Annuities
                                                                                Service, Inc. (20%)
            Ameritas Life Insurance Corp. of New York(NY).......................life insurance company
            BNL Financial Corporation(IA).......................................stock insurance holding company
                Brokers National Life Assurance Company(AR).....................life/health insurance company
            The Union Central Life Insurance Company(NE)........................life insurance company
                PRBA, Inc.(CA)..................................................holding company
                    PRB Administrators, Inc.(DE)................................pension administration services

        Summit Investment Advisors, Inc.(NE)....................................investment adviser
            Ameritas Mortgage Funding, Inc. (NE)................................mortgage loan and servicing

Subsidiaries are indicated by indentations.  Ownership is 100% by the parent company except as noted.

Item 29.  Indemnification

Ameritas Life Insurance Corp. of New York By-laws provide as follows:

"Any person made or threatened to be made a party to an action or proceeding, whether civil or criminal, by reason of the fact that he, his testator or intestate then is or was a director, officer or employee of the Company, or then serves or has served any other corporation in any capacity at the request of the Company, shall be indemnified by the Company against expenses, judgments, fines and amounts paid in settlement to the full extent that officers and directors are permitted to be indemnified by the laws of the State of New York. The provisions of this article shall not adversely affect any right to indemnification which any person may have apart from the provisions of this article."

Sections 721-726 of the New York Business Corporation Law, in general, allow a corporation to indemnify any director, officer, employee or agent of the corporation for amounts paid in settlement actually and reasonably incurred by him or her in connection with an action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. Section 1216 of the New York Insurance Law requires notice of any such payment of indemnification to be filed with the superintendent.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Principal Underwriter

     a) Ameritas Investment Corp. which serves as the principal underwriter for the variable life insurance contracts issued through Ameritas Life of NY Separate Account VUL, also serves as the principal underwriter for variable annuity contracts issued through Ameritas Life of NY Separate Account VA, and serves as the principal underwriter for variable life insurance contracts issued through Ameritas Life Insurance Corp. Separate Account LLVL, Ameritas Variable Separate Account V, Ameritas Variable Separate Account VL, and Carillon Life Account and variable annuity contracts issued through Ameritas Life Insurance Corp. Separate Account LLVA, Ameritas Variable Separate Account VA-2, Ameritas Variable Separate Account VA, and Carillon Account.

     b) The following table sets forth certain information regarding the officers and directors of the principal underwriter, Ameritas Investment Corp.

          Name and Principal            Positions and Offices
          Business Address              With Underwriter
          ------------------            ---------------------
          William W. Lester*            Director & Chair
          Salene Hitchcock-Gear*        Director, President & Chief Executive
                                        Officer
          Robert C. Barth*              Director
          Kent M. Campbell**            Director
          Timmy L. Stonehocker*         Director
          Billie B. Beavers***          Senior Vice President
          Raymond M. Gilbertson*        Vice President, Corporate Compliance
          Cheryl L. Heilman*            Chief Compliance Officer
          Bruce D. Lefler***            Senior Vice President, Public Finance
          Robert-John H. Sands*         Corporate Secretary

* Principal business address: Ameritas Investment Corp., 5900 "O" Street, Lincoln, Nebraska 68510.
** Principal business address: Aviva USA, 7700 Mills Civic Parkway, West Des Moines, Iowa 50266.
*** Principal business address: Ameritas Investment Corp., 440 Regency Parkway Drive, Suite 222, Omaha, Nebraska 68114.

     (c)  Compensation From the Registrant
                (1)                  (2)                  (3)                  (4)               (5)
                                                   Compensation on
                               Net Underwriting   Events Occasioning
         Name of Principal      Discounts and     the Deduction of a        Brokerage           Other
         Underwriter             Commissions      Deferred Sales Load      Commissions       Compensation
         ---------------       ---------------    -------------------     -------------    ----------------
         Ameritas Investment
         Corp. ("AIC")             $11,977                 $0                   $0               ($1)

         (2)+(4)+(5) = Gross variable life compensation received by AIC.
         (2) = Sales compensation received and paid out by AIC as underwriter, AIC retains 0.
         (4) = Sales compensation received by AIC for retail sales.
         (5) = Sales compensation received by AIC and retained as underwriting fee.

Item 31.  Location of Accounts and Records

          The Books, records and other documents required to be maintained by
          Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained by Ameritas Life Insurance Corp. of New York at its Service Office at 5900 "O" Street, Lincoln, Nebraska 68510.

Item 32.  Management Services

          Not Applicable.

Item 34.  Fee Representation

          Ameritas Life Insurance Corp. of New York represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Ameritas Life of NY Separate Account VUL, certifies that it meets all of the requirements of effectiveness of this Post-Effective Amendment No. 6 to Registration Statement No. 333-39110 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Amendment to be signed on its behalf by the undersigned, duly authorized in the City of Lincoln, County of Lancaster, State of Nebraska on this 20th day of April, 2012.

                            AMERITAS LIFE of NY SEPARATE ACCOUNT VUL, Registrant

                            AMERITAS LIFE INSURANCE CORP. OF NEW YORK, Depositor



                                                      By:   JoAnn Martin*
                                                        ------------------------
                                                          Director & Chair

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 20, 2012.

    SIGNATURE              TITLE
    ---------              -----
    JoAnn M. Martin*       Director & Chair
    Kenneth L. VanCleave*  Director, President & Chief Executive Officer
    John P. Carsten*       Director
    Robert K. Crandall*    Director
    Robert J. Lanik*       Director
    David J. Myers*        Director
    James E. Rembolt*      Director
    Karen M. Gustin*       Director, Senior Vice President, Group Marketing,
                           National Accounts & Block Acquisition
    William W. Lester*     Director, Executive Vice President & Corporate Treasurer
    Timmy L. Stonehocker*  Director & Executive Vice President
    Robert C. Barth*       Senior Vice President & Chief Financial Officer


    /s/ Robert G. Lange    Director, Vice President, General Counsel & Secretary
    -------------------
    Robert G. Lange

* Signed by Robert G. Lange under Powers of Attorney executed effective as of March 20, 2012.

                                 Exhibit Index

     Exhibit

       (a)  Board of Directors Resolution

       (j)  Powers of Attorney

       (k)  Legal Opinion of Robert G. Lange

       (n)  Consents of Independent Auditors and
            Independent Registered Public Accounting Firm